JP CAPITAL APPRECIATION FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27401
1-800-458-4498


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 3, 1996

To owners of variable annuity contracts issued by Jefferson-Pilot Life Insurance Company ("JPLIC") entitled to give voting instructions in connection with Jefferson-Pilot Separate Account A and Jefferson-Pilot Separate Account B.

Notice is hereby given that a Special Meeting of the Shareholders of JP Capital Appreciation Fund, Inc. ("JP Fund"), an open-end, management investment company, will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27401 at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996 (the "Reorganization Agreement") by and among JP Fund, Jefferson-Pilot Corporation, Oppenheimer Variable Account Funds, on behalf of its series Oppenheimer Growth Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc., and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of JP Fund to Growth Fund in exchange for shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP Fund, and (iii) the cancellation of the outstanding shares of JP Fund ("Proposal 1");

2. To elect to the Board of Directors five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified ("Proposal 2");

3. To ratify or reject the selection of McGladrey & Pullen LLP as JP Fund's independent auditors for the current fiscal year ("Proposal 3"); and

4. To act upon such other matters as may properly come before the Meeting.

JPLIC, Jefferson-Pilot Separate Account A (a separate account of JPLIC) and Jefferson-Pilot Separate Account B (a separate account of JPLIC) are the only shareholders of JP Fund. However, JPLIC hereby solicits and agrees to vote the shares of JP Fund at the Meeting in accordance with timely instructions received from owners of variable annuity contracts having contract values allocated to Separate Account A and Separate Account B invested in such shares.

As a variable annuity contract owner of record at the close of business on October 10, 1996, you have the right to instruct JPLIC as to the manner in which shares of JP Fund attributable to your variable annuity contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of JP Fund for which you are entitled to give voting instructions. In addition, the Proposals are more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached thereto. Please read the Proxy Statement and Prospectus carefully before sending JPLIC your Voting Instruction Form. The Board of Directors of JP Fund recommends a vote in favor of each Proposal and to elect each of the nominees as Director.

YOUR VOTE IS IMPORTANT.   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

By Order of the Board of Directors,

J. Gregory Poole, Secretary

October 28, 1996

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION

1. What is the Reorganization?

The proposed Reorganization provides for the transfer of substantially all the assets of JP Capital Appreciation Fund, Inc. ("JP Fund") to Oppenheimer Growth Fund ("Oppenheimer Fund"), the issuance of shares of Oppenheimer Fund to JP Fund for distribution to its shareholders including Jefferson-Pilot Life Insurance Company, Jefferson-Pilot Separate Account
A and Jefferson-Pilot Separate Account B and the cancellation of the outstanding shares of JP Fund. The number of shares of Oppenheimer Fund that will be received by shareholders of JP Fund will be determined on the basis of the relative net asset values of Oppenheimer Fund and JP Fund. Although the number of shares of Oppenheimer Fund issued to a shareholder of JP Fund may be greater or fewer than the number of JP Fund shares that he or she holds, the value of the shares of Oppenheimer Fund issued in the Reorganization will be equal to the value of his or her JP Fund shares.

The Reorganization has been proposed in connection with a proposed acquisition by OppenheimerFunds, Inc. ("OFI") of the assets of JP
Investment Management Company ("JPM"), the investment adviser to JP Fund. OFI is discussed in greater detail below.

Owners of Jefferson-Pilot Life Insurance Company ("JPLIC") variable annuity contracts ("variable contracts") under which contract values are indirectly invested in JP Fund, are directed to read the accompanying Proxy Statement and Prospectus for further information about the Reorganization and related matters. Additional information about
Oppenheimer Fund is set forth in its accompanying Prospectus.

2. What are the reasons for the Reorganization?

Jefferson-Pilot Corporation ("JPC"), in the course of a review of its business, concluded that it should invest its capital resources in its core insurance business and communications operations rather than investing in the expansion of mutual fund assets being managed by JPM (or another investment management subsidiary). Because managing mutual fund investment portfolios in an efficient and profitable manner can only be achieved by managing aggregate assets significantly in excess of the amount of assets currently being managed by JPM, JPC has decided to sell the assets of JPM and thereby leave the business of managing mutual fund investment portfolios. This decision requires that alternative arrangements be made for the management of the assets of the four mutual funds (including JP Fund) managed by JPM. The Reorganization would result in OFI taking over management of the investment portfolio of JP Fund when JPM is sold.

3. What benefits to owners of variable contracts may result from this Reorganization?

The Board of Directors of JP Fund has determined that, among other things, the Reorganization would afford variable contract owners, as indirect investors in Oppenheimer Fund, the capabilities and resources of OFI and its affiliates in the area of equity investment management, shareholder services and marketing.

4. Who is paying the expenses of the Reorganization?

All expenses of the Reorganization will be paid by the respective investment advisers to JP Fund and Oppenheimer Fund and not JP Fund or Oppenheimer Fund.

5. Who is OppenheimerFunds, Inc.?

OFI and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OFI has operated as an investment adviser since 1959. OFI is indirectly controlled by Massachusetts Mutual Life Insurance Company. As of
September 30, 1996, OFI and a subsidiary had assets of more than $55 billion under management in more than 60 mutual funds.

6. Where can I get prospectuses and other information on Oppenheimer Fund or other Oppenheimer Funds available as investment options under my variable contract?

Call Jefferson-Pilot Investor Services, Inc. at 1-(800)458-4498. They will be pleased to supply you with prospectuses and other documentation with respect to such Oppenheimer funds.

7. How will the Reorganization affect my variable contract and my relationship with Jefferson-Pilot Life Insurance Company?

As an owner of a variable contract with contract value indirectly invested in JP Fund on the Record Date, the Reorganization will result in such contract value being indirectly invested in Oppenheimer Fund. After the Reorganization, variable contract owners will be able to allocate net purchase payments and transfer contract values to Sub-Accounts of Jefferson-Pilot Separate Account A ("Account A") and Jefferson-Pilot Separate Account B ("Account B") that invest in Oppenheimer Fund and JP Fund will not be an investment option under variable contracts. Your variable contract will not change in any other way and your relationship with Jefferson-Pilot will not change at all as a result of the Reorganization.

8. Will this Reorganization result in any tax liability to JP Fund, Oppenheimer Fund or to me as a variable contract owner?

The Reorganization is structured in a manner that is intended to qualify for federal income tax purposes as a tax-free reorganization. The aggregate tax basis of Oppenheimer Fund shares received in the Reorganization will be the same as the aggregate tax basis of JP Fund shares held on your behalf prior to the Reorganization, and the holding period of the shares of Oppenheimer Fund received in the Reorganization will include the period during which JP Fund shares were held on your behalf provided that those JP Fund shares were held as capital assets. Moreover, the Reorganization will not have an adverse impact on the status of the variable contracts under which contract values are indirectly invested in JP Fund.

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Since the foregoing only relates to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

JP CAPITAL APPRECIATION FUND, INC.
100 North Greene Street, Greensboro, North Carolina 27401
1-800-458-4498

PROXY STATEMENT

OPPENHEIMER GROWTH FUND
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

PROSPECTUS

This Proxy Statement and Prospectus is being furnished on behalf of the Board of Directors (the "Board") of JP Capital Appreciation Fund, Inc. ("JP Fund"), an open-end, management investment company, by Jefferson-Pilot Life Insurance Company ("JPLIC") to owners of variable annuity contracts issued by JPLIC and having contract values on the Record Date (as defined below) allocated to Jefferson-Pilot Separate Account A ("Account A") and Jefferson-Pilot Separate Account B ("Account B") invested in shares of JP Fund ("variable contracts").

This Proxy Statement and Prospectus is being furnished in connection with the solicitation of voting instructions from owners of such variable contracts ("variable contract owners") for use at the Special Meeting of Shareholders of JP Fund to be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina, 27401, at 10:00 A.M., local time, on December 3, 1996, and any adjournments thereof (the "Meeting"). The Board has set October 10, 1996, as the date for the determination of JP Fund shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). It is expected that this Proxy Statement and Prospectus will be mailed to variable contract owners on or about October 28, 1996. Although JPLIC is the sole record owner of JP Fund shares, variable contract owners are permitted to give JPLIC voting instructions. Variable contract owners are sometimes referred to in this Proxy Statement and Prospectus as "shareholders".

At the Meeting, shareholders of JP Fund will be asked to consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization, dated as of October 8, 1996 (the "Reorganization Agreement"), by and among JP Fund, Jefferson-Pilot Corporation ("JPC"), Oppenheimer Variable Account Funds, on behalf of its series, Oppenheimer Growth Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc. ("OFI"), and the transactions contemplated by the Reorganization Agreement (the "Reorganization").

The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for shares of Oppenheimer Fund having a value equal to the aggregate net asset value of the outstanding shares of JP Fund, the distribution of such shares of Oppenheimer Fund to JPLIC, Account A and Account B in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of JP Fund will receive that number of shares of Oppenheimer Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of JP Fund. This transaction has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes. See "Approval or Disapproval of the Reorganization." At the Meeting, shareholders of JP Fund will also be asked to elect five directors and ratify the selection of independent auditors.

JPLIC and Account A and Account B of JPLIC are the sole record holders of shares of JP Fund. However, variable contract owners are the beneficial owners of shares held by Account A and Account B. JPLIC will vote the shares of JP Fund at the Meeting in accordance with the timely instructions received from variable contract owners entitled to give voting instructions under variable contracts. JPLIC will vote shares attributable to variable contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. JPLIC also will vote shares not attributable to variable contracts (i.e., representing seed money investments in JP Fund made by JPLIC) in proportion to those for which instructions are received from variable contract owners. If a Voting Instruction Form is received that does not specify a choice, JPLIC will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates and for each nominee as director. In certain circumstances, JPLIC may have the right to disregard voting instructions, from certain variable contract owners. JPLIC does not believe that these circumstances exist with respect to matters currently before shareholders. Variable contract owners may revoke voting instructions given to JPLIC at any time prior to the Meeting by notifying the Secretary of JP Fund in writing.

Oppenheimer Fund's investment objective is to seek capital appreciation by emphasizing investments in securities of well-known and established companies. Current income is a secondary consideration in the selection of portfolio securities for Oppenheimer Fund. JP Fund's primary investment objective is to seek long term capital appreciation; current income through the receipt of interest or dividends from investments is only a secondary objective. JP Fund proposes to achieve these objectives by investing substantially all of its assets in common stocks of companies recognized as leaders in their respective industries as more fully described herein. Shareholders of JP Fund should consider the differences in investment objectives and policies of Oppenheimer Fund and JP Fund.
See "Synopsis - Investment Objectives and Policies," "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund - Comparison of Investment Objectives, Policies and Restrictions."

Oppenheimer Fund has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of Oppenheimer Fund to be offered to the shareholders of JP Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of Oppenheimer Fund filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to Oppenheimer Fund has been prepared by and is the responsibility of Oppenheimer Fund. Information contained or incorporated by reference herein relating to JP Fund has been prepared by and is the responsibility of JP Fund.

This Proxy Statement and Prospectus sets forth concisely information about Oppenheimer Fund that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to JP Investment Management Company, the investment adviser and transfer agent for JP Fund, at P.O. Box 21008, North Carolina 27420, or by calling 1-800-458-4498 (a toll-free number): (i) a Prospectus for JP Fund, dated May 1, 1996, as supplemented October 8, 1996 (information about JP Fund is incorporated herein by reference to JP Fund's May 1, 1996 Prospectus, as supplemented) and (ii) a Statement of Additional Information about JP Fund, dated May
1, 1996 (the "JP Fund Additional Statement"). The most recent Annual Report and Semi-Annual Report for JP Fund, dated as of December 31, 1995 and June 30, 1996, respectively, are also available without charge upon request to JPIS by calling 1-800-458-4498 (toll-free).

The following documents have been filed with the SEC and are available without charge upon written request to the transfer agent for Oppenheimer Fund, OppenheimerFunds Services ("OFS"), at P.O. Box 5270, Denver, Colorado 80217, or by calling 1-800-525-7048 (a toll free number): (i) a Prospectus for the Trust, dated May 1, 1996, as revised October 28, 1996 and as supplemented October 28, 1996, which is incorporated herein by reference as it relates to the Oppenheimer Fund series of the Trust (the shares of the owner series of Oppenheimer Variable Account Funds are not being offered pursuant to the Reorganization) and a copy of which also accompanies this Proxy Statement and Prospectus; (ii) a Statement of Additional Information about the Trust, dated May 1, 1996 (the "The Trust Additional Statement"), which contains more detailed information about Oppenheimer Fund and its management, and (iii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Reorganization Additional Statement"), dated October 18, 1996, incorporated herein by reference and filed as part of the Registration Statement, which includes, among other things, the Prospectus for JP Fund, the JP Fund Additional Statement and the Oppenheimer Fund Additional Statement.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of Oppenheimer Fund are not deposits or obligations of any bank, are not guaranteed or endorsed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated October 28, 1996.

                                        TABLE OF CONTENTS
                                 PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES
   Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses
   Examples

SYNOPSIS
   Purpose of the Meeting
   Parties to the Reorganization
   The Reorganization
   Vote Required
   Tax Consequences of the Reorganization
   Dissenters' Rights
   Investment Objectives and Policies
   Investment Advisory Fees
   Purchases and Redemptions

PRINCIPAL RISK FACTORS

   Stock Investment Risks
   Foreign Securities
   Small, Unseasoned Companies
   Borrowing for Leverage
   Options and Futures; Derivatives

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION (Proposal 1)
   Background
   Acquisition Agreement
   Board Approval of the Reorganization
   The Reorganization
   Tax Aspects of the Reorganization
   Dissenters' Rights
   Capitalization Table (Unaudited)

COMPARISON BETWEEN OPPENHEIMER FUND AND JP FUND
   Comparison of Investment Objectives, Policies and Restrictions
   Special Investment Methods
   Investment Restrictions
   Oppenheimer Fund Performance
   Other Investors in Oppenheimer Fund
   Additional Comparative Information

ELECTION OF DIRECTORS (Proposal 2)
   Information Concerning the Board
   Officers of JP Fund
   Other Information

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS (Proposal
3)

INFORMATION CONCERNING THE MEETING
   The Meeting
   Record Date; Vote Required; Share Information
   Voting Instructions
   Costs of the Solicitation and the Reorganization

MISCELLANEOUS
   Financial Information
   Public Information

SHAREHOLDER PROPOSALS

OTHER BUSINESS

EXHIBIT A -     Agreement and Plan of Reorganization, dated as of October 8,
                1996, by and among Oppenheimer Variable Account Funds, on behalf of Oppenheimer Growth Fund, JP Capital Appreciation
                Fund, Inc., OppenheimerFunds, Inc. and Jefferson-Pilot
                Corporation

ENCLOSURE-      Prospectus of the Trust, dated May 1, 1996, as revised October
 28, 1996 and as supplemented October 28, 1996.

COMPARATIVE FEE TABLES

Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses

Shareholders of the funds do not pay any sales load, redemption fee or exchange fee. See the Account A prospectus or the Account B variable contract, as applicable, for fees that apply to variable contract owners. Each fund pays a variety of expenses directly for management of its assets, administration, and other services, and those expenses are reflected in the net asset value per share of each of Oppenheimer Fund and JP Fund. The following calculations are based on the expenses of JP Fund and Oppenheimer Fund for the 12 months ended December 31, 1995 and the six months ended June 30, 1996. These amounts are shown as a percentage of the average net assets of JP Fund and Oppenheimer Fund for those periods (for the six months ended June 30, 1996, the percentages are annualized). Proforma expenses for the combined fee after giving effect to the Reorganization are not shown as they do not differ from the fees indicated below for Oppenheimer Fund. The table does not reflect expenses that apply at the separate account level or that are charged by Account A and Account B or by JPLIC under the variable contracts.

                                 JP Fund             Oppenheimer Fund
                           12 months    6 months     12 months    6 months
                           ended        ended        ended        ended
                           12/31/95     6/30/96(1)   12/31/95     6/30/96(1)
Management Fees            0.50%        0.50%        0.75%        0.75%
Other Expenses             0.12%        0.10%        0.04%        0.03%
Total Fund Operating
Expenses                   0.62%        0.60%        0.79%        0.78%

(1)    Annualized

Examples

To attempt to show these expenses over time, the examples shown below have been created. Assume that you make a $1,000 investment in either JP Fund or Oppenheimer Fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above for the six months ended June 30, 1996 and the 12 months ended December 31, 1995.

Based on the rate of "Total Fund Operating Expenses" shown above for the six months ended June 30, 1996, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                 1 year         3 years       5 years        10 years

Oppenheimer Fund                 $8             $25           $43            $97

JP Fund                          $6             $19           $33            $75

Based on the rate of "Total Fund Operating Expenses" shown above for the 12 months ended December 31, 1995, if you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                 1 year         3 years       5 years        10 years

Oppenheimer Fund                 $8             $25           $44            $98

JP Fund                          $6             $20           $35            $77

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of JP Fund to assist them in determining whether to approve or disapprove the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of the Trust which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Purpose of the Meeting

At the Meeting, shareholders of JP Fund will be asked to approve or disapprove the Reorganization. In addition, shareholders will be requested to elect five directors of JP Fund and ratify the selection of JP Fund's independent auditors.

Parties to the Reorganization

Oppenheimer Fund is a series of the Trust, Oppenheimer Variable Account Funds, a diversified, open-end, management investment company organized in 1984 as a multi-series Massachusetts business trust. Oppenheimer Fund was organized in 1984 and is one of nine separate series of the Trust. Oppenheimer Fund is located at 3410 South Galena Street, Denver, Colorado 80231. OFI acts as investment adviser to Oppenheimer Fund. OFI is located at Two World Trade Center, New York, New York 10048-0203. Additional information about Oppenheimer Fund is set forth below.

JP Fund is a diversified, open-end, management investment company organized in 1982 as a North Carolina corporation. JP Fund is located at 100 North Greene Street, Greensboro, North Carolina 27420. JP Investment Management Company ("JPM") acts as investment adviser and transfer agent to JP Fund. JPM is located at 100 North Greene Street, Greensboro, North Carolina 27401. Additional information about JP Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund. JP Fund will retain a small Cash Reserve sufficient to pay any liabilities and expenses of dissolution. The Reorganization Agreement also provides for the distribution by JP Fund of these shares of Oppenheimer Fund to JP Fund shareholders in liquidation of JP Fund. As a result of the Reorganization, each JP Fund shareholder will receive that number of full and fractional Oppenheimer Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to Oppenheimer Fund as of the Valuation Date (as hereinafter defined). For further information about the Reorganization see "Approval or Disapproval of the Reorganization" below.

For the reasons set forth below under "Approval or Disapproval of the Reorganization - Board Approval of the Reorganization," the Board, including the Directors who are not "interested persons" of JP Fund (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of JP Fund and its shareholders and that the interests of existing JP Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by JP Fund shareholders. The Board of Trustees of the Trust has also approved the Reorganization and determined that the interests of existing Oppenheimer Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, JP Fund will continue in existence and the Board will determine whether to pursue alternative actions. The section below entitled "Approval or Disapproval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OFI, JPM and certain affiliates of JPM.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the shares of JP Fund entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date; Vote Required; Share Information."

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, JP Fund and Oppenheimer Fund will have received an opinion of Sutherland, Asbill & Brennan, tax counsel to JP Fund, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by JP Fund, Oppenheimer Fund, or the shareholders of either fund for federal income tax purposes. Moreover, the Reorganization will not have an adverse impact on the tax status of the variable contracts under which contract values are indirectly invested in JP Fund. For further information about the tax consequences of the Reorganization, see "Approval or Disapproval of the Reorganization -Tax Aspects of the Reorganization" below.

Dissenters' Rights

Dissenters' rights of appraisal are generally not available to shareholders of JP Fund with respect to the Reorganization. See, "The Reorganization - Dissenters' Rights."

Investment Objectives and Policies

Oppenheimer Fund's investment objective is a fundamental policy, and JP Fund's investment objectives and policies are also fundamental policies. Fundamental policies are those that cannot be changed without the approval of shareholders of that fund. Oppenheimer Fund's investment policies described below are not fundamental unless this Proxy Statement and Prospectus indicates a particular policy is fundamental.

Oppenheimer Fund seeks to achieve capital appreciation by emphasizing investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of Oppenheimer Fund's portfolio securities. Oppenheimer Fund's investments may also include securities of "growth-type" companies.

JP Fund's primary investment objective is long-term capital appreciation. Current income through the receipt of interest or dividends from investments is only a secondary objective. JP Fund proposes to achieve these objectives by investing substantially all its assets in publicly-held common stocks of companies recognized as leaders in their respective industries with proven and capable management and that are providing significant products and services to their customers. JP Fund's investments will be made predominantly in securities listed on registered securities exchanges, but it may purchase securities traded in the over-the-counter market. Investments may be made in other equity securities, including rights, warrants, preferred stock and those debt securities convertible into or carrying rights, warrants, or options to purchase common stock or to participate in earnings. JP Fund may also hold cash or invest in short-term securities.

Oppenheimer Fund's and JP Fund's investments may also include securities of foreign governments and companies (limited, in the case of JP Fund, to securities issued by Canadian companies) and, subject to certain limitations, repurchase agreements. Oppenheimer Fund may also write covered call options and use certain derivative investments, including options and futures, because they offer the potential for increased income and principal value, and may use hedging instruments to try to manage investment risks.

Shareholders of JP Fund should consider the differences in investment objectives and policies between JP Fund and Oppenheimer Fund, including the ability of Oppenheimer Fund to employ a speculative investment method known as borrowing for leverage. Oppenheimer Fund invests in a wider variety of securities, such as certain hedging instruments and derivative investments, some of which have greater investment risks than the types of securities JP Fund usually holds. See "Principal Risk Factors" and "Comparison Between Oppenheimer Fund and JP Fund - Comparison of Investment Objectives, Policies and Restrictions."

Investment Advisory Fees

Oppenheimer Fund and JP Fund each obtain investment management services from their respective investment advisers pursuant to the terms of their respective investment advisory agreements. Each agreement provides that a management fee is payable to the investment adviser monthly.
Oppenheimer Fund pays a management fee to OFI computed on its net asset value as of the close of business each day, which fee declines on additional assets as Oppenheimer Fund increases its asset base, at the annual rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million. The management fee payable by JP Fund to JPM is at an annual rate of 1/2 of 1% of JP Fund's average daily net asset value. JPM is reimbursed by JP Fund for performing certain shareholder accounting services. JPM has contractually agreed that if in any fiscal year the total of JP Fund's ordinary business expenses (with specified exceptions) exceeds 1% of JP Fund's average daily net asset value, JPM will pay the excess by reducing its management fee by a corresponding amount. OFI has voluntarily undertaken that the total expenses of Oppenheimer Fund in any fiscal year will not exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of average net assets over $100 million and OFI's management fee will be reduced or eliminated during any fiscal year in which the payment of such fee would cause Oppenheimer Fund's expenses to exceed this limitation. OFI's undertaking to Oppenheimer Fund is revocable and may be changed or eliminated at any time. Neither fund's management fees were reduced during the past fiscal year.

Purchases and Redemptions

Purchases. Shares of Oppenheimer Fund are currently offered only for purchase by separate accounts as an investment medium for variable life insurance policies and variable annuity contracts, and separate accounts for retirement plans. Purchases of JP Fund's shares are currently restricted to the separate accounts that are sponsored by the insurance subsidiaries of JPC and any of their affiliates and to pension plans for employees of said companies and their affiliates. Shares of JP Fund and Oppenheimer Fund are offered at their respective offering price, which is net asset value (without sales charge).

Redemptions. Shares of Oppenheimer Fund and shares of JP Fund may be redeemed at their respective net asset values per share calculated after the redemption order is received and accepted.

Oppenheimer Fund may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. For JP Fund, the corresponding minimum is $250 once the account has been open at least 12 months.

PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Oppenheimer Fund, JP Fund shareholders should carefully consider the following summary of risk factors, relating to both Oppenheimer Fund and JP Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. Additional information of risk factors for each fund is set forth in the respective Prospectus of each fund and in addition for Oppenheimer Fund, the Trust Additional Statement.

As a general matter, Oppenheimer Fund and JP Fund are intended for investors seeking capital appreciation and, secondarily, current income, who are willing to accept greater risks of loss in the hopes of greater gains. There is no assurance that either Oppenheimer Fund or JP Fund will achieve its investment objectives and investment in the funds is subject to investment risks, including the possible loss of the principal invested.

Stock Investment Risks

Because the funds may invest a substantial portion of their assets in stocks, the value of a fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the fund's net asset value per share, which will fluctuate as the values of the fund's portfolio securities change.

Foreign Securities

Oppenheimer Fund may invest in equity (and debt) securities issued or guaranteed by foreign governments or foreign companies or other agencies; it is currently intended that such investments will not exceed 25% of Oppenheimer Fund's total assets. JP Fund may not invest in foreign securities other than securities issued by Canadian companies. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. In addition, there are risks of changes in foreign currency values. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's securities denominated in a foreign currency. Both funds' investment income and proceeds from foreign securities may be received in foreign currencies and the funds will be required to absorb the cost of currency fluctuations. If a fund suffers a loss on foreign currencies after it has distributed its income during the year, the fund may find that it has distributed more income than was available from actual investment income, and the shareholders will have received a return of capital. The foreign securities Oppenheimer Fund may invest in, such as emerging market securities, have speculative characteristics and involve more risk than other foreign securities, including extended settlement periods for securities transactions, increased illiquidity and increased volatility.

Small, Unseasoned Companies

The funds may invest in securities of companies that have been in operation for less than three years (including the operations of predecessors). Securities of these companies may have limited liquidity (which means that a fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. Oppenheimer Fund currently intends to invest no more than 5% of its net assets in the next year in the securities of small, unseasoned issuers. JP Fund is prohibited from investing more than 5% of its assets in the securities of such issuers.


Borrowing for Leverage

Oppenheimer Fund may borrow up to 5% of the value of its total assets from banks to buy securities, but only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investment technique may subject Oppenheimer Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that Oppenheimer Fund's net asset value per share will fluctuate more than the net asset value of funds that do not borrow, since Oppenheimer Fund pays interest on borrowings and interest expense affects Oppenheimer Fund's share price. JP Fund is not permitted to borrow for leverage and may only borrow money in an amount up to 5% of its total assets for extraordinary or emergency purposes.

Options and Futures; Derivatives

Oppenheimer Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts and options on securities, broadly-based stock indices, stock index futures and foreign currency.
The foregoing instruments, referred to as "hedging instruments," may be considered derivative investments. Oppenheimer Fund may also invest in certain derivative investments because they offer the potential for increased income and principal value. Hedging instruments and derivative investments and their special risks are described below in "Comparison Between Oppenheimer Fund and JP Fund."

APPROVAL OR DISAPPROVAL OF THE REORGANIZATION
(Proposal 1)

Background

JPC, in the course of a review of its business, concluded that it should concentrate on its core insurance business and communications operations and not continue, through its existing subsidiaries, in the business of managing mutual fund investment portfolios. JPC is a publicly-held holding company that is the parent of JPM. In addition to JP Fund, JPM manages another mutual fund, JP Investment Grade Bond Fund, Inc. (with JP Fund, the "Insurance Funds") that sells its shares exclusively to Account A and Account B to support variable annuity contracts. JPM also manages two mutual funds that are sold on a retail basis through a broker-dealer network. In aggregate, these four mutual funds had net assets at September 30, 1996 of approximately $175 million. Managing mutual fund investment portfolios in an efficient and profitable manner requires significant assets per fund and in the aggregate. Usually several billion dollars in aggregate net assets is necessary to cover normal operating costs and provide resources for capital investment in new products and services. With regard to retail mutual funds, financing certain classes of shares and providing sales support to dealers are additional expenses that can only be supported from a relatively large asset base. Consequently, it has become increasingly difficult for a relatively small mutual fund operation such as that managed by JPM to compete. JPC evaluated the capital investment that would be required of it or its subsidiaries to achieve such an asset base and determined that: (1) the best investment of its resources would not be in expanding the mutual fund assets under JPM's management, and (2) if, through JPM (or another subsidiary), it could not be extremely competitive in the business of managing mutual fund investment portfolios, it should sell the assets of JPM and facilitate making other arrangements for the management of the assets of the four mutual funds (including JP Fund) managed by JPM. Sometime after these determinations by JPC were made, representatives of JPC and JPM met with OFI to discuss OFI's acquiring JPM's mutual fund-related assets. Representatives of OFI and JPM held meetings beginning in December 1995. Following the negotiation of the terms of an acquisition agreement and related agreements, an acquisition agreement (the "Acquisition Agreement") was executed by OFI, JPC, JPM and JPLIC on September 24, 1996.

The Reorganization described in this Proxy Statement and Prospectus is one aspect of the overall Acquisition (as hereinafter defined) contemplated by the Acquisition Agreement described below. The consummation of the Reorganization is one condition, among others, to the closing of the Acquisition. Likewise, the consummation of the Acquisition is one condition, among others, to the closing of the Reorganization. Accordingly, unless the parties otherwise agree, the Reorganization may not be effected, despite shareholder approval, if the Acquisition does not close. In such case, JP Fund will continue in existence and the Board will take such further action as it, in its discretion, deems necessary or advisable. The description of the Acquisition Agreement set forth below is a summary only.


Acquisition Agreement

The Acquisition Agreement contemplates the sale to OFI of all the assets of JPM (the "Purchased Assets") and the assumption by OFI of certain liabilities of JPM and JPC relating to the Purchased Assets ("Assumed Liabilities") (the foregoing sale and assumption constitute the "Acquisition"). The Acquisition Agreement contemplates that each of the four mutual funds advised by JPM (including JP Fund) (each, a "Reorganized Fund") will be reorganized with a mutual fund currently advised by OFI.

A condition to the obligation of the parties to close under the Acquisition Agreement (the "Acquisition Closing") is the approval of the reorganizations of the Reorganized Funds (including the Reorganization described in this Proxy Statement and Prospectus) by their respective shareholders and the approval of the reorganizations of the Insurance Funds by applicable state insurance regulatory authorities. The Acquisition Agreement sets forth certain other conditions to each party's obligation to close.

JPM, JPC and JPLIC have agreed pursuant to an Agreement Not to Compete not to, among other things, sell or offer to sell shares of or other security interests in investment companies or investment oriented insurance policies to persons who were shareholders of a Reorganized Fund or owned variable annuity contracts issued by JPLIC invested in the Insurance Funds, in each case, immediately prior to the reorganization of such fund for a period to end on the fourth anniversary of the Acquisition Closing. Further, JPM, JPC and JPLIC may not act as an investment adviser to funds established, formed, sold, sponsored or distributed by them and their affiliates with certain exceptions. OFI, on the one hand, and JPM, JPC and JPLIC, on the other, have agreed to indemnify the other for certain liabilities.

Board Approval of the Reorganization

At its meeting on August 26, 1996, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of JP Fund and its shareholders and resolved to recommend that JP Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of JP Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OFI and JPM. These materials included financial statements as well as other written information regarding OFI and its personnel, operations and financial condition. The Board also reviewed the same type of information about JPM. Consideration was given to comparative information concerning other mutual funds with similar investment objectives to JP Fund and Oppenheimer Fund. The Board also considered information with respect to the relative historical performance of JP Fund, Oppenheimer Fund and other mutual funds having similar investment objectives. The Board also reviewed and discussed the terms and provisions of the investment advisory agreement pursuant to which OFI provides investment management services to Oppenheimer Fund and compared and contrasted them to the existing management arrangements for JP Fund as well as the management arrangements of other similar mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.

In reaching its determination, the Board gave careful consideration to a number of factors. First, the Board evaluated the entire Reorganization in light of the fact that JPC intends to sell JPM or otherwise leave the business of managing mutual fund investment portfolios. Therefore, new arrangements for the management of JP Fund assets would have to be obtained either by the Reorganization or some other means. Second, the Board carefully considered the similarities and differences of the investment objectives, policies and methods of JP Fund and Oppenheimer Fund. The Board also carefully considered the fact that the Reorganization would afford variable contract owners, as indirect investors in the Oppenheimer Fund, the capabilities and resources of OFI and its affiliates in the area of investment management and shareholder servicing. Finally, the Board carefully considered the terms and conditions of the Reorganization, including that: (1) there would be no sales charge imposed in effecting the Reorganization, (2) the Reorganization is intended to qualify as a tax-free exchange, and (3) OFI and JPM would pay all expenses of the reorganization and Oppenheimer Fund and JP Fund would not pay any of these expenses. The Board also considered that the annual operating expenses for Oppenheimer Fund are higher, as a percentage of net assets, and would be higher on a pro forma basis after giving effect to the Reorganization, than the operating expenses of JP Fund due to the fact that Oppenheimer Fund is subject to a higher management fee rate than JP Fund. For operating expenses and other expense information relating to Oppenheimer Fund and JP Fund, see "Comparative Fee Tables - Expenses of Oppenheimer Fund and JP Fund; Pro Forma Expenses."

The Board was also advised regarding the provisions of Section 15(f) of the 1940 Act as they relate to the Acquisition. Section 15(f) of the 1940 Act provides, in effect, that an investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of the adviser's business provided that two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor advisers), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its securities holders (other than fees for bona fide investment advisory and other services).

Management of the Reorganized Funds (including JP Fund) and management of the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer Fund) are aware of no circumstances arising from the Acquisition or preparatory transactions to the Acquisition that might result in the imposition of an "unfair burden" on the Reorganized Funds (including JP Fund) or the mutual funds managed by OFI into which the Reorganized Funds will be reorganized (including Oppenheimer Fund). Moreover, the Acquisition Agreement provides that OFI, JPM and JPC will conduct their businesses (and use their reasonable efforts to cause their respective affiliates to conduct their businesses) so as to assure, insofar as is in their control, that no "unfair burden" will be imposed on the Reorganized Fund (including JP Fund) or any mutual fund managed by OFI into which a Reorganized Fund would be reorganized (including Oppenheimer Fund) as a result of the transactions contemplated by the Acquisition Agreement.

The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Board of Trustees of each mutual fund managed by OFI into which a Reorganized Fund would be organized (including Oppenheimer
Fund) is already so composed.

After consideration of the above factors, and such other factors and information as the directors deemed relevant, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of JP Fund.

The Trust's Board of Trustees, on behalf of Oppenheimer Fund, including the trustees who are not "interested persons" of Oppenheimer Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Oppenheimer Fund and its shareholders. The Board of Trustees further determined that the Reorganization would not result in dilution of the Oppenheimer Fund shareholders' interests. The Board of Trustees considered, among other things, that an increase in Oppenheimer Fund's asset base as a result of the Reorganization could benefit Oppenheimer Fund shareholders due to the economies of scale available to a larger fund. Over time, these economies of scale may result in slightly lower costs per account for each Oppenheimer Fund shareholder through lower operating expenses and transfer agency expenses.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (1) substantially all of the assets of JP Fund would be transferred to Oppenheimer Fund in exchange for shares of Oppenheimer Fund having a value equal to the value of the JP Fund assets transferred, (2) these shares would be distributed among shareholders of JP Fund in liquidation of JP Fund and (3) the outstanding shares of JP Fund would be cancelled. Prior to the Closing Date (as hereinafter defined), which is expected to be within 10 business days after JP Fund shareholder approval of the Reorganization is obtained, JP Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. Oppenheimer Fund will not assume any liabilities or obligations of JP Fund except for portfolio securities purchased which have not settled in the ordinary course of business. In this regard, JP Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) JP Fund's expenses of liquidation (if any) and (b) JP Fund's liabilities, other than those assumed by Oppenheimer Fund. The Cash Reserve will be accounted for as a liability of JP Fund in determining its net asset value. The number of full and fractional shares of Oppenheimer Fund to be issued to JP Fund will be determined on the basis of Oppenheimer Fund's and JP Fund's relative net asset values per share, computed as of the close of business of The New York Stock Exchange Inc. on the business day preceding the Closing Date (the "Valuation Date"). The Closing Date for the Reorganization will be the date of the closing of the Acquisition under the Acquisition Agreement or such other date as may be mutually agreed upon in writing.

The valuation procedures set forth in the Trust's Prospectus and the Trust Additional Statement will be utilized to determine the value of JP Fund's assets to be transferred to Oppenheimer Fund pursuant to the Reorganization, the value of Oppenheimer Fund's assets and the net asset value of shares of Oppenheimer Fund. Such values will be computed by JPM and OFI, respectively, as of the Valuation Date in a manner consistent with OFI's regular practice in pricing Oppenheimer Fund.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, Oppenheimer Fund will be in compliance with all of its investment policies and restrictions. JP Fund will recognize capital gain or loss on any sales made pursuant to this condition. If JP Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as long-term capital gain or, if the assets disposed of had not been held for more than one year, as ordinary income. For a discussion of the tax consequences of such distributions to variable contract owners, see "Tax Aspects of the Reorganization" below and "Federal Tax Status" in the Account A current prospectus. Except for sales, if any, made pursuant to the foregoing condition or in the ordinary course of business, JP Fund does not expect to sell any of its portfolio securities prior to the Closing Date. Except for dispositions to be made in the ordinary course of business or in an amount deemed not to be significant, Oppenheimer Fund has no present intention of disposing of the assets of JP Fund to be acquired in the Reorganization.

Contemporaneously with the closing, JP Fund will be liquidated (except for the Cash Reserve) and JP Fund will distribute or cause to be distributed pro rata to JP Fund shareholders of record on the Valuation Date the full and fractional shares of Oppenheimer Fund received by JP Fund. Upon such liquidation, all issued and outstanding shares of the JP Fund will be cancelled on JP Fund's books and JP Fund shareholders will have no further rights as shareholders of JP Fund. To assist JP Fund in the distribution of Oppenheimer Fund shares, Oppenheimer Fund will, in accordance with a shareholder list supplied by JP Fund, cause Oppenheimer Fund's transfer agent to credit and confirm an appropriate number of shares of Oppenheimer Fund to each shareholder of JP Fund. After the closing of the Reorganization, JP Fund will not conduct any business except in connection with the winding up of its affairs.

Under the Reorganization Agreement, within one year after the Closing Date, JP Fund shall either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below), or (ii) distribute such remaining amount to the shareholders of JP Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date. After this transfer or distribution and after all final reports and tax returns have been filed and the winding up of JP Fund's affairs has been completed, JP Fund will be dissolved as a corporation under North Carolina law.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by JP Fund's shareholders. Notwithstanding approval of JP Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date (1) by mutual written consent of JP Fund, and the Trust, on behalf of Oppenheimer Fund, (2) by JP Fund or the Trust, on behalf of Oppenheimer Fund, if the Closing shall not have occurred on or before December 31, 1996, (3) by JP Fund or the Trust, on behalf of Oppenheimer Fund, if the other party shall fail to perform in any material respect its agreements contained in the Reorganization Agreement required to be performed on or prior to the Closing Date, the other party materially breaches any representation, warranty, or covenant contained in the Reorganization Agreement, the JP Fund shareholders fail to approve the Reorganization Agreement, or if a condition in the Reorganization Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date, or (4) if a suspension in the redemption of shares shall continue for 60 days beyond the Valuation Date. The Reorganization Agreement will automatically terminate prior to the Closing if the Acquisition Agreement is terminated or the Acquisition is not consummated. Termination of the Reorganization Agreement pursuant to (1), (2) or (4) above, or an automatic termination as described in the preceding sentence, will terminate all obligations of the parties thereto and there will be no liability for damages. In such case JP Fund and Oppenheimer Fund will be reimbursed for its expenses incurred with respect to the Reorganization by JPM and OFI, respectively. In the event of a termination pursuant to (3) above, all obligations of Oppenheimer Fund and JP Fund under the Reorganization Agreement will be terminated without liability for damages except that the party in breach (other than a breach due to JP Fund shareholders not approving the Reorganization) of the Reorganization Agreement will, upon demand, reimburse (such reimbursement to be made by such party's investment adviser) the non-breaching party for all expenses and reasonable out-of-pocket fees (if any) incurred in connection with the transactions contemplated by the Reorganization Agreement.

Pursuant to the Reorganization Agreement, JPC has agreed to indemnify and hold harmless JP Fund, Oppenheimer Fund, their investment advisers and their respective trustees, officers and shareholders against claims resulting from certain actions or a failure to act by JP Fund and OFI has agreed to indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders against claims resulting from certain actions or a failure to act by Oppenheimer Fund.

In addition, JPC has separately agreed with JP Fund and the Independent Directors that, if indemnification from the assets of JP Fund or liability insurance is not available to the Independent Directors after the Closing Date, JPC will indemnify and hold the Independent Directors harmless to the same extent as provided under the JP Fund's Articles of Incorporation.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of JP Fund, the Board will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, JP Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending on or around the Closing Date (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of JP Fund's shareholders as ordinary income and long-term capital gain, respectively.

The exchange of the assets of JP Fund for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund is intended to qualify for federal income tax purposes as a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). JP Fund has represented to Sutherland, Asbill & Brennan, tax counsel to JP Fund, that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding JP Fund shares as of the same date. JP Fund has also represented that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the Reorganization. JP Fund and Oppenheimer Fund have each further represented to Sutherland, Asbill & Brennan the fact that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code. As of the Record Date, JPLIC and Account
A and Account B of JPLIC were the only record shareholders of JP Fund.

As a condition to the closing of the Reorganization, Oppenheimer Fund and JP Fund will receive the opinion of Sutherland, Asbill & Brennan to the effect that, based on the Reorganization Agreement, information given by JPC, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(a) The reorganization contemplated by the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

(c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such shares to the shareholders of JP Fund. (Section 361)

(d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the shares of Oppenheimer Fund. (Section 354)

(e) The basis of the shares of Oppenheimer Fund to be received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor. (Section 358)

(f) The holding period of shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section 1223)

(g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section 362(b))

(h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor. (Section 1223)

(i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit therein, of JP Fund as of the Closing Date, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

(j) No gain or loss will be recognized by owners of variable contracts issued by JPLIC through Account A and Account B or the transfer of JP Fund's assets to Oppenheimer Fund in exchange solely for the shares of Oppenheimer Fund and Oppenheimer Fund's assumption of certain JP Fund liabilities (if any) and the subsequent distribution by JP Fund of those shares to Account A and Account B.

Owners of variable contracts should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, which may be affected by the type of variable contract they own or by their status. See also "Federal Tax Status" in the Account A prospectus. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of JP Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Dissenters' Rights

Under the North Carolina Business Corporation Act (the "NCBCA"), the state statute governing JP Fund, shareholders of a company acquired in a reorganization who do not vote to approve the reorganization could have, under certain circumstances, "appraisal rights" (where they may elect to have the "fair value" of their shares as of the day prior to such reorganization, determined in accordance with the NCBCA, judicially appraised and paid to them). Variable contract owners, however, do not have such rights under the NCBCA.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Oppenheimer Fund and JP Fund and indicates the pro forma combined capitalization as of June 30, 1996 as if the Reorganization had occurred on that date.

                                                                              Net Asset
                                                     Shares                   Value
                             Net Assets              Outstanding              Per Share
Oppenheimer Fund             $144,722,208            5,972,737                $24.23

JP Fund                      $ 81,751,500            4,205,010                $19.44

Pro Forma Combined
Fund*                        $226,473,708            9,346,716                $24.23

------------------
*Reflects issuance of 3,373,979 shares of Oppenheimer Fund in a tax-free exchange for the net assets of JP Fund, aggregating $81,751,500 for shares of JP Fund.

The pro forma ratio of expenses to average annual net assets of the combined funds at June 30, 1996 would have been .78%.

COMPARISON BETWEEN Oppenheimer FUND AND JP FUND

Comparative information about Oppenheimer Fund and JP Fund is presented below. More complete information about Oppenheimer Fund and JP Fund is set forth in their respective Prospectuses (which, as to Oppenheimer Fund, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies of either Prospectus, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

As its investment objective, Oppenheimer Fund seeks to achieve capital appreciation by investing in securities of well-known and established companies. Current income is a secondary consideration in the selection of Oppenheimer Fund's portfolio securities. JP Fund's primary investment objective is long-term capital appreciation; current income through the receipt of interest or dividends from investments is only a secondary objective. In seeking their investment objectives, which are fundamental policies, Oppenheimer Fund and JP Fund employ the investment policies as described in detail below.

Oppenheimer Fund. Oppenheimer Fund seeks its investment objective by emphasizing investment in common stocks issued by well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Oppenheimer Fund may also invest in securities of "growth-type companies". Such issuers typically are those whose goods or services have relatively favorable long-term prospects for increasing demand, or ones which develop new products, services or markets and normally retain a relatively large part of their earnings for research, development and investment in capital assets. They may include companies in the natural resources fields or those developing industrial applications for new scientific knowledge having potential for technological innovation, such as nuclear energy, oceanography, business services and new customer products. With respect to the percentage of assets that may be invested in the securities of one or more issuers, Oppenheimer Fund is subject to certain diversification requirements as set forth in "Investment Restrictions" below.

JP Fund. JP Fund proposes to achieve its investment objectives by investing substantially all its assets in common stocks of companies recognized as leaders in their respective industries with proven and capable management and that are providing significant products and services to their customers. JP Fund's investments will be made predominantly in securities listed on registered securities exchanges, but it may purchase securities traded in the over-the-counter market. Investments may be made in other equity securities, including rights, warrants, preferred stock and those debt securities convertible into or carrying rights, warrants, or options to purchase common stock or to participate in earnings. JP Fund may also hold cash or invest in short-term securities. JP Fund's investments (other than cash and U.S. Government securities) are diversified among the securities issued by different companies and governments to the extent that no more than 5% of its total assets may be invested in securities issued by any one issuer. In addition, JPM generally selects investments for JP Fund from among many different industries and may invest up to 25% of JP Fund's assets in a single industry.

Special Investment Methods

Oppenheimer Fund and JP Fund may use certain special investment methods as summarized below.

Loans. Oppenheimer Fund may lend its portfolio securities to brokers, dealers and other financial institutions, subject to certain conditions. Oppenheimer Fund must receive collateral for the loans. Oppenheimer Fund presently does not intend that the value of portfolio securities loaned will exceed 5% of the value of the total assets of Oppenheimer Fund in the coming year and is otherwise subject to a 25% limit with respect to such loans. JP Fund is prohibited from making loans except to the extent of investing in repurchase agreements or purchasing a portion of an issue of a debt security distributed to the public.

Repurchase Agreements. Both Oppenheimer Fund and JP Fund may enter into repurchase agreements. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral is less than the repurchase price.

There is no limit on the amount of either fund's net assets that may be subject to repurchase agreements of seven days or less. Neither fund will purchase illiquid or restricted securities (which are subject to legal or contractual restrictions on resale) that will cause more than 10% of its net assets to be invested in such securities. As to Oppenheimer Fund, this percentage limit may increase to 15% with respect to all illiquid or restricted securities if approved by its Board of Trustees. Repurchase agreements with maturities longer than seven days are considered illiquid. JP Fund has no present intention of acquiring restricted securities. For Oppenheimer Fund, certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to the foregoing limitation. However, investing in such restricted securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time uninterested in purchasing thee securities.

Short Sales Against-the Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. Oppenheimer Fund may not sell securities short except that it may sell securities short in collateralized transactions referred to as "short sales against-the-box." No more than 15% of Oppenheimer Fund's net assets will be held as collateral for such short sales at any one time. JP Fund may not enter into these transactions.

Hedging. Oppenheimer Fund may purchase and sell: futures contracts that relate to broadly-based securities indices; certain put and call options; and options on securities, stock index futures, broadly-based stock indices, and foreign currency. These are all referred to as "hedging instruments." Oppenheimer Fund does not use hedging instruments for speculative purposes. Up to 100% of Oppenheimer Fund's total assets may be subject to covered calls. Oppenheimer Fund may only purchase a call or put if, after such purchase, the value of all call and put options held by Oppenheimer Fund would not exceed 5% of Oppenheimer Fund's total assets. Further, Oppenheimer Fund will not write puts if, as a result, more than 50% of its net assets would be required to be segregated to cover the puts. Other limits on the use of hedging instruments are described in the Trust's Prospectus and the Trust Additional Statement.
JP Fund does not invest in hedging instruments.

Hedging instruments may be used to manage Oppenheimer Fund's exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities; to hedge the Fund's portfolio against price fluctuations; and to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Oppenheimer Fund's foreign currency options are used to try to protect against declines in the dollar value of foreign securities Oppenheimer Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Oppenheimer Fund may write covered call options to provide income for liquidity purposes or to raise cash to distribute to shareholders.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If Oppenheimer Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. Oppenheimer Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums, and options, futures and forward contracts are subject to special tax rules that may affect the amount, timing and character of Oppenheimer Fund's distributions to its shareholders. There are also special risks in particular hedging strategies. If a covered call written by Oppenheimer Fund is exercised on an investment that has increased in value, Oppenheimer Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

Derivative Investments. Oppenheimer Fund can invest in a number of different kinds of "derivative investments." Some types of derivatives are hedging instruments and may be used for hedging purposes, as described above. Oppenheimer Fund may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed security or contract the performance of which is linked to the performance of another investment or security, such as an option contract, futures contract, index, currency or commodity. In the broadest sense, derivative investments include the hedging instruments in which Oppenheimer Fund may invest. Other types of derivatives in which Oppenheimer Fund may invest include index-linked or commodity-linked notes, debt exchangeable for common stock, equity-linked debt securities and currency indexed securities. JP fund does not have a policy with regard to investments in such other types of derivatives investments such as hedging instruments. Nonetheless, JP Fund has never invested in such derivative investments and JPM has no intention of having JP Fund invest in such investments.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the investment adviser expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that Oppenheimer Fund will realize less income than expected from its investments, or that it can lose part or all of the value of its investments, which will affect its share price.

When-Issued and Delayed Delivery Transactions. JP Fund and Oppenheimer Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to either fund if the value of the security changes prior to the settlement date. Although JP Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis, it has not done so to date and JPM has no intention of having JP Fund do so in the foreseeable future.

Investment Restrictions

Both Oppenheimer Fund and JP Fund have certain investment restrictions that, together with their respective investment objectives are fundamental policies changeable only by shareholder approval. The investment restrictions of Oppenheimer Fund and JP Fund are set forth below.

Oppenheimer Fund cannot: (1) with respect to 75% of its total assets, invest in securities (except those of the U.S. Government or its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of Oppenheimer Fund's total assets would be invested in securities of that issuer, or (b) Oppenheimer Fund would then own more than 10% of that issuer's voting securities or 10% in principal amount of the outstanding debt securities of that issuer; (2) lend money except in connection with the acquisition of debt securities which Oppenheimer Fund's investment policies and restrictions permit it to purchase; Oppenheimer Fund may also make loans of portfolio securities; (3) pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; (4) deviate from the percentage requirements and other restrictions listed under "Warrants and Rights," and the first paragraph under "Special Risks-Borrowing for Leverage" of the Trust Prospectus; (5) invest in oil or gas exploration or development programs; (6) invest in real estate or in interests in real estate, but may purchase securities of issuers holding real estate or interests therein; (7) invest in companies for the purpose of acquiring control of management thereof; (8) underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio; (9) invest or hold securities of any issuer if those officers and trustees or directors of the Trust or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; or (10) invest in other open-end investment companies, or invest more than 5% of its net assets at the time of purchase in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions.


JP Fund cannot: (1) issue senior securities; (2) purchase securities on margin or sell short, except it may obtain such short-term credits as are necessary for the clearance of transactions; (3) write, purchase or sell puts, calls or combinations thereof; (4) borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, JP Fund may borrow up to 5% of the value of its total assets; (5) act as an underwriter of securities of other issuers, except JP Fund may invest up to 10% of the value of its net assets (at time of investment) in portfolio securities which JP Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933; (6) purchase or sell real estate or interests in real estate, nor interests in real estate investment trusts or real estate limited partnerships (however, JP Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable); (7) engage in the purchase and sale of commodities or commodity contracts; (8) make loans, except to the extent that either of the following is deemed to constitute
a loan:   (a) purchase of a portion of an issue of a debt security
distributed to the public; or (b) investment in "repurchase agreements";
(9) purchase the securities (except U.S. Government securities) of any one issuer if immediately after and as a result of such purchase (a) the value of the holdings of JP Fund in the securities of such issuer exceeds 5% of the value of JP Fund's total assets, or (b) JP Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer; (10) purchase the securities of open-end investment companies (except JP Fund may purchase the securities of other investment companies provided that (a) immediately after such purchase JP Fund and companies controlled by JP Fund, or other investment companies having the same investment adviser as JP Fund, do not own more than 10% of the investment company whose securities are being purchased; (b) JP Fund cannot invest more than 10% of its total assets in the securities of other investment companies; and (c) such purchases are made in the open market where no commission or profit to a sponsor or dealer results other than the customary broker's commission; notwithstanding the foregoing, restrictions 10(a), 10(b) and 10(c) do not apply in connection with a merger, consolidation, or plan of reorganization); (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by JP Fund; (12) participate on a joint or joint and several basis in any trading account in securities or effect a short sale of any security, except in connection with an underwriting in which it is a participant in the circumstances specified in "5" above; and (13) purchase or retain the securities of any issuer if those officers and directors of JP Fund, its adviser or underwriter owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer. As non-fundamental policies changeable without shareholder approval, JP Fund cannot: (a) invest in companies for the purpose of exercising control or management; (b) invest in foreign securities other than securities issued by Canadian companies; and (c) invest in interests of oil, gas or other mineral exploration or development programs (including oil, gas or mineral leases).

Oppenheimer Fund Performance

Oppenheimer Fund does not maintain a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

During Oppenheimer Fund's fiscal year ended December 31, 1995, Oppenheimer Fund's strategy of looking for growth at reasonable prices lead it to invest substantially in the technology and financial services sectors. Oppenheimer Fund's investment performance will vary over time depending on market conditions, the composition of the portfolio and expenses. Past performance should not be considered a prediction of future performance.

Included in the prospectus for the Trust, a copy of which accompanies this Proxy Statement and Prospectus and those portions that pertain to Oppenheimer Fund being incorporated herein by reference, in the section entitled "Performance of the Funds," is a performance graph which depicts the performance of a hypothetical $10,000 investment in shares of Oppenheimer Fund over a ten-year period through December 31, 1995.

Oppenheimer Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Oppenheimer Fund's performance data reflects reinvestment of all dividends and capital gains distributions, and the effect of fund business and operating expenses. While index comparisons may be useful to provide a benchmark for Oppenheimer Fund's performance, it must be noted that Oppenheimer Fund's investments are not limited to the securities in the S&P 500 index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Information on JP Fund performance is set forth in JP Fund's current Prospectus and in its Annual Report as of December 31, 1995, which may be obtained without charge as set forth in "Miscellaneous - Public
Information."  Such information is incorporated herein by reference.

Other Investors in Oppenheimer Fund

Shares of Oppenheimer Fund are sold to separate accounts of insurance companies that are not affiliated with JPLIC or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding."
As a result, there is a possibility that a material conflict may arise between the interests of owners of various different types of variable contracts, whose contract values are indirectly invested in Oppenheimer Fund. Likewise, there is a possibility that a material conflict may arise between the interests of owners of variable contracts having contract values indirectly invested in Oppenheimer Fund through a separate account of one insurance company and the interests of owners of other variable contract whose contract values are indirectly invested in the fund through one or more separate accounts or other insurance companies. Shares of Oppenheimer Fund may also be sold to separate accounts of certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of various types of variable contracts (including variable contracts issued by insurance companies other than JPLIC), and such retirement plans or participants in such retirement plans. There are certain other risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans. These are discussed in Oppenheimer Fund's prospectus under the caption "Other Investment Restrictions".

Additional Comparative Information

General. For a discussion of the organization and operation of Oppenheimer Fund, including brokerage practices, see "Investment Objectives and Policies" and "How the Funds are Managed" in the Trust's current Prospectus and "Brokerage Policies of the Funds" in the Trust Additional Statement. For a discussion of the organization and operation of JP Fund, including brokerage practices, see "Investment Objectives and Policies," and "Who Manages The Funds" in JP Fund's current Prospectus and "Brokerage" in the JP Fund Additional Statement.

Financial Information.  For certain financial information about
Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Financial Highlights" and "Performance of the Funds" in Oppenheimer Fund's current Prospectus, and as to JP Fund, "Condensed Financial Information" and "Performance" in JP Fund's current Prospectus.

Management of Oppenheimer Fund and JP Fund. For information about the management of Oppenheimer Fund and JP Fund, including their respective Boards of Trustees or Directors, investment adviser and portfolio managers, see, as to Oppenheimer Fund, "How the Funds are Managed" in the Trust's current Prospectus and "How the Funds are Managed," "Trustees and Officers of the Trust" and "The Manager and Its Affiliates" in the Trust's Additional Statement, and as to JP Fund "Portfolio Managers" and "Who Manages the Funds" in JP Fund's current Prospectus and "The Investment Adviser," and "The Fund's Directors and Officers" in the JP Fund Additional Statement.

Description of Shares of Oppenheimer Fund and JP Fund. Oppenheimer Fund is a series of the Trust, Oppenheimer Variable Account Funds, a Massachusetts business trust. Oppenheimer Fund and its shareholders are governed principally by the Trust's Declaration of Trust, and ByLaws and other governing documents. Each share of Oppenheimer Fund represents an interest in Oppenheimer Fund proportionately equal to the interest of each other share and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings. Shares of Oppenheimer Fund and of the Trust's other series vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series vote separately on proposals which affect that series, and shareholders of a series which is not affected by that matter are not entitled to vote on the proposal. Shareholders of Oppenheimer Fund together with shareholders of the Trust's other series have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Oppenheimer Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are freely transferable and shares do not have cumulative voting rights or preemptive or subscription rights. Oppenheimer Fund is governed by a Board of Trustees that has the power, without shareholder approval, to establish and designate one or more series. Oppenheimer Fund has only one class of shares which are offered for purchase only by separate accounts such as Separate Account A. Under certain circumstances, a shareholder of Oppenheimer Fund may be held personally liable as a partner for the obligations of Oppenheimer Fund, and under the Trust's Declaration of Trust, such a shareholder is entitled to indemnification rights by Oppenheimer Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Oppenheimer Fund is unable to meet its obligations. For further information about the shares of Oppenheimer Fund, see "How the Fund is Managed" in the Trust's current Prospectus and the Trust Additional Statement.

JP Fund is a North Carolina corporation with 10,000,000 shares of common stock, par value $1.00 per share, authorized. JP Fund has only one class of shares, which are offered for sale only by Account A and Account B.
JP Fund and its shareholders are governed by its Articles of Incorporation and By-Laws and by the NCBCA. Each share entitles the holder to participate equally in dividends and distributions declared by JP Fund and in its remaining net assets on liquidation after satisfaction of outstanding liabilities. JP Fund shares are fully paid and nonassessable when issued; have no preemptive or conversion rights; are transferable without restriction; and are redeemable at net asset value. On matters submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Fractional shares have proportionately the same rights as do full shares.

Oppenheimer Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. In contrast, JP Fund is required to hold an annual meeting of shareholders each year or in lieu thereof, a special meeting of shareholders.

Dividends, Distributions and Taxes. The Trust intends to declare dividends from net investment income on an annual basis. Any net long-term and short-term capital gains may be distributed by Oppenheimer Fund annually in December and supplemental distributions of capital gains and ordinary income may be made following the end of Oppenheimer Fund's fiscal year. JP Fund's policy is to pay dividends from net investment income semi-annually in February and August. Each December each Fund makes a distribution of the capital gains, if any realized during the 12-month period ended the preceding October 31. For a discussion of the policies of Oppenheimer Fund and JP Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in Oppenheimer Fund and JP Fund, see as to Oppenheimer Fund "Dividends, Capital Gains and Taxes" in the Oppenheimer Fund current Prospectus and as to JP Fund "Dividends, Distribution and Taxes" in the JP Fund current Prospectus. For a discussion of the tax consequences of an investment in Account A, see "Federal Tax Status" in the Account A current Prospectus.

Purchases and Redemptions of Shares. Information on purchases and redemptions of shares of Oppenheimer Fund and JP Fund is provided under "Synopsis -- Purchases and Redemptions" in this Proxy Statement and Prospectus. For an additional discussion of how shares of Oppenheimer Fund and JP Fund may be purchased and redeemed, see, as to Oppenheimer Fund, "How to Buy Shares," and "How to Sell Shares," in the Trust's current Prospectus and the Trust Additional Statement and, as to JP Fund, "How to Purchase Shares," and "How to Redeem Shares" in JP Fund's current Prospectus.

Shareholder Inquiries. For a description of how shareholder inquiries should be made, see as to Oppenheimer Fund, "How the Funds are Managed" in the Trust's current Prospectus and, as to JP Fund, the back cover page of the JP Fund current Prospectus.

The Board of Directors recommends that shareholders approve the Reorganization Agreement.

ELECTION OF DIRECTORS
(Proposal 2)

The Board of directors of JP Fund recommends that shareholders elect the following nominees to serve as the 5 directors of the full Board of directors of JP Fund: John C. Ingram, J. Lee Lloyd, Richard W. McEnally, William E. Moran and E.J. Yelton. Each of the nominees is presently a Director of JP Fund and has been previously elected by shareholders of JP Fund. If elected, the directors will serve until the earlier of the dissolution of JP Fund or the next shareholder meeting called for the purpose of electing directors, or until the election and qualification of their successors. If the enclosed voting instructions is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election as directors of the foregoing nominees. If any nominee should be unwilling or unable to serve, which is not now anticipated, the Proxy may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board of Directors. Certain information concerning the directors and executive officers of JP Fund is set forth below.

Information Concerning the Board

JP Fund's current Board of directors consists of 5 directors, all of whom are elected at annual meetings. The Board of directors does not have a standing audit, nominating or compensation committee. The following list of JP Fund's directors and executive officers, all of whom are also directors and/or officers of JP Investment Grade Bond Fund, Inc., Jefferson-Pilot Investment Grade Bond Fund, Inc., and Jefferson-Pilot Capital Appreciation Fund, Inc. (collectively with JP Fund, the "Jefferson-Pilot Funds"), includes information as to their principal occupations during the past five years and their principal affiliations.

Name and Other             Position/Office           Principal Occupation(s)              Officer or
Information                with JP Fund              During the Past 5 Years              Director Since
John C. Ingram*            Director                  Senior Vice President,                  1989
3802 Woodcote Dr.                                    JPLIC since November 1988.
Greensboro, N.C.
Age-52

J. Lee Lloyd               Director                  Managing Director, Lloyd & Company      1994
16 Irving Park Lane                                  since April 1991.
Greensboro, NC  27455
Age-36

Richard W. McEnally        Director                  Professor of Investment Banking,        1984
401 Brookside Drive                                  University of North Carolina at
Chapel Hill, NC                                      at Chapel Hill.
Age-54

William E. Moran           Director                  Senior Vice President, Connors          1983
5206 Barnfield Road                                  Investor Service, Inc.
Greensboro, NC                                       since January 1995; prior thereto, Chancellor,
Age-64                                               University of North Carolina at
                                                     Greensboro.

W. Hardee Mills, Jr.       Vice President            Vice President, JPLIC                   1987
5 St. Francis Court                                  since February 1994; prior
Greensboro, NC  27408                                thereto, Second Vice President,
Age-46                                               JPLIC.

J. Gregory Poole           Secretary                 Assistant Secretary of JPC and          1994
1805 Gate Post Drive                                 Associate Counsel and Assistant
Greensboro, NC  27455                                Secretary of JPLIC since February
Age-32                                               1994; prior thereto, various
                                                     positions at JPLIC.

E.J. Yelton*               Director,                 Senior Vice President - Investments     1994
3204 St. Regis Road        President,                of JPC and Executive Vice President
Greensboro, NC 27408       Treasurer                 - Investments of JPLIC since October
Age-57                                               1993; prior thereto, President and
                                                     CEO, ING North America
                                                     Investment Centre/Member of
                                                     ING Group (investment banking firm).

* Messrs. Ingram and Yelton are directors that are "interested persons" (as that term is defined in the 1940 Act) of JP Fund due to the following positions with JPM and JPC: Mr. Ingram -Senior Vice President, Treasurer and Director of JPM, and Mr. Yelton - President and Director, JPM and
Senior Vice President - Investments, JPC.

       The nominees for directors are beneficial owners of the following shares in JPC, the parent of JP Fund's investment adviser: Yelton, 54,900; Ingram, 26,010; Moran, None; Lloyd, None; and McEnally, None.

Officers of JP Fund

The following officers of JP Fund also serve as officers and/or directors of JPM and JPIS: E.J. Yelton, President and Treasurer of JP Fund, is President and a Director of JPM and a Director of JPIS; W. Hardee Mills, Jr., Vice President of JP Fund, is Vice President of JPM and J. Gregory Poole, Secretary of JP Fund, is Secretary of JPIS and JPM. Messrs. Yelton, Poole and Mills hold positions with the other Jefferson-Pilot Funds similar to the positions held with JP Fund. The other Jefferson-Pilot Funds have the same investment adviser as JP Fund.

The following table provides information regarding the compensation each nominee for director was paid by JP Fund and the other Jefferson-Pilot Funds for the year ended December 31, 1995.

                                        COMPENSATION TABLE

(1)                   (2)                     (3)                        (4)                 (5)
Name of             Aggregate           Pension or Retirement     Estimated Annual    Total Compensation
Person,             Compensation        Benefits Accrued as       Benefits upon       From Jefferson-Pilot
Position            from JP Fund        Part of JP Fund Expenses  Retirement______    Funds
John C. Ingram       $0                       $0                         $0                  $0
Director

J. Lee Lloyd          1,220                    0                          0                   4,880
Director


Richard W. McEnally   1,220                    0                          0                    4,880
Director

William E. Moran      1,220                    0                          0                    4,880
Director

E.J. Yelton           0                        0                          0                   0
Director,
President,
Treasurer

       Other Information

The Board of Directors met five times during the fiscal year ended December 31, 1995 and all of the Directors were present for at least 75% of those meetings. During the year ended December 31, 1995, directors who are not employed by JP Fund or its affiliates received a $100 director's fee for each meeting attended, amounting to an aggregate of $500. In addition, each of the Independent Directors receives a fee of $720 per year payable in equal monthly installments.

As of the Record Date, none of JP Fund's directors or officers owned Account A or Account B contracts holding JP Fund shares.

JP Fund's investment adviser and transfer agent is JPM, P.O. Box 21008, Greensboro, North Carolina 27401, a North Carolina corporation organized on January 13, 1970. JPM is a wholly-owned subsidiary of JPC, an insurance holding company. JPM presently serves the other Jefferson-Pilot Funds in these capacities as well.

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716 (phone: 1-800-292-6701), serves as JP Fund's custodian.

RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal 3)

The Board of Directors of JP Fund recommends that the shareholders ratify the selection of McGladrey & Pullen LLP ("McGladrey & Pullen"), Certified Public Accountants, to continue to serve as the independent auditors of JP Fund for the fiscal year ending December 31, 1996. That firm or its predecessor has served as JP Fund's independent auditors from the time of JP Fund's incorporation on July 19, 1982. JP Fund has been advised by McGladrey & Pullen that neither the said firm nor any of its members have a direct or indirect financial interest in JP Fund. McGladrey & Pullen also serves as independent auditors for JPM. Representatives of McGladrey & Pullen are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27401, at 10:00 A.M., local time, on December 3, 1996. At the Meeting, JP Fund shareholders will be asked to consider and vote upon approval or disapproval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for shares of Oppenheimer Fund, the distribution by JP Fund of such shares to its shareholders in liquidation of JP Fund and the cancellation of the outstanding shares of JP Fund. At the meeting, shareholders of JP Fund will also be asked to elect five directors and ratify or reject the selection of independent accountants.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on October 10, 1996 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the JP Fund shares entitled to vote at the Meeting is required for approval of Proposal 1. The affirmative vote of a majority of JP Fund shares voted (in person or by proxy) at the Meeting, if a quorum is present at the Meeting, is required to approve Proposal 3. A plurality of all the votes cast at the Meeting, if a quorum is present at the Meeting, is sufficient to elect the nominees for director (Proposal 2). JPLIC will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only JP Fund shareholders will vote on the Reorganization and the other Proposals. The vote of shareholders of Oppenheimer Fund is not being solicited.

At the close of business on the Record Date, there were approximately 4,286,880 shares of JP Fund issued and outstanding. The presence in person or by proxy of the holders of one-third of JP Fund's shares constitutes a quorum for the transaction of business at the Meeting. As of the Record Date, JPLIC owned of record all of JP Fund's outstanding shares; the beneficial owners of all of JP Fund's outstanding shares (with the exception of less than 1% beneficially owned by JPLIC) are the owners of variable contracts issued by JPLIC through Account A and Account B.
To the knowledge of JP Fund, as of the Record Date, none of such beneficial owners owned beneficially 5% or more of the outstanding JP Fund shares.

As of the close of business on the Record Date, there were approximately 6,554,048 shares of Oppenheimer Fund issued and outstanding. As of the Record Date, the holders of 5% or more of the outstanding shares of Oppenheimer Fund were separate accounts of (i) Bankers Security Life Insurance Society, Arlington, VA, which owned 1,526,739.691 shares (10.9%); (ii) The Life Insurance Company of Virginia, Richmond, VA which owned 3,827,660.950 shares (27.1%); (iii) Aetna Life Insurance and Annuity Company, Hartford, CT which owned 1,645,577.855 shares (11.7%); and (iv) Massachusetts Mutual Life Insurance Company, Springfield, MA ("MassMutual") and subsidiary insurance companies of MassMutual which owned 7,102,760.877 shares (50.4%). OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by MassMutual. As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Trust and Oppenheimer Fund.

Voting Instructions

JPLIC is the sole record holder and JPLIC, Account A and Account B of JPLIC are the only beneficial shareholders of JP Fund. JPLIC will vote the shares of JP Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under variable contracts. JPLIC will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. JPLIC also will vote shares not attributable to variable contracts (i.e, representing seed money investments in JP Fund made by JPLIC) in proportion to those for which instructions are received from owners. If a Voting Instruction Form is received that does not specify a choice, JPLIC will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Variable contract owners may revoke voting instructions given to JPLIC at any time prior to the Meeting by notifying the Secretary of JP Fund in writing.

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by OFI and JPM. Similarly, any costs associated with documents included in that mailing, such as existing prospectuses or annual reports, will be borne by OFI and JPM. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of JPM or JPM affiliates, personally or by telephone or telecopy.

In addition to the proxy solicitation expenses (as described above), OFI and JPM will bear the cost of the tax opinion, as well as any other expenses associated with the Reorganization, including legal and accounting expenses.


MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by Oppenheimer Fund in its financial statements similar to a pooling without restatement. Further financial information as to JP Fund is contained in JP Fund's current Prospectus, which is available without charge upon written request to JPIS at P.O. Box 22086, Greensboro, North Carolina 27420, and in its audited financial statements as of December 31, 1995, which are included in the JP Fund Additional Statement. Financial information for Oppenheimer Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein as to information with respect to Oppenheimer Fund, and in its audited financial statements as of December 31, 1995, which are included in the Trust Additional Statement.

Public Information

Additional information about Oppenheimer Fund and JP Fund is available, as applicable, in the following documents: (1) the Trust's Prospectus dated May 1, 1996, as revised October 28, 1996 and as supplemented October 28, 1996, accompanying this Proxy Statement and Prospectus and incorporated by reference herein as to information with respect to Oppenheimer Fund; (2) JP Fund Prospectus dated May 1, 1996, as supplemented October 8, 1996, which may be obtained without charge by writing to JPIS at the address indicated above; (3) the Trust's Annual Report as of December 31, 1995 and Semi-Annual Report as of June 30, 1996, which may be obtained without charge by writing to OFS at the address on the cover of this Proxy Statement and Prospectus; and (4) JP Fund's Annual Report as of December 31, 1995 and Semi-Annual Report as of June 30, 1996, which may be obtained without charge by writing to JPIS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number for Oppenheimer Fund and JP Fund, as applicable, on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Reorganization Additional Statement, which is incorporated herein by reference and includes the Trust Additional Statement, the JP Fund Prospectus dated May 1, 1996, as supplemented October 8, 1996, the JP Fund Additional Statement and the Annual Reports and Semi-Annual Reports described in the preceding paragraph: the organization and operation of Oppenheimer Fund and JP Fund; more information on investment policies, practices and risks; information about the Board of Trustees of the Trust and the Board of Directors of JP Fund, and their responsibilities; a further description of the services provided by Oppenheimer Fund's and JP Fund's respective investment adviser and transfer and shareholder servicing agent; dividend policies; tax matters; and an explanation of the method of determining the offering price of the shares of Oppenheimer Fund and JP Fund. The Reorganization Additional Statement may be obtained by calling 1-800-525-7098 ( a toll-free number).

Oppenheimer Fund and JP Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Oppenheimer Fund and JP Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders of JP Fund (if one is held) and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by JP Fund must notify JP Fund in such a manner so that such notice is received by JP Fund by December 31, 1996, and in such form as is required under the rules and regulations promulgated by the SEC.

OTHER BUSINESS

Management of JP Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters if no voting instructions are provided.

By Order of the Board of Directors


J. Gregory Poole, Secretary
October 28, 1996

                                            EXHIBIT A


                              AGREEMENT AND PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of October 8, 1996 by and between JP Capital Appreciation Fund, Inc. ("JP Fund"), a North Carolina corporation, Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), a Massachusetts business trust, on behalf of its series Oppenheimer Growth Fund ("Oppenheimer Fund"), and (solely for purposes of Section 21 of this Agreement) Jefferson-Pilot Corporation ("JPC"), a North Carolina corporation, and OppenheimerFunds, Inc. ("OFI"), a Colorado corporation.

                                      W I T N E S S E T H:

       WHEREAS, JP Fund and Oppenheimer Fund are each open-end investment companies of the management type; and

       WHEREAS, JP Fund and Oppenheimer Fund desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of JP Fund through the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange solely for voting shares of beneficial interest ("shares") of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, which shares of Oppenheimer Fund are thereafter to be distributed by JP Fund pro rata to its shareholders in complete liquidation of JP Fund and complete cancellation of its shares;

       NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

       1. JP Fund and Oppenheimer Fund hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Oppenheimer Fund of substantially all of the assets of JP Fund in exchange for the issuance of shares of Oppenheimer Fund to JP Fund and the assumption by Oppenheimer Fund of certain liabilities of JP Fund, followed by the distribution by JP Fund of such shares of Oppenheimer Fund to the shareholders of JP Fund in exchange for their shares of JP Fund, all upon and subject to the terms hereinafter set forth.

       2. On the Closing Date (as hereinafter defined) (i) JP Fund shall transfer and deliver (or cause to be so transferred and delivered) to Oppenheimer Fund, free and clear of all liens, encumbrances, restrictions and claims (other than Assumed Liabilities (as hereinafter defined)), the assets of JP Fund including but not limited to portfolio securities, cash (excluding the Cash Reserve as defined below), cash equivalents and receivables as the same shall exist on that date (the "Assets") and (ii) Oppenheimer Fund shall deliver to JP Fund (in accordance with Section 5 hereof) in exchange therefor, the shares of Oppenheimer Fund to be issued hereunder. The Assets shall exclude a cash reserve (the "Cash Reserve") which shall be retained by JP Fund for the payment by it in respect of the Liabilities (as hereinafter defined) of JP Fund, if any, and which Cash Reserve shall not exceed the amount contemplated by Section 10E. The aggregate number of shares of Oppenheimer Fund to be delivered by Oppenheimer Fund at the Closing (as hereinafter defined) shall be such number as shall have, as of the Valuation Date, an aggregate net asset value equal to the value of the Assets so transferred and delivered. Such Oppenheimer Fund shares shall be issued without the imposition of any sales charge or load. Oppenheimer Fund agrees that, if the reorganization becomes effective, Oppenheimer Fund will treat each shareholder of JP Fund who received any of Oppenheimer Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Oppenheimer Fund received by such shareholder for the purpose of making additional investments in shares of Oppenheimer Fund, regardless of the value of the shares of Oppenheimer Fund received. Promptly following the execution of the Agreement, JP Fund shall provide Oppenheimer Fund with a list of the Assets including, as to portfolio securities, a description thereof, units held and their value, as of the most reasonably practicable date.

       3. The net asset value of shares of Oppenheimer Fund and the value of the Assets shall in each case be determined as of the close of business of The New York Stock Exchange on the business day immediately preceding the Closing Date (the "Valuation Date"). The foregoing valuations shall be prepared using the procedures set forth in Oppenheimer Fund's then current prospectus and statement of additional information and shall be computed in accordance with the regular practice and pricing services utilized by OppenheimerFunds, Inc. in pricing the Oppenheimer Fund. In accordance with the foregoing, Oppenheimer Fund and JP Fund shall each respectively prepare a report setting forth, as of the Valuation Date, its respective total net assets, the number of its shares outstanding, the net asset value of Oppenheimer Fund shares or the net asset value of JP Fund shares, respectively, and as to each of its portfolio securities, the cusip or ticket number, description thereof, units held and value determined as aforesaid (the "Valuation Report"). A Valuation Report shall be delivered by each of Oppenheimer Fund and JP Fund to the other on the Closing Date.

              JP Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to JP Fund's shareholders all of JP Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

       4. The closing of the transactions contemplated herein (the "Closing") shall be at the office of OppenheimerFunds, Inc., Two World Trade Center, Suite 3400, New York, New York 10048, at the date and time of the closing of the acquisition contemplated by that certain Acquisition Agreement (the "Acquisition Agreement") dated September 24, 1996 by and among OFI, JP Investment Management Company ("JPM"), Jefferson-Pilot Life Insurance Company and JPC (or such other date, time and place as JP Fund and Oppenheimer Fund may otherwise designate) (the "Closing Date").

              In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when JP Fund and Oppenheimer Fund have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement as set forth in Section 20.

       5. Shares of Oppenheimer Fund representing the number of shares of Oppenheimer Fund being delivered against the Assets, registered in the name of JP Fund, shall be transferred to JP Fund on the Closing Date. In connection with the Closing, JP Fund shall distribute on a pro rata basis to the shareholders of JP Fund on the Valuation Date the shares of Oppenheimer Fund received by JP Fund on the Closing Date in exchange for the Assets in complete liquidation of JP Fund; for the purpose of the distribution by JP Fund of shares of Oppenheimer Fund to its shareholders, Oppenheimer Fund will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Oppenheimer Fund on the books of Oppenheimer Fund to each shareholder of JP Fund in accordance with a list (the "Shareholder List") of JP Fund shareholders received from JP Fund;
and (b) confirm an appropriate number of shares of Oppenheimer Fund to each shareholder of JP Fund; certificates for shares of Oppenheimer Fund will be issued upon written request of a former shareholder of JP Fund and surrender of the JP Fund certificates but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Oppenheimer Fund. JP Fund covenants and agrees to cause the cancellation of all of its outstanding shares upon the Closing.

       The Shareholder List shall be certified by the Secretary of JP Fund and by an authorized signatory of Investors Fiduciary Trust Company, JP Fund's transfer agent, and shall indicate, as of the Valuation Date, the name, address and taxpayer identification number of each shareholder of JP Fund, indicating his or her share balance. JP Fund agrees to supply the Shareholder List to Oppenheimer Fund not later than the Closing Date in such form (including computer diskette) as Oppenheimer Fund shall request. JP Fund further agrees to deliver to Oppenheimer Fund or its designee (i) on or before the Closing Date all such other information and documents available to JP Fund relating to such shareholders as may be necessary for Oppenheimer Fund and its designee to perform all necessary shareholder accounting, communication and related services subsequent to the Closing and (ii) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates and correspondence) relating to the taxpayer identification numbers of JP Fund shareholders on the Shareholder List and their liability for or exemption from backup withholding. Shareholders of JP Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer, exchange or pledge the shares of Oppenheimer Fund which they received.

              The share transfer books of JP Fund will be permanently closed as of the Valuation Date and only redemption requests received in proper form on or prior to the Valuation Date shall be fulfilled by JP Fund; redemption requests received by JP Fund after that date shall be treated as requests for the redemption of the shares of Oppenheimer Fund that shall have been distributed to the shareholder in question as set forth in this Section 5.

       6. Within one year after the Closing Date, JP Fund shall (a) either pay or make provision for payment of all of its Liabilities (other than Assumed Liabilities) and (b) either (i) transfer any remaining amount of the Cash Reserve to Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material
(as defined below) or (ii) distribute such remaining amount to the shareholders of JP Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of JP Fund outstanding on the Valuation Date.

       7. Prior to the Closing Date, there shall be coordination between JP Fund and Oppenheimer Fund as to their respective portfolios so that, after the Closing, Oppenheimer Fund will not hold assets inconsistent with its investment objectives and will be in compliance with all of its investment policies and restrictions.

       8. Portfolio securities or written evidence acceptable to Oppenheimer Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by JP Fund pursuant to Rule 17f-4 and Rule 17f-5 under the 1940 Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by JP Fund on the Closing Date to Oppenheimer Fund, or at its direction, to Oppenheimer Fund's custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash of JP Fund shall be delivered on the Closing Date to Oppenheimer Fund by bank wire or inter-bank transfer of immediately available funds to Oppenheimer Fund's custodian bank payable to the order of Oppenheimer Fund for the account of Oppenheimer Fund.


              If, at the Closing Date, JP Fund is unable to make delivery under this Section 8 to Oppenheimer Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by JP Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered in the ordinary course of business to it or JP Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and JP Fund will deliver to Oppenheimer Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment as to such securities or cash proceeds in a form reasonably satisfactory to Oppenheimer Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Oppenheimer Fund.

       9. Oppenheimer Fund shall not assume and shall not otherwise be responsible for any liabilities (except the obligations, if any, to pay the purchase price of portfolio securities purchased by JP Fund which have not settled in the ordinary course of business ("Assumed Liabilities")), taxes, obligations, expenses, contracts, claims, commitments, agreements and arrangements relating to (i) the Assets or (ii) JP Fund, its predecessors, affiliates, directors, officers, employees and agents, in each case whether fixed, contingent, accrued or otherwise ("Liabilities"). JP Fund expressly agrees to remain liable for and discharge all its Liabilities whether incurred prior to or subsequent to the Closing Date. With respect to any expenses applicable to, or incurred by JP Fund and Oppenheimer Fund hereto in connection with entering into and carrying out the provisions of the Agreement ("Expenses"), including legal, accounting and registration fees and Blue Sky expenses and expenses of the proxy solicitation, including the cost of printing and mailing the Proxy Statement and Prospectus (as hereinafter defined) and related proxy materials, it is hereby agreed that except as otherwise provided in
Section 20 of the Agreement, the respective investment adviser for Oppenheimer Fund and JP Fund shall reimburse the Fund for which it acts as investment adviser for such Fund's Expenses and, as to the rights and obligations of said investment advisers inter se, the terms of the Acquisition Agreement shall govern. It is understood and acknowledged that in no event shall JP Fund or Oppenheimer Fund be liable for the payment of any Expenses.

       10. As soon as practicable JP Fund shall (i) after it fulfills its obligations set forth in Section 6 hereof, file Articles of Dissolution with the North Carolina Secretary of State (the "Department") and (ii) file an application for an order of the Securities and Exchange Commission ("SEC") pursuant to Section 8(f) of the 1940 Act, declaring that it has ceased to be an investment company, and shall take, in accordance with North Carolina law and the 1940 Act, all such other actions as may be necessary or appropriate to effect a complete liquidation and dissolution of JP Fund and to deregister JP Fund under the 1940 Act.

       11. Any reporting, filing or other obligation of JP Fund under the federal securities laws and state laws shall remain the responsibility of JP Fund until it is deregistered under the 1940 Act or liquidated and dissolved, respectively.

       12. The obligations of Oppenheimer Fund hereunder shall be subject to the following conditions:

              A. The shareholders of JP Fund shall have approved the Agreement and the transactions contemplated herein; such shareholder approval shall have been by the affirmative vote of a majority of the outstanding voting shares of JP Fund in conformity with the provisions of the North Carolina Business Corporation Act ("NCBCA") at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined); and JP Fund shall have furnished to Oppenheimer Fund copies of resolutions with respect to each of the foregoing and copies of resolutions of the Board of Directors of JP Fund with respect to approvals of the Agreement and the transactions contemplated herein, in each case certified by the Secretary or an Assistant Secretary of JP Fund.

              B. Oppenheimer Fund shall have received an opinion of counsel to JP Fund dated the Closing Date, to the effect that: (i) JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (North Carolina counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP
Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by JP Fund; (iii) the Agreement has been duly authorized, executed and delivered by JP Fund and, assuming due authorization, execution and delivery of the Agreement by Oppenheimer
Trust, constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditors rights and remedies generally and subject, as to enforceability, to general principles of equity regardless of whether enforcement is sought in a proceeding at law or in equity (the "Bankruptcy Exception"); and (iv) the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

              C. The representations and warranties of JP Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date) and JP Fund shall have performed, in all material respects, each of the covenants required to be performed by JP Fund at or prior to Closing, and Oppenheimer Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant
Secretary or the Treasurer of JP Fund, dated the Closing Date, to that effect.

              D. On the Closing Date, JP Fund shall have furnished to Oppenheimer Fund a certificate of the Treasurer or Assistant Treasurer of JP Fund as to the amount of the capital loss carry-over, if any, and net unrealized appreciation or depreciation, if any, with respect to JP Fund as of the Closing Date.

              E. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

              F. A Registration Statement on Form N-14 (the "N-14 Registration Statement") filed by Oppenheimer Trust under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the proxy statement and prospectus required under the 1940 Act to request the approval of shareholders of JP Fund of the reorganization contemplated in the Agreement, shall have become effective under the 1933 Act not later than December 31, 1996.

              G. On the Closing Date, Oppenheimer Fund shall have received a letter of a senior executive officer of JPM in form acceptable to Oppenheimer Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the Assets, the operations or the financial condition of JP Fund (it being understood that a decrease in the size of JP Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention which would indicate that as of the Closing Date there were any Liabilities of JP Fund not fully covered by the Cash Reserve or expected not to be so covered or pending or threatened claims, actions, suits, proceedings or investigations with respect to or affecting JP Fund, or any director, officer, employee or agent of JP Fund.

              H. Oppenheimer Fund shall have received an opinion, dated the Closing Date, of Sutherland, Asbill & Brennan, to the same effect as the opinion contemplated by Section 13E of the Agreement.

              I.    Except as otherwise provided in the last paragraph of
Section 8, Oppenheimer Fund shall have received at the Closing all of the Assets to be conveyed hereunder, free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever except the Assumed Liabilities.

              J. At or prior to the Closing Date, JP Fund shall have delivered to Oppenheimer Fund two copies of a list setting forth the securities, cash and receivables then owned by JP Fund and the respective federal income tax bases thereof.

       13. The obligations of JP Fund hereunder shall be subject to the following conditions:

              A. Oppenheimer Fund shall have furnished to JP Fund copies of resolutions of the Board of Trustees of Oppenheimer Trust with respect to approvals of the Agreement and the transactions contemplated herein certified by the Secretary or an Assistant Secretary of Oppenheimer Trust.


              B. JP Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of a majority of the outstanding voting shares of JP Fund.

              C. JP Fund shall have received an opinion of counsel to Oppenheimer Fund dated the Closing Date, to the effect that (i) Oppenheimer Fund is a series of Oppenheimer Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as described by its charter and then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon in delivering such opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Oppenheimer Trust and to authorize effectively the transactions contemplated by the Agreement have been taken by Oppenheimer Trust; (iii) the shares of Oppenheimer Fund to be issued hereunder are duly authorized and when issued as provided for herein will be validly issued, fully-paid and non-assessable, except as otherwise set forth on Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust (Massachusetts counsel may be relied upon in delivering such opinion); (iv) the Agreement has been duly authorized, executed and delivered by Oppenheimer Trust on behalf of Oppenheimer Fund and, assuming due authorization, execution and delivery of the Agreement by JP Fund, constitutes a valid and binding obligation of Oppenheimer Trust, enforceable against Oppenheimer Trust in accordance with its terms, subject to the Bankruptcy Exception and (v) the execution and delivery of the Agreement does not, and consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under: (a) the Declaration of Trust or By-Laws of Oppenheimer Trust, (b) any loan, credit agreement, note, bond, mortgage, indenture, lease, or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order of decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.

              D. The representations and warranties of Oppenheimer Trust on behalf of Oppenheimer Fund contained herein shall be true and correct at and as of the Closing Date (with all representations and warranties that were made as of the date of the Agreement or as of another date being made again as of the Closing Date), and Oppenheimer Trust shall have performed, in all material respects, each of the covenants required to be performed by Oppenheimer Trust at or prior to Closing, and JP Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Oppenheimer Trust to that effect dated the Closing Date.

              E. JP Fund shall have received an opinion of Sutherland, Asbill & Brennan to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) JP Fund's representation that there is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date, (ii) the representation that Oppenheimer Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by JP Fund immediately prior to the reorganization, (iii) the representation by each of JP Fund and Oppenheimer Fund that, as of the Closing Date, JP Fund and Oppenheimer Fund will qualify as regulated investment companies and will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, and (iv) such other representations as shall be made by each of JP Fund and Oppenheimer Fund to Sutherland, Asbill & Brennan and accompany or be set forth in the opinion, will generally be as follows:

       (a) The reorganization contemplated by the Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and JP Fund and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

       (b) No gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets transferred to it by JP Fund in exchange for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund. (Section 1032)

       (c) No gain or loss will be recognized by JP Fund upon the transfer of its assets to Oppenheimer Fund in exchange solely for shares of Oppenheimer Fund and the assumption by Oppenheimer Fund of certain identified liabilities of JP Fund (if any) and the subsequent distribution by JP Fund of such shares to the shareholders of JP Fund. (Section 361)

       (d) No gain or loss will be recognized by JP Fund shareholders upon the exchange of the JP Fund shares solely for the shares of Oppenheimer Fund. (Section 354)

       (e) The basis of the shares of Oppenheimer Fund received by each JP Fund shareholder pursuant to the reorganization will be the same as the adjusted basis of that shareholder's JP Fund shares surrendered in exchange therefor. (Section 358)

       (f) The holding period of shares of Oppenheimer Fund to be received by each JP Fund shareholder will include the shareholder's holding period for the JP Fund shares surrendered in exchange therefor, provided such JP Fund shares were held as capital assets on the Closing Date. (Section 1223)

       (g) Oppenheimer Fund's basis for the assets transferred to it by JP Fund will be the same as JP Fund's tax basis for the assets immediately prior to the reorganization. (Section 362(b))

       (h) Oppenheimer Fund's holding period for the transferred assets will include JP Fund's holding period therefor. (Section 1223)

       (i) Oppenheimer Fund will succeed to and take into account the items of JP Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of JP Fund as of the date of the transaction, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code.

       (j) No gain or loss will be recognized by the owners of variable contracts issued by Jefferson-Pilot Life Insurance Company through the variable account on the transfer of JP Fund's assets to Oppenheimer Fund in exchange solely for shares of Oppenheimer Fund and Oppenheimer Fund's assumption of certain JP Fund liabilities (if any) and the subsequent distribution by JP Fund of those shares to the variable account.

Notwithstanding anything herein to the contrary, neither Oppenheimer Fund nor JP Fund may waive the material conditions set forth in this Section 13E although the actual wording of such opinion may differ to the extent agreed to by Oppenheimer Fund and JP Fund.


              F. The Cash Reserve shall not exceed 1% of the value of the net assets, nor 10% in value of the gross assets, of JP Fund at the close of business on the Valuation Date.

              G. The N-14 Registration Statement shall have become effective under the 1933 Act not later than December 31, 1996.

              H. JP Fund shall acknowledge receipt of the shares of Oppenheimer Fund.

              I. On the Closing Date, JP Fund shall have received a letter of a senior officer of OFI in form acceptable to JP Fund, stating that between the date of the Agreement and the Closing Date there has been no material adverse change in the operations or financial condition of Oppenheimer Fund (it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change) and that nothing has come to his or her attention that would indicate that as of the Closing Date there were any pending or threatened litigation or claims with respect to Oppenheimer Fund.

       14.    JP Fund hereby represents and warrants that:

              A. The financial statements of JP Fund as at December 31, 1995 (audited) and June 30, 1996 (unaudited) heretofore furnished to
Oppenheimer Fund, present fairly the financial position, results of operations, and changes in net assets of JP Fund as of such dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year and six-month period; and that from December 31, 1995 through the date hereof there has not been any material adverse change in the Assets, the operations or financial condition of JP Fund, it being agreed that a decrease in the size of JP
Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change.

              B. JP Fund has good and valid title to the Assets, subject to no liens, security interests or other encumbrances, and contingent upon approval of the Agreement and the transactions contemplated hereby by JP Fund's shareholders, JP Fund has authority to transfer the Assets to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever (excluding the Assumed Liabilities).

              C. The Prospectus of JP Fund dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information of JP Fund dated May 1, 1996, contained in JP Fund's Registration
Statement under the 1933 Act, as amended, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of JP Fund, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and was, as of its filing, and continues to be, in full force and effect.

              D. There is no material Liability of JP Fund in existence except as set forth in the financial statements of JP Fund as at December 31, 1995 and June 30, 1996 and as of such dates there were no Liabilities of JP Fund (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. No such material Liability of JP Fund has arisen since December 31, 1995 and June 30, 1996 except as set forth on Exhibit 14D hereto. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of JP Fund, threatened by, against or involving JP Fund or any director, officer, employee, or agent of JP Fund. JP Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated.

              E. There are no contracts, agreements or commitments in existence, whether written or oral, to which JP Fund (or a predecessor) is a party or has succeeded to a party by assumption or assignment or in which it has a beneficial interest other than the Agreement and those entered into by JP Fund in the ordinary conduct of its business and JP Fund has delivered or made available to Oppenheimer Fund, as to each such contract, agreement or other commitment, a true and complete copy or description thereof and as to any oral contract, agreement or other commitment, a true and complete description thereof.

              F. JP Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, with the requisite corporate power and authority to enter into and perform the Agreement and, subject to approval of its shareholders, to consummate the transactions contemplated hereby; all corporate action necessary to make the Agreement, according to its terms, valid, binding and enforceable on JP Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Directors of JP Fund, have been taken by JP Fund subject to approval of the Agreement by the shareholders of JP Fund; the Agreement has been duly executed and delivered by JP Fund and constitutes a valid and binding obligation of JP Fund, enforceable against JP Fund in accordance with its terms, subject to the approval of its shareholders and the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Certificate of Incorporation or By-Laws of JP Fund, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to JP Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on JP Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which JP Fund is subject or any state or federal law or regulation applicable to JP Fund or its assets and properties.

              G. All Federal and other tax returns and reports of JP Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of JP Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of JP Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due. There are no claims, levies, liabilities or amounts due for corporate, excise, income or other federal, state or local taxes outstanding or threatened against JP Fund (other than those reflected in its most recent audited financial statements) and to the best of JP Fund's knowledge there are no facts that might form the basis for such claims, levies, liabilities or amounts due.

              H. JP Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, JP Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and JP Fund intends to meet such requirements with respect to its current taxable year.

              I. All issued and outstanding shares of common stock of JP Fund, par value $1.00 per share, are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by the persons or entities and in the amounts set forth on the Shareholder List submitted to Oppenheimer Fund pursuant to Section 5. There are no outstanding rights, options, warrants, conversion rights, preemptive rights or agreements with respect to shares of JP Fund. Set forth on Exhibit 14I hereto are the names, addresses and share ownership amounts of each shareholder of JP Fund that beneficially (as that term is defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) owns 1% or more of JP Fund's outstanding shares.

              J. The copies of the Certificate of Incorporation and By-laws of JP Fund, and all amendments thereto, previously delivered to Oppenheimer Fund are true, complete and correct.

              K. There is no plan or intention by any JP Fund shareholder who owns 5% or more of JP Fund's outstanding shares, and, to JP Fund's best knowledge, there is no plan or intention on the part of the remaining JP Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Oppenheimer Fund shares received in the transaction that would reduce JP Fund shareholders' ownership of Oppenheimer Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding JP Fund shares as of the same date. With respect to the foregoing representation, attached hereto as Exhibit 14K are true and complete copies of representation letters signed by each such 5% or greater shareholder.

              L. There are no unresolved or outstanding shareholder claims or complaints related to JP Fund other than as disclosed by JP Fund in writing to Oppenheimer Fund and which are determined by Oppenheimer Fund to not be material with respect to the Agreement and the transactions contemplated herein.

              M. Except as previously disclosed to Oppenheimer Fund in writing, and except as have been corrected as required by applicable law, there have been no miscalculations of the net asset value of JP Fund during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the applicable provisions of the 1940 Act.

              N. All of the issued and outstanding shares of JP Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the 1933 Act, the 1940 Act and in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and JP Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered.

              O. JP Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder.

              P. No violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of JP Fund.

              Q. JP Fund is in compliance with its investment objectives, policies and restrictions as described in its current Prospectus and Statement of Additional Information.


              R. JP Fund is duly registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect.

              S. Except for the shareholder approvals specified in Section 12F, no consent, approval, governmental filing, authorization or permit from any person or entity is necessary for the execution and delivery of the Agreement and the consummation of the transactions contemplated by the Agreement.

       15. Oppenheimer Trust on behalf of Oppenheimer Fund hereby represents and warrants that:

              A. The financial statements of Oppenheimer Fund as at December 31, 1995 (audited) and June 30, 1996 (unaudited) heretofore furnished to
JP Fund, present fairly the financial position, results of operations, and changes in net assets of Oppenheimer Fund, as of such dates, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year and six-month period; and that from December 31, 1995 through the date hereof there has not been any material adverse changes in the business or financial condition of Oppenheimer
Fund, it being understood that a decrease in the size of Oppenheimer Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change.

              B. The Prospectus of Oppenheimer Fund, dated May 1, 1996, and the Statement of Additional Information of Oppenheimer Fund, dated May 1, 1996, contained in Oppenheimer Trust's Registration Statement under the
1933 Act, are true, correct and complete, conform to the requirements of the 1933 Act and the 1940 Act and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement of Oppenheimer Trust, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and the 1940 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

              C. Oppenheimer Fund is a series of Oppenheimer Trust, a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the requisite power and authority granted to business trusts to enter into and perform the Agreement and consummate the transactions contemplated hereby; all necessary action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Oppenheimer Trust on behalf of Oppenheimer Fund and to authorize the transactions contemplated by the Agreement, including without limitation necessary approvals of the Board of Trustees of Oppenheimer Trust, have been taken by Oppenheimer Trust; the Agreement has been duly executed and delivered by Oppenheimer Trust on behalf of Oppenheimer Fund and constitutes a valid and binding obligation of Oppenheimer Fund, enforceable against Oppenheimer Trust in accordance with its terms, subject to the Bankruptcy Exception; and the execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under (a) the Declaration of Trust or By-Laws of Oppenheimer Trust, or (b) any loan, credit agreement, note, bond, mortgage, indenture, lease or contract applicable to Oppenheimer Fund, its assets and properties (other than any such conflicts, violations or defaults that individually or in the aggregate would not have a material adverse effect on Oppenheimer Fund or prevent consummation of the transactions contemplated hereby), or (c) any judgment, order or decree to which Oppenheimer Fund is subject or any state or federal law or regulation applicable to Oppenheimer Fund or its assets and properties.


              D. All Federal and other tax returns and reports of Oppenheimer Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Oppenheimer Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Oppenheimer Fund ended December 31, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due.

              E. Oppenheimer Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Oppenheimer Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Oppenheimer Fund intends to meet such requirements with respect to its current taxable year.

              F. Oppenheimer Fund (i) at the time of the reorganization will have no plan or intention to dispose of any of the assets transferred by JP Fund, other than in the ordinary course of business, and (ii) has no plan or intention to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders.

              G. After consummation of the transactions contemplated by the Agreement and for a period of one year thereafter, Oppenheimer Fund intends to operate its business in a substantially unchanged manner subject to such changes as may be required in the ordinary course of its business or as may be approved by the Board of Trustees of Oppenheimer
Trust.

              H. The copies of the Declaration of Trust and By-Laws of Oppenheimer Trust, and any amendments thereto, previously delivered to JP Fund by Oppenheimer Fund are true, complete and correct.

              I. The shares of Oppenheimer Fund which it issues to JP Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Schedule 13C hereto with respect to potential liability of shareholders of a Massachusetts business trust, will conform to the description thereof contained in Oppenheimer Trust's Registration Statement and will be duly registered under the 1933 Act.

              J. All of the issued and outstanding shares of Oppenheimer Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered in all jurisdictions in which they are required to be registered and such registrations, including any periodic reports or supplemental filings, are complete, current and have been continuously effective, all fees required to be paid have been paid, and Oppenheimer Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares are currently sold.

              K. Oppenheimer Trust is duly registered under the 1940 Act and such registration has not been revoked or rescinded and is in full force and effect.

       16.    (a)   Each party hereby represents to the other that no broker
or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby.

              (b) Oppenheimer Trust on behalf of Oppenheimer Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. Oppenheimer Trust on behalf of Oppenheimer
Fund represents and warrants that its financial statements in the N-14 Registration Statement (described below) fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.

              (c) JP Fund represents and warrants that the information concerning it in the Proxy Statement and Prospectus will not as of the date of the Proxy Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein in light of the circumstances in which they are made not misleading. JP Fund represents and warrants that its financial statements in the N-14 Registration Statement fairly present the information shown in accordance with generally accepted accounting principles applied on a basis consistent with previous periods.

       17. Oppenheimer Trust on behalf of Oppenheimer Fund agrees that it will prepare and file the N-14 Registration Statement which shall contain a preliminary form of Proxy Statement and Prospectus contemplated by Rule 145 under the 1933 Act. JP Fund shall be responsible for preparation of the notice of meeting, Proxy Statement and Prospectus and form of proxy to be sent to JP Fund shareholders. The final form of such Proxy Statement and Prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have the N-14 Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection.

       18.    (a)   JP Fund covenants and agrees to afford to Oppenheimer Fund, its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing
Date, to the books, records, employees and representatives of JP Fund.

              (b) JP Fund covenants and agrees that during the period from the date hereof until the Closing Date its investment objectives, investment policies and investment restrictions, as disclosed in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1,
1996, will not be changed in any manner whatsoever except pursuant to a statutory amendment or regulatory requirement during such time and upon prior notice to Oppenheimer Fund.

              (c) JP Fund covenants that during the period from the date hereof until the Closing Date, except as approved in writing by Oppenheimer Fund or expressly provided for in the Agreement, JP Fund (i) will not conduct its business other than in the ordinary course substantially in the manner heretofore conducted and consistent with JP Fund's investment objectives, policies and restrictions as set forth in its most current Prospectus dated May 1, 1996, as amended and supplemented on October 8, 1996, and Statement of Additional Information, dated May 1, 1996, (ii) will not permit or allow any of the Assets to be subjected to any encumbrance, (iii) will not enter into any material transaction or otherwise incur any material Liability other than in the normal course of business consistent with past practice, (iv) will not declare, set aside or pay any dividend or make any other distribution except for payment of its dividends in ordinary course consistent with past practice and except for the final dividend and distribution to be made pursuant to Section 3 of the Agreement, and (v) will not agree, whether in writing or otherwise, to do any of the foregoing. Notwithstanding the foregoing, JP Fund covenants that (x) between the date of the Agreement and the Closing Date, promptly following any transaction involving an acquisition or disposition by JP Fund of portfolio securities, JP Fund shall provide to Oppenheimer Fund a written report detailing such transaction and (y) upon the written request of Oppenheimer Fund, to promptly sell one or more portfolio securities acquired by JP Fund between the date of the Agreement and the Closing Date and (z) to transfer to Oppenheimer Fund on the Closing Date only those Assets the acquisition of which will permit Oppenheimer Fund to be in compliance with all of its investment policies and restrictions.


              (d) JP Fund covenants and agrees to comply with all applicable laws, rules and regulations.

              (e) JP Fund covenants and agrees to maintain in the ordinary course of business consistent with past practice its books and records through to the date of its dissolution and liquidation and to prepare and file all documents, reports and instruments and take such action, including, without limitation, under the federal securities laws and state laws, that is required or appropriate to be filed or taken by it prior to, and/or in connection with, its dissolution and liquidation.

       19.    (a)   Oppenheimer Fund covenants that during the period from the date hereof until the Closing Date it will conduct its business in the ordinary course, it being understood that such ordinary course of business will include customary dividends and other distributions and such changes, if any, that have been approved by trustees of Oppenheimer Fund of which JP Fund has been advised.

              (b) Oppenheimer Fund covenants and agrees to comply with all applicable laws, rules and regulations.

       20. The Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (i) by the mutual written consent of Oppenheimer Trust on behalf of Oppenheimer Fund and JP Fund, (ii) by either Oppenheimer Trust on behalf of Oppenheimer Fund or JP Fund, by notice in writing to the other, if the Closing shall not have occurred on or before December 31, 1996, (iii) by either Oppenheimer Trust on behalf of Oppenheimer Fund or JP Fund, by notice in writing to the other, if (A) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (B) the other party materially breaches or shall have breached any of its representations, warranties or covenants contained herein, (C) the JP Fund shareholders fail to approve the Agreement or (D) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met (other than through the failure of the terminating party to comply with its obligations under the Agreement) and it reasonably appears that it will not or cannot be met prior to the Closing Date or (iv) pursuant to Section 4 of the Agreement. Termination of the Agreement pursuant to
(i), (ii) or (iv) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Oppenheimer Fund, JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors, or officers and it is understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement. Termination of the Agreement pursuant to
(iii) shall terminate all obligations of Oppenheimer Fund and JP Fund hereunder and there shall be no liability for damages on the part of Oppenheimer Fund, Oppenheimer Trust or JP Fund or their respective trustees, directors or officers to any other party or its trustees, directors or officers, except that the party in breach of the Agreement shall, upon demand, reimburse the non-breaching party for all Expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the transactions contemplated by the Agreement, and the provisions of Section 9 as to Expenses shall be of no force or effect. For the purposes of the foregoing sentence, the non-fulfillment of the condition requiring approval of JP Fund shareholders set forth in Sections 10A and 11B shall not be deemed a breach entitling a party to reimbursement of fees and expenses.

       The Agreement shall automatically terminate prior to the Closing in the event the Acquisition Agreement is terminated or the acquisition contemplated by the Acquisition Agreement is not consummated, and in such event all obligations of Oppenheimer Fund and JP Fund shall terminate and there shall be no liability on the part of Oppenheimer Fund, Oppenheimer Trust or JP Fund or their respective trustees, directors or officers to the other or its respective trustees, directors or officers, it being understood and agreed that each party shall be reimbursed for its Expenses pursuant to Section 9 of the Agreement.

       21.    (a)   JPC shall indemnify and hold harmless JP Fund, Oppenheimer
Trust, Oppenheimer Fund, their investment advisers and their respective trustees, directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to (i) any untruthful or inaccurate representation made by JP Fund in the Agreement or any breach by JP Fund of any warranty or any failure by JP
Fund to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement or (ii) the failure of JP Fund to comply with applicable legal requirements, including, without limitation, registration under the 1933 Act and the 1940 Act and state securities laws. Notwithstanding the foregoing, JPC shall not be obligated to so indemnify any officer or director of JP Fund if such claims result from such person's willful misfeasance, bad faith or gross negligence.

              (b) OFI shall indemnify and hold harmless JP Fund and its investment adviser and their respective directors, officers and shareholders, against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Oppenheimer Trust in the Agreement or any breach by Oppenheimer Trust of any warranty or any failure by Oppenheimer Trust to perform or comply with any of its obligations, covenants, conditions or agreements set forth in the Agreement. Notwithstanding the foregoing, OFI shall not be obligated to so indemnify any officer or director of JP Fund or its investment adviser if such claims result from such person's willful misfeasance, bad faith or gross negligence.

              (c) As used in this section, the word "claim" means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorneys' fees).


       22. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

       23. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

       24. JP Fund understands that the obligations of Oppenheimer Trust under the Agreement are not binding upon any Trustee or shareholder of Oppenheimer Trust and Oppenheimer Fund personally, but bind only Oppenheimer Trust, Oppenheimer Fund and Oppenheimer Fund's property. JP Fund represents that it has notice of the provisions of the Declaration of Trust of Oppenheimer Trust disclaiming shareholder and Trustee liability for acts or obligations of Oppenheimer Trust.

       25. Neither of the parties shall make any press release of the transactions contemplated by the Agreement, or any discussion in connection therewith, without the prior written consent of the other party, which consent shall not be unreasonably withheld. The preceding sentence shall not apply to any disclosures required to be made by applicable laws, as determined by counsel; however, the applicable party shall consult with the other party concerning the timing and content of such disclosure before making it.

       26. The representations, warranties and covenants set forth in the Agreement shall survive the closing.

       27. The Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles of such State.

       IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest:                          JP CAPITAL APPRECIATION FUND, INC.


/s/ J. Gregory Poole                    By:   /s/ E. J. Yelton
                                              President


Attest:                          OPPENHEIMER VARIABLE ACCOUNT FUNDS,
                                 ON BEHALF OF OPPENHEIMER GROWTH FUND


/s/ Robert G. Zack                      By:   /s/ Andrew J. Donohue
                                              Secretary & Vice President


Attest:                                 For purposes of Section 21 only:
                                        JEFFERSON-PILOT CORPORATION



/s/ J. Gregory Poole                    By:   /s/ E. J. Yelton
                                              Senior Vice President



Attest:                                 For purposes of Section 21 only:
                                        OPPENHEIMERFUNDS, INC.



/s/ Robert G. Zack                      By:   /s/ Andrew J. Donohue
                                              Executive Vice President

JP Capital Appreciation Fund, Inc.

VOTING INSTRUCTIONS FORM FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD DECEMBER 3, 1996

The undersigned variable contract owner indirectly invested in JP Capital Appreciation Fund, Inc. ("JP Fund"), does hereby direct Jefferson-Pilot Life Insurance Company "JPLIC") to vote shares of JP Fund held to support his or her variable contract at the Special Meeting of Shareholders of JP Fund to be held on December 3, 1996, at the Jefferson-Pilot Building (4th Floor, Room B-2), 100 North Greene Street, Greensboro, North Carolina 27420 at 10:00 A.M., local time, and at all adjournments thereof, and to vote the shares held in the name of JPLIC for the undersigned on the record date for said meeting on the Proposals specified on the reverse side.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE AND THE ELECTION OF EACH NOMINEE AS DIRECTOR. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR EACH PROPOSAL AND THE ELECTION OF EACH NOMINEE AS DIRECTOR IF NO CHOICE IS INDICATED.

Please mark your voting instructions form, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

Proposal 1:

To consider and vote upon the approval or disapproval of the Agreement and Plan of Reorganization dated as of October 8, 1996 (the "Reorganization Agreement") by and among JP Fund, Jefferson-Pilot Corporation, Oppenheimer Variable Account Funds, on behalf of its series Oppenheimer Growth Fund ("Oppenheimer Fund"), and OppenheimerFunds, Inc., and the transactions contemplated thereby, including (i) the transfer of substantially all the assets of JP Fund to Oppenheimer Fund in exchange for shares of Oppenheimer Fund, (ii) the distribution of such shares of Oppenheimer Fund to shareholders of JP Fund in liquidation of JP Fund, and (iii) the cancellation of the outstanding shares of JP Fund.

       FOR____             AGAINST____               ABSTAIN____

Proposal 2:

To elect to the Board of Directors the following five (5) directors to hold office until the earlier of (i) the dissolution of JP Fund or (ii) the next annual meeting of shareholders of JP Fund called for the purpose of electing directors, or until their successors are elected and qualified.

A)  E.J. Yelton                  D) William Edward Moran
B)  John C. Ingram               E) J. Lee Lloyd
C)  Richard Wolcott McEnally

_______For all nominees listed                ____WITHHOLD AUTHORITY
except as marked to the contrary at           to vote for all nominees
left.  Instruction:  To withhold              listed at left.
authority to vote for any individual
nominee, line out that nominee's name
at left.

Proposal 3:

To ratify or reject the selection of McGladrey & Pullen LLP as JP Fund's independent auditors for the current fiscal year.

       FOR____             AGAINST____               ABSTAIN____

                           Dated:________________________, 1996
                                 (Month)      (Day)

                           ______________________________
                                 Signature(s)

                           ______________________________
                                 Signature(s)

       Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Supplement Dated October 28, 1996
to the Prospectus dated May 1, 1996, revised October 28, 1996

This Prospectus may be used to offer or sell shares of only the following
Funds:

              Oppenheimer Bond Fund
              Oppenheimer Growth Fund









October 28, 1996                        PS0600.007 JP

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Prospectus dated May 1, 1996
Revised, October 28, 1996

OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is a diversified open-end investment company consisting of nine separate funds (collectively, the "Funds"):

OPPENHEIMER MONEY FUND ("Money Fund") seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. Government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

OPPENHEIMER HIGH INCOME FUND ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities.
High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

OPPENHEIMER BOND FUND ("Bond Fund") primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

OPPENHEIMER CAPITAL APPRECIATION FUND ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND ("Growth Fund") seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND ("Multiple Strategies Fund") seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GROWTH & INCOME FUND ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

OPPENHEIMER GLOBAL SECURITIES FUND ("Global Securities Fund") seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND ("Strategic Bond Fund") seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

       Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, the "Accounts"). The Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Account owners. Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under an Account.

       This Prospectus explains concisely what you should know before investing in the Trust and the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Funds in the May 1, 1996 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


              About the Funds
              Overview of the Funds
              Financial Highlights
              Investment Objectives and Policies
              How the Funds are Managed
              Performance of the Funds

              About Your Account
              How to Buy Shares
              How to Sell Shares
              Dividends, Capital Gains and Taxes
              Appendix A: Description of Terms
              Appendix B: Description of Securities Ratings

ABOUT THE FUNDS

Overview of the Funds

       Some of the important facts about the Funds are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

       - What Are the Funds' Investment Objectives? Money Fund's investment objective is to seek maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. High Income Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities. Bond Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities rated "baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary investment objective, Bond Fund seeks capital growth when consistent with its primary objective. Capital Appreciation Fund's investment objective is to achieve capital appreciation by investing in "growth-type" companies. Growth Fund's investment objective is to seek to achieve capital appreciation by investing in securities of well-known established companies. Multiple Strategies Fund's investment objective is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. Growth & Income Fund's investment objective is to seek a total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Global Securities Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Strategic Bond Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.


       - What Do the Funds Invest In? To seek their respective investment objectives, the Funds invest as follows. Money Fund primarily invests in money market securities. High Income Fund primarily invests in high yield fixed-income securities, including unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds." Bond Fund primarily invests in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's.
Capital Appreciation Fund primarily invests in "growth-type" companies. Growth Fund primarily invests in securities of well-known established companies. Multiple Strategies Fund primarily invests in common stocks and other equity securities, bonds and other debt securities, and money market securities. Growth & Income Fund invests primarily in equity and debt securities and focuses from time to time on small to medium capitalization companies. Global Securities Fund primarily invests in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations. Strategic Bond Fund primarily invests in foreign government and corporate debt securities, U.S. Government securities, and lower-rated high yield domestic and foreign debt securities, commonly know as "junk bonds." These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page ___.

       - Who Manages the Funds? The Funds' investment adviser is OppenheimerFunds, Inc. (the "Manager"), which (including a subsidiary) advises investment company portfolios having over $50 billion in assets. Each Fund's portfolio manager is primarily responsible for the selection of securities of that Fund. The portfolio managers are as follows: for Money Fund, Dorothy Warmack; for High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund, David Negri (joined by Richard Rubinstein for Multiple Strategies Fund and by Arthur Steinmetz for Strategic Bond Fund); for Capital Appreciation Fund, Paul LaRocco; for Growth Fund, Jane Putnam; for Global Securities Fund, William Wilby; and for Growth & Income Fund, Robert J. Milnamow and Michael S. Levine. The Manager is paid an advisory fee by each Fund, based on its assets. The Trust's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How The Funds Are Managed," starting on page ____ for more information about the Manager and its fees.

       - How Risky Are The Funds? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Funds' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers, and stocks which are small to medium size in capitalization may fluctuate more than large capitalization stocks. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the equity and equity- income funds, Growth Fund is most conservative, followed by Multiple Strategies Fund, Growth & Income Fund, Capital Appreciation Fund and Global Securities Fund. Fixed-income investments are generally subject to the risk that values will fluctuate with inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. In comparing levels of risk among the fixed-income funds, Bond Fund is most conservative, followed by Strategic Bond Fund and High Income Fund. Money Fund is the most conservative of all nine Funds in that Money Fund intends to maintain a stable net asset value, although there is no assurance that it will be able to do so.

       - How Can I Buy or Sell Shares? Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Funds.

       - How Have the Funds Performed? Money Fund, High Income Fund, Bond Fund and Strategic Bond Fund measure their performance by quoting their
yields.   All of the Funds with the exception of Money Fund may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all the Funds except Money Fund can also be compared to broad market indices, which we have done starting on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights


       The tables on the following pages present selected financial information, including per share data and expense ratios and other data about the Funds, and are based on each Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Funds' independent auditors, whose report on the Funds' financial statements for the fiscal year ended December 31, 1995, is included in the Statement of Additional Information.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS


                                                                                                                    Oppenheimer
                                                                                                                       Money
                                                                                                                        Fund

                                                     -------------------------------------------------------------------------------
                                                          Year Ended
                                                         December 31,         1994            1993           1992           1991
                                                             1995
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of year                             $1.00           $1.00          $1.00          $1.00           $1.00

Income from investment operations - net
investment income and net realized gain
on investments                                                   .06             .04            .03            .04             .06

Dividends and distributions to shareholders                     (.06)           (.04)          (.03)          (.04)           (.06)
                                                     -------------------------------------------------------------------------------

Net asset value, end of year                                   $1.00           $1.00          $1.00          $1.00           $1.00

==========================================================
=====================

TOTAL RETURN, AT NET ASSET VALUE (1)                            5.62%           4.25%          3.09%          3.93%
       6.18%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)                       $65,386         $89,671        $61,221        $58,266         $58,709


Average net assets (in thousands)                            $75,136         $90,264        $57,654        $61,317         $75,747


Ratios to average net assets:

  Net investment income                                         5.52%           4.18%          3.12%          3.76%           5.97%

  Expenses                                                       .51%            .43%           .43%           .50%            .49%

                                                 -----------------------------------------------------------------------


                                                    1990           1989           1988          1987            1986

                                                 -----------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of year                   $1.00          $1.00          $1.00          $1.00          $1.00

Income from investment operations - net
investment income and net realized gain
on investments                                         .08            .09            .07            .06            .06

Dividends and distributions to shareholders           (.08)          (.09)          (.07)          (.06)          (.06)
                                                 -----------------------------------------------------------------------

Net asset value, end of year                         $1.00          $1.00          $1.00          $1.00          $1.00

==========================================================
=============

TOTAL RETURN, AT NET ASSET VALUE (1)                  7.84%          9.56%          6.96%          6.74%          6.00%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands)             $89,143        $68,440        $69,468        $42,538        $28,218


Average net assets (in thousands)                  $82,966        $67,586        $60,241        $35,138        $12,914


Ratios to average net assets:

  Net investment income                               7.80%          8.82%          7.31%          6.33%          5.68%

  Expenses                                             .51%           .53%           .55%           .59%           .75%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)


                                                                                                          Oppenheimer
                                                                                                          High Income
                                                                                                              Fund

                                                    -------------------------------------------------------------------------------
                                                        Year Ended
                                                       December 31,
                                                           1995             1994            1993           1992            1991
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                            $9.79          $11.02          $9.74          $9.40          $7.90
Income (loss) from investment operations:
  Net investment income                                           .98             .94            .82           1.19           1.28
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                .94          (1.27)           1.65            .43           1.30
  transactions
                                                    ------------------------------------------------------------------------------
  Total income (loss) from investment
  operations                                                     1.92           (.33)           2.47           1.62           2.58
                                                    -------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                          (1.08)          (.66)          (1.19)         (1.28)         (1.08)
  Distributions from net realized gain on
  investments and foreign currency
  transactions                                                     --           (.24)             --             --             --
                                                    -------------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                                  (1.08)           (.90)         (1.19)         (1.28)         (1.08)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                                 $10.63          $ 9.79         $11.02          $9.74          $9.40

==========================================================
=====================
TOTAL RETURN, AT NET ASSET VALUE(2)                             20.37%          (3.18)%        26.34%         17.92%
       33.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $133,451        $ 95,698        $93,011        $40,817        $27,308

Average net assets (in thousands)                            $115,600        $101,096        $67,000        $36,861        $23,663

Ratios to average net assets:
  Net investment income                                          9.81%           9.15%        10.50%          12.08%         14.26%
  Expenses                                                        .81%            .67%          .68%            .73%           .75%
  Portfolio turnover rate(4)                                    107.1%          110.1%        135.7%          144.2%         108.0%

                                                 -------------------------------------------------------------------------
                                                     1990           1989            1988          1987          1986(1)
                                                 -------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $8.59           $9.30          $9.14        $10.04          $10.00
Income (loss) from investment operations:
  Net investment income                                1.21            1.09           1.12          1.30             .72
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     (.82)           (.65)           .23          (.51)           (.24)
  transactions
                                                 -------------------------------------------------------------------------
  Total income (loss) from investment
  operations                                            .39             .44           1.35           .79             .48
                                                 -------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                (1.08)          (1.08)         (1.07)        (1.55)           (.44)
  Distributions from net realized gain on
  investments and foreign currency
  transactions                                           --            (.07)          (.12)         (.14)              --
                                                 -------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                        (1.08)          (1.15)         (1.19)        (1.69)           (.44)
                                                 -------------------------------------------------------------------------
Net asset value, end of period                        $7.90           $8.59          $9.30         $9.14          $10.04

==========================================================
===============
TOTAL RETURN, AT NET ASSET VALUE(2)                    4.65%           4.84%         15.58%         8.07%
4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $19,172         $23,698        $25,551       $21,768         $14,833

Average net assets (in thousands)                   $21,493         $26,040        $24,530       $20,637         $ 8,036

Ratios to average net assets:
  Net investment income                               14.32%          11.52%         11.94%        13.13%          11.18%(3)
  Expenses                                              .75%            .75%           .75%          .75%            .75%(3)
  Portfolio turnover rate(4)                           95.1%           78.7%          57.9%         42.1%           18.3%

1. For the period from April 30, 1986 (commencement of operations) to December 31, 1986.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                           Oppenheimer
                                                                                                              Bond
                                                                                                              Fund

                                                       -----------------------------------------------------------------------------
                                                           Year Ended
                                                          December 31,
                                                              1995           1994           1993             1992           1991
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                         $10.78         $11.65         $10.99           $11.15         $10.33
Income (loss) from investment operations:
  Net investment income                                         .72            .76            .65              .87            .95
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                               1.07           (.98)           .76             (.17)           .80
                                                       -----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                 1.79           (.22)          1.41              .70           1.75

                                                       -----------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                         (.73)          (.62)          (.75)            (.86)          (.93)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                                  --          (.03)             --               --             --
                                                       -----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                               (.73)          (.65)          (.75)            (.86)          (.93)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                               $11.84         $10.78         $11.65           $10.99         $11.15

==========================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(1)                           17.00%        (1.94)%         13.04%            6.50%
      17.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $211,232       $135,067       $111,846          $63,354        $32,762
Average net assets (in thousands)                          $170,929       $121,884       $ 87,215          $45,687        $22,169
Ratios to average net assets:
  Net investment income                                        6.91%          7.30%          7.20%            7.81%          8.73%
  Expenses                                                      .80%           .57%           .46%             .56%           .64%
  Portfolio turnover rate(2)                                   79.4%          35.1%          36.3%            41.3%           7.6%

                                                       ----------------------------------------------------------------------------
                                                            1990          1989           1988            1987           1986
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $10.49        $10.15          $10.19         $11.15          $11.27
Income (loss) from investment operations:
  Net investment income                                          .97           .98             .94            .97             .97
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                (.18)          .32            (.05)          (.71)            .09
                                                       ----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                   .79          1.30             .89            .26            1.06
                                                       ----------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                          (.95)         (.96)           (.93)         (1.17)          (1.03)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                                  --            --              --           (.05)           (.15)
                                                       ----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                                (.95)         (.96)           (.93)         (1.22)          (1.18)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period                                $10.33        $10.49          $10.15         $10.19          $11.15

==========================================================
==================
TOTAL RETURN, AT NET ASSET VALUE(1)                             7.92%        13.32%           8.97%          2.53%
     10.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $16,576       $13,422         $ 9,989        $10,415          $7,377
Average net assets (in thousands)                            $15,088       $11,167         $11,028        $ 8,748          $4,647
Ratios to average net assets:
  Net investment income                                         9.30%         9.34%           9.08%          9.17%           8.71%
  Expenses                                                       .61%          .64%            .70%           .75%            .75%
  Portfolio turnover rate(2)                                     7.4%          5.4%           36.3%           5.9%           27.7%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                             Oppenheimer
                                                                                                        Capital Appreciation
                                                                                                                Fund
                                                      ------------------------------------------------------------------------------
                                                         Year Ended
                                                        December 31,
                                                            1995             1994           1993            1992           1991
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $25.95         $31.64          $26.04          $23.24         $15.24
Income (loss) from investment operations:
  Net investment income                                        .11            .10             .05             .06            .08
  Net realized and unrealized gain (loss) on
    investments                                               8.29          (2.22)           6.71            3.43           8.18
                                                      ------------------------------------------------------------------------------
  Total income (loss) from investment operations              8.40          (2.12)           6.76            3.49           8.26
                                                      ------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                        (.09)          (.04)           (.06)           (.14)          (.26)
  Distributions from net realized gain on
    investments                                               (.05)         (3.53)          (1.10)           (.55)             --
                                                      ------------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                              (.14)         (3.57)          (1.16)           (.69)          (.26)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period                              $34.21         $25.95          $31.64          $26.04         $23.24

==========================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(2)                          32.52%         (7.59)%         27.32%          15.42%
     54.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $325,404       $185,774        $136,885         $83,335        $49,371
Average net assets (in thousands)                         $240,730       $153,832         $98,228         $56,371        $34,887
Ratios to average net assets:
  Net investment income                                        .47%           .50%            .23%            .30%           .81%
  Expenses                                                     .78%           .57%            .47%            .54%           .63%
  Portfolio turnover rate(4)                                 125.5%          96.5%          122.8%           78.9%         122.3%
  Average brokerage commission rate(5)                       $0.18             --              --              --             --

                                                        -------------------------------------------------------------------------
                                                             1990           1989           1988           1987         1986(1)
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                         $20.40         $16.31         $14.39         $13.12         $16.21
Income (loss) from investment operations:
  Net investment income                                         .32            .50            .33            .21            .12
  Net realized and unrealized gain (loss) on
    investments                                               (3.54)          3.93           1.60           1.67          (1.24)
                                                        -------------------------------------------------------------------------
  Total income (loss) from investment operations              (3.22)          4.43           1.93           1.88          (1.12)
                                                        -------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                         (.53)          (.34)            --           (.34)          (.21)
  Distributions from net realized gain on
    investments                                               (1.41)            --           (.01)          (.27)         (1.76)
                                                        -------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                              (1.94)          (.34)          (.01)          (.61)         (1.97)
                                                        -------------------------------------------------------------------------
Net asset value, end of period                               $15.24         $20.40         $16.31         $14.39         $13.12

==========================================================
===============
TOTAL RETURN, AT NET ASSET VALUE(2)                         (16.82)%         27.57%         13.41%         14.34%
    (1.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $23,295        $27,523        $13,667         $9,692         $4,549
Average net assets (in thousands)                           $24,774        $21,307        $13,239         $8,598         $3,099
Ratios to average net assets:
  Net investment income                                        1.93%          3.27%          2.13%          1.68%          2.36%(3)
  Expenses                                                      .71%           .68%           .73%           .75%          1.01%(3)
  Portfolio turnover rate(4)                                  222.0%         130.5%         128.7%         138.7%         100.1%
  Average brokerage commission rate(5)                           --             --             --             --             --

1. For the six months ended December 31, 1986. Operating results prior to August 15, 1986 were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                        Oppenheimer
                                                                                                           Growth
                                                                                                            Fund
                                                       -----------------------------------------------------------------------------
                                                          Year Ended
                                                         December 31,
                                                             1995              1994             1993          1992            1991
                                                       -----------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $17.68            $17.70         $16.96         $15.17          $12.54
Income (loss) from investment operations:
  Net investment income                                       .25               .22            .46            .16             .30
  Net realized and unrealized gain (loss) on
    investments                                              6.10              (.05)           .74           1.99            2.82
                                                       -----------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                               6.35               .17           1.20           2.15            3.12
                                                       -----------------------------------------------------------------------------

Dividends and distributions to shareholders:
  Dividends from net investment income                       (.22)             (.15)          (.14)          (.36)           (.49)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                             (.26)             (.04)          (.32)             --              --
                                                       -----------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                             (.48)             (.19)          (.46)          (.36)           (.49)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period                             $23.55            $17.68         $17.70         $16.96          $15.17

==========================================================
===================
TOTAL RETURN, AT NET ASSET VALUE(1)                         36.65%              .97%          7.25%         14.53%
     25.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                 $117,710           $63,283        $56,701        $36,494         $22,032
Average net assets (in thousands)                         $88,803           $59,953        $46,389        $25,750         $18,810
Ratios to average net assets:
  Net investment income                                      1.46%             1.38%          1.13%          1.36%           2.82%
  Expenses                                                    .79%              .58%           .50%           .61%            .70%
  Portfolio turnover rate(2)                                 58.2%             53.8%          12.6%          48.7%          133.9%
  Average brokerage commission rate(3)                      $0.07                --             --             --              --

                                                       ---------------------------------------------------------------------------
                                                            1990          1989           1988           1987           1986
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                          $16.38        $13.64         $11.21         $12.53          $10.95
Income (loss) from investment operations:
  Net investment income                                          .56           .66            .29            .20             .13
  Net realized and unrealized gain (loss) on
    investments                                                (1.79)         2.50           2.19            .24            1.76
                                                       ---------------------------------------------------------------------------
  Total income (loss) from investment
    operations                                                 (1.23)         3.16           2.48            .44            1.89
                                                       ---------------------------------------------------------------------------

Dividends and distributions to shareholders:
  Dividends from net investment income                          (.62)         (.35)            --           (.34)           (.15)
  Distributions from net realized gain on
    investments and foreign currency
    transactions                                               (1.99)         (.07)          (.05)         (1.42)           (.16)
                                                       ---------------------------------------------------------------------------
  Total dividends and distributions to
    shareholders                                               (2.61)         (.42)          (.05)         (1.76)           (.31)
                                                       ---------------------------------------------------------------------------
Net asset value, end of period                                $12.54        $16.38         $13.64         $11.21          $12.53

==========================================================
=================
TOTAL RETURN, AT NET ASSET VALUE(1)                           (8.21)%        23.59%         22.09%          3.32%
     17.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $15,895       $19,301        $17,746        $14,692          $8,287
Average net assets (in thousands)                            $17,235       $18,596        $15,585        $15,121          $3,744
Ratios to average net assets:
  Net investment income                                         4.09%         3.72%          2.39%          1.56%           2.62%
  Expenses                                                       .71%          .70%           .70%           .75%            .75%
  Portfolio turnover rate(2)                                   267.9%        148.0%         132.5%         191.0%          100.9%
  Average brokerage commission rate(3)                            --            --             --             --              --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                                              Oppenheimer
                                                                                                         Multiple Strategies
                                                                                                                  Fund
                                                     ------------------------------------------------------------------------------
                                                        Year Ended
                                                       December 31,
                                                           1995             1994            1993             1992            1991
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                      $12.91           $13.88          $12.47           $11.96         $10.90
Income (loss) from investment operations:
  Net investment income                                      .66              .63             .55              .55            .69
  Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                     2.00             (.90)           1.41              .50           1.15
                                                     ------------------------------------------------------------------------------
  Total income (loss) from investment operations            2.66             (.27)           1.96             1.05           1.84
                                                     ------------------------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                      (.65)            (.60)           (.55)            (.54)          (.78)
  Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                                     (.37)            (.10)              --               --             --
                                                     ------------------------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                             (1.02)            (.70)           (.55)            (.54)          (.78)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period                            $14.55           $12.91          $13.88           $12.47         $11.96

==========================================================
====================
TOTAL RETURN, AT NET ASSET VALUE(2)                        21.36%           (1.95)%         15.95%            8.99%
      17.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $381,263         $292,067        $250,290         $159,464       $124,634
Average net assets (in thousands)                       $344,745         $279,949        $199,954         $139,011       $117,000
Ratios to average net assets:
  Net investment income                                     4.81%            4.90%           4.44%            4.63%          5.95%
  Expenses                                                   .77%             .56%            .48%             .55%           .54%
  Portfolio turnover rate(4)                                39.0%            31.4%           32.4%            57.8%          80.3%
  Average brokerage commission rate(5)                     $0.04               --              --               --             --

                                                        -----------------------------------------------------------------
                                                              1990              1989            1988           1987(1)
                                                        -----------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                           $12.30           $11.58         $10.04            $10.00
Income (loss) from investment operations:
  Net investment income                                           .73              .73            .66               .44
  Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                          (.97)            1.04           1.53               .07
                                                        -----------------------------------------------------------------
  Total income (loss) from investment operations                 (.24)            1.77           2.19               .51
                                                        -----------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                           (.70)            (.68)          (.65)             (.43)
  Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                                          (.46)            (.37)            --              (.04)
                                                        -----------------------------------------------------------------
  Total dividends and distributions to
  shareholders                                                  (1.16)           (1.05)          (.65)             (.47)
                                                        -----------------------------------------------------------------
Net asset value, end of period                                 $10.90           $12.30         $11.58            $10.04

==========================================================
=======
TOTAL RETURN, AT NET ASSET VALUE(2)                            (1.91)%           15.76%         22.15%             3.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $118,888         $121,286        $78,386           $53,291
Average net assets (in thousands)                            $123,231         $101,057        $64,298           $34,256
Ratios to average net assets:
  Net investment income                                          6.53%            6.36%          6.18%             6.12%(3)
  Expenses                                                        .55%             .57%           .58               .65%(3)
  Portfolio turnover rate(4)                                     99.2%            66.9%         110.0%             46.9%
  Average brokerage commission rate(5)                             --               --             --                --

1. For the period from February 9, 1987 (commencement of Operations) to December 31, 1987.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, And redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)


                                                                                                           Oppenheimer
                                                                                                        Global Securities
                                                                                                               Fund
                                                                  ----------------------------------------------------------------
                                                                        Year Ended
                                                                       December 31,
                                                                           1995                   1994                  1993
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                       $15.09                 $16.30                 $9.57
Income (loss) from investment operations:
  Net investment income                                                       .12                    .04                  (.02)
        Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                         .19                   (.96)                 6.75
                                                                 -----------------------------------------------------------------
  Total income (loss) from investment operations                              .31                   (.92)                 6.73
                                                                 -----------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                                         --                   (.04)                   --
  Distributions from net realized gain on investments and
    foreign currency transactions                                            (.40)                  (.25)                   --
                                                                 -----------------------------------------------------------------
  Total dividends and distributions to shareholders                          (.40)                  (.29)                   --
                                                                 -----------------------------------------------------------------
Net asset value, end of period                                             $15.00                 $15.09                $16.30

==========================================================
=======
TOTAL RETURN, AT NET ASSET VALUE(2)                                          2.24%                 (5.72)%
70.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                 $360,979               $297,842               $96,425
Average net assets (in thousands)                                        $332,336               $214,545               $31,696
Ratios to average net assets:
  Net investment income                                                       .86%                   .54%                  .72%
  Expenses                                                                    .89%                   .91%                  .92%
  Portfolio turnover rate(4)                                                131.3%                  70.4%                 65.1%
  Average brokerage commission rate(5)                                      $0.01                     --                    --

                                                                 -----------------------------------------------------------------


                                                                     1992                  1991                 1990(1)
                                                                 -----------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                       $10.38            $10.04           $10.00
Income (loss) from investment operations:
  Net investment income                                                       .07               .04               --
        Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                                        (.80)              .30              .04
                                                                 ---------------------------------------------------------------
  Total income (loss) from investment operations                             (.73)              .34              .04
                                                                 ---------------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                                       (.04)               --               --
  Distributions from net realized gain on investments and
    foreign currency transactions                                            (.04)               --               --
                                                                 ---------------------------------------------------------------
  Total dividends and distributions to shareholders                          (.08)               --               --
                                                                 ---------------------------------------------------------------
Net asset value, end of period                                              $9.57            $10.38           $10.04

==========================================================
=====
TOTAL RETURN, AT NET ASSET VALUE(2)                                         (7.11)%            3.39%             .40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $13,537            $7,339           $  432
Average net assets (in thousands)                                         $11,181            $3,990           $  263
Ratios to average net assets:
  Net investment income                                                      1.04%              .75%             .08%(3)
  Expenses                                                                   1.06%             1.32%            6.84%(3)
  Portfolio turnover rate(4)                                                 34.1%             29.5%             0.0%
  Average brokerage commission rate(5)                                         --                --               --

1. For the period from November 12, 1990 (commencement of operations) to December 31, 1990.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                                 Oppenheimer
                                                                                Strategic Bond
                                                                                    Fund
                                                              --------------------------------------------------------
                                                                Year Ended
                                                               December 31,
                                                                   1995                 1994            1993(1)
                                                              --------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                               $4.60               $5.12           $5.00
Income (loss) from investment operations:
  Net investment income                                              .38                 .35             .10
  Net realized and unrealized gain (loss) on investments,
    options written and foreign currency transactions                .30                (.54)            .11
                                                              --------------------------------------------------------
  Total income (loss) from investment operations                     .68                (.19)            .21
                                                              --------------------------------------------------------
Dividends and distributions to shareholders:
  Dividends from net investment income                              (.37)               (.32)           (.09)
  Distributions from net realized gain on investments                 --                  --              --
  Distributions in excess of net realized gain on investments,
    options written and foreign currency transactions                 --                (.01)             --
                                                              --------------------------------------------------------
  Total dividends and distributions to shareholders                 (.37)               (.33)           (.09)
                                                              --------------------------------------------------------
Net asset value, end of period                                     $4.91               $4.60           $5.12

========================================================

TOTAL RETURN, AT NET ASSET VALUE(2)                                15.33%              (3.78)%          4.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $60,098             $20,320          $9,887
Average net assets (in thousands)                                $37,698             $15,389          $4,259
Ratios to average net assets:
  Net investment income                                             9.32%               8.36%           5.67%(3)
  Expenses                                                           .85%                .87%            .96%(3)
  Portfolio turnover rate(4)                                        87.0%              136.6%           10.9%

1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Oppenheimer Variable Account Funds
FINANCIAL HIGHLIGHTS (Continued)

                                                                            Oppenheimer
                                                                          Growth & Income
                                                                               Fund
                                                                          ---------------
                                                                             Year Ended
                                                                            December 31,
                                                                              1995(1)
                                                                            ---------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                                           $10.00
Income (loss) from investment operations:
  Net investment income                                                           .01
  Net realized and unrealized gain (loss) on investments,
    options written and foreign currency transactions                            2.52
                                                                            ---------
  Total income (loss) from investment operations                                 2.53
                                                                            ---------
Dividends and distributions to shareholders:
  Dividends from net investment income                                           (.02)
  Distributions from net realized gain on investments                              --
  Distributions in excess of net realized gain on investments,
    options written and foreign currency transactions                              --
                                                                            ---------
  Total dividends and distributions to shareholders                              (.02)
                                                                            ---------
Net asset value, end of period                                                 $12.51
                                                                            =========

TOTAL RETURN, AT NET ASSET VALUE(2)                                             25.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                       $4,288
Average net assets (in thousands)                                              $1,809
Ratios to average net assets:
  Net investment income                                                          0.50%(3)
  Expenses                                                                       2.07%(3)
  Portfolio turnover rate(4)                                                     23.7%
  Average brokerage commission rate(5)                                          $0.34

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

5. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

Investment Objectives and Policies

Investment Objective and Policies - Money Fund. The objective of Money Fund is to seek the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Securities and Exchange Commission Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940 (the "Investment Company Act") places restrictions on a money market fund's investments. Under Rule 2a-7, Money Fund may purchase only "Eligible Securities," as defined below, that the Trust's Board of Trustees has determined have minimal credit risk. An "Eligible Security" is (a) a security that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Manager to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. Rule 2a-7 permits Money Fund to purchase "First Tier Securities," which are Eligible Securities rated in the highest category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under Rule 2a-7, Money Fund may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities."

       In addition to the overall 5% limit on Second Tier Securities, Money Fund may not invest (i) more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) more than 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or are rated by only one Rating Organization. Additionally, under Rule 2a-7, Money Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Trust's
Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager the responsibility of conforming Money Fund's investments with the requirements of Rule 2a-7 and those Procedures.

       Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. See "Investment Objectives and Policies -- Money Fund" in the Statement of Additional Information for further details.

       The Trust intends to exercise due care in the selection of portfolio securities. However, a risk may exist that the issuers of Money Fund's portfolio securities may not be able to meet their duties and obligations on interest or principal payments at the time called for by the instrument. There is also the risk that because of a redemption demand greater than anticipated by the Manager, some of Money Fund's portfolio may have to be liquidated prior to maturity at prices less than the original cost or maturity value. Any of these risks, if encountered, could cause a reduction in the net asset value of Money Fund's shares.


       The types of instruments that will form the major part of Money Fund's investments are certificates of deposit, bankers' acceptances, commercial paper, U.S. Treasury bills, securities of U.S. Government agencies or instrumentalities and other debt instruments (including bonds) issued by corporations, including variable and floating rate instruments, and variable rate master demand notes. Some of such instruments may be supported by letters of credit or may be subject to repurchase transactions (described below). Except as described below, Money Fund will purchase certificates of deposit or bankers' acceptances only if issued or guaranteed by a domestic bank subject to regulation by the U.S. Government or by a foreign bank having total assets at least equal to U.S. $1 billion. Money Fund may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. Money Fund also may purchase obligations issued by other entities if they are:
(i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Fund, or (ii) subject to repurchase agreements (explained below), if the collateral for the agreement complies with Rule 2a-7. In addition, the Fund may also invest in other types of securities described above in accordance with the requirements of Rule 2a-7. For further information, see "Foreign Securities" and "Other Investment Restrictions" below. See Appendix A below and "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments which Money Fund may make. See Appendix B below for a description of the rating categories of the Rating Organizations.

Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund.

High Income Fund. The objective of High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. The Fund may also acquire participation interests in loans that are made to corporations (see "Participation Interests," below). High Income Fund's investment policy is to assume certain risks (discussed below) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services (i.e., securities rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("Standard & Poor's")), and unrated securities. The investments in which High Income Fund will invest principally will be in the lower rating categories; it may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Appendix B of this Prospectus describes these rating categories.


       High Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating is subsequently downgraded. High Income Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Manager, yields and risks comparable to rated securities. Risks of high yield securities are discussed under "Risk Factors" below. High Income Fund's portfolio at December 31, 1995 contained domestic and foreign corporate bonds in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average value of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 0.34%; AA, 0.22%; BBB, 1.85%; BB, 9.14%; B, 39.45%; CCC, 13.37%; C, 0.93%; and D, 0.53%. If a
bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. The Manager's analysis may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

Bond Fund. Bond Fund's primary objective is to earn a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. As a secondary objective, Bond Fund seeks capital growth when consistent with its primary objective. As a matter of non-fundamental policy, Bond Fund will, under normal market conditions, invest at least 65% of its total assets in bonds. Bond Fund will invest only in securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. However, Bond Fund is not obligated to dispose of securities if the rating is reduced, and therefore will from time to time hold securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's.

Strategic Bond Fund. The investment objective of Strategic Bond Fund is to seek a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities. Although the premiums received by Strategic Bond Fund from writing covered calls are a form of capital gain, the Fund generally will not make investments in securities with the objective of seeking capital appreciation.

       The Fund intends to invest principally in: (i) lower-rated high yield domestic debt securities; (ii) U.S. Government securities, and (iii) foreign government and corporate debt securities. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund assets are shifted among the three sectors.

       - High Yield Securities. The higher yields and high income sought by Strategic Bond Fund are generally obtainable from securities in the lower rating categories of the established rating services, commonly known as "junk bonds." Such securities are rated "Baa" or lower by Moody's or "BBB" or lower by Standard & Poor's. Strategic Bond Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Risks of high yield, high risk securities are discussed under "Risk Factors" below. Strategic Bond Fund's portfolio at December 31, 1995, contained domestic and foreign corporate bonds in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 0.30%; AA, 0.07%; BBB, 0.69%; BB, 5.45%; B, 14.18%; CCC, 4.63%; C, 0.42%; and D,
0.11%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. Strategic Bond Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating of such securities is reduced. Appendix B of this Prospectus describes these rating categories. Strategic Bond Fund may also invest in unrated securities which, in the opinion of the Manager, offer yields and risks comparable to those of securities which are rated.

Other Fixed-Income Strategies and Techniques.   High Income Fund, Bond
Fund and Strategic Bond Fund (collectively, the "Income Funds") can also use the investment techniques and strategies described below. The Statement of Additional Information contains more information about these practices.

       - International Securities. The Income Funds may invest in foreign government and foreign corporate debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. These investments may include (i) U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity, (ii) debt obligations such as bonds (including sinking fund and callable bonds), (iii) debentures and notes (including variable rate and floating rate instruments), and (iv) preferred stocks and zero coupon securities. Further information about investments in foreign securities and special risks of "emerging markets" is set forth below under "Other Investment Techniques and Strategies - Foreign Securities."


       - U.S. Government Securities. U.S. Government Securities are debt obligations issued by or guaranteed by the United States Government or one of its agencies or instrumentalities. Although U.S. Government Securities are considered among the most creditworthy of fixed-income investments and their yields are generally lower than the yields available from corporate debt securities, the values of U.S. Government Securities (and of fixed-income securities generally) will vary inversely to changes in prevailing interest rates. To compensate for the lower yields available on U.S. Government securities, the Income Funds will attempt to augment these yields by writing covered call options against them. See "Hedging," below. Certain of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government Securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). U.S. Government Securities in which the Funds may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

       Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay cash dividends or to meet redemptions. The Income Funds may invest up to 50% of their total assets at the time of purchase in zero coupon securities issued by either corporations or the U.S. Treasury.


       - Domestic Securities. The Income Funds' investments in domestic securities may include preferred stocks, participation interests and zero coupon securities. Domestic investments include fixed-income securities and dividend-paying common stocks issued by domestic corporations in any industry which may be denominated in U.S. dollars or non-U.S. currencies.


       The Income Funds' investments may include securities which represent participation interests in loans made to corporations (see "Participation Interests," below) and in pools of residential mortgage loans which may be guaranteed by agencies or instrumentalities of the U.S. Government
(e.g. Ginnie Maes, Freddie Macs and Fannie Maes), including collateralized mortgage-backed obligations ("CMOs"), or which may not be guaranteed.
Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality or private corporation that are collateralized by a portfolio of mortgages or mortgage-backed securities which may or may not be guaranteed by the U.S. Government. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates.



       The Income Funds may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

       The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

       The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

       Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If any Fund holds illiquid stripped securities, the amount it can hold will be subject to its investment policy limiting investments in illiquid securities to 15% of that Fund's assets.

       The Income Funds may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Funds may invest. The Funds are required to identify cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

       The Income Funds may also invest in asset-backed securities, which are securities that represent fractional undivided interests in pools of consumer loans and trade receivables, similar in structure to the mortgage-backed securities in which the Fund may invest, described above. Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.

Risk Factors. The securities in which High Income Fund and Strategic Bond Fund principally invest are considered speculative and involve greater risk than lower yielding, higher rated fixed-income securities, while providing higher yields than such securities. Lower rated securities may be less liquid, and significant losses could be experienced if a substantial number of other holders of such securities decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. Issuers of lower rated or unrated securities are generally not as financially secure or creditworthy as issuers of higher-rated securities. These Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

Investment Objectives and Policies - Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund.

Capital Appreciation Fund. In seeking its objective of capital appreciation, Capital Appreciation Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. "Growth-type" companies may also include companies developing applications for recent scientific advances. Capital Appreciation Fund may also invest in cyclical industries and in "special situations" that the Manager believes present opportunities for capital growth. "Special situations" are anticipated acquisitions, mergers or other unusual developments which, in the opinion of the Manager, will increase the value of an issuer's securities, regardless of general business conditions or market movements. An additional risk is present in this type of investment since the price of the security may be expected to decline if the anticipated development fails to occur.

Growth Fund. In seeking its objective of capital appreciation, Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of Growth Fund's portfolio securities.

Multiple Strategies Fund. The objective of Multiple Strategies Fund is to seek a high total investment return, which includes current income as well as capital appreciation in the value of its shares. In seeking that objective, Multiple Strategies Fund may invest in equity securities (including common stocks, preferred stocks, convertible securities and warrants), debt securities (including bonds, high yield securities, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. Government obligations, described above under "Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund" and under "Participation Interests" below) and cash and cash equivalents (described above as the types of instruments in which the Money Fund may invest).

       The composition of Multiple Strategies Fund's portfolio among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of securities. Accordingly, there is neither a minimum nor a maximum percentage of Multiple Strategies Fund's assets that may, at any given time, be invested in any of the types of investments identified above. In the event future economic or financial conditions adversely affect equity securities, it is expected that Multiple Strategies Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase), or cash and cash equivalents.

Growth & Income Fund. The objective of Growth & Income Fund is to seek a high total return, which includes growth in the value of its shares as well as current income from equity and debt securities. In seeking that objective, Growth & Income Fund may invest in equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. government obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

       The composition of Growth & Income Fund's portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's assets that may, at any given time, be invested in either type of investment. In the event future economic or financial conditions adversely affect equity securities, it is expected that Growth & Income Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase).

Global Securities Fund. The objective of Global Securities Fund is to seek long-term capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its assets in securities of foreign issuers, "growth-type" companies (those which, in the opinion of the Manager, have relatively favorable long-term prospects for increasing demand or which develop new products and retain a significant part of earnings for research and development), cyclical industries (e.g. base metals, paper and chemicals) and special investment situations which are considered to have appreciation possibilities (e.g., private placements of start-up companies). The Fund may invest without limit in "foreign securities" (as defined below in "Other Investment Techniques and Strategies - Foreign Securities") and thus the relative amount of such investments will change from time to time. It is currently anticipated that Global Securities Fund may invest as much as 80% or more of its total assets in foreign securities. See "Investment Policies and Strategies - Foreign Securities," below, for further discussion as to the possible rewards and risks of investing in foreign securities and as to additional diversification requirements for the Fund's foreign investments.

       - Can the Funds' Investment Objectives and Policies Change? The Funds have investment objectives, described above, as well as investment policies each follows to try to achieve its objectives. Additionally, the Funds use certain investment techniques and strategies in carrying out those investment policies. The Funds' investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Fund's investment objectives are fundamental policies.

       The Trust's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Other Investment Techniques and Strategies. Some of the Funds can also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

       - Special Risks - Borrowing for Leverage. From time to time, Capital Appreciation Fund, Strategic Bond Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund may borrow money from banks to buy securities. These Funds will borrow only if they can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that a Fund's net asset value per share will fluctuate more than funds that don't borrow, since a Fund pays interest on borrowings and interest expense affects a Fund's share price and yield. Growth Fund may borrow only up to 5% of the value of its total assets and Global Securities Fund may borrow up to 10% of the value of its total assets. Global Securities Fund will not borrow, if as a result of such borrowing more than 25% of its total assets would consist of investments in when-issued or delayed delivery securities or borrowed funds. Borrowing for Leverage is subject to regulatory limits described in more detail in "Borrowing" in the Statement of Additional Information.

       Each of the above Funds has undertaken to limit borrowing by that Fund to 25% of the value of its net assets, which is further limited to 10% if the borrowing is for a purpose other than to facilitate redemptions. Neither percentage limitation is a fundamental policy.

       - Investments In Small, Unseasoned Companies. Money Fund, Capital Appreciation Fund, Multiple Strategies Fund, Growth & Income Fund, Growth Fund, Global Securities Fund and Strategic Bond Fund may each invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. It is not currently intended that investments in securities of companies (including predecessors) that have operated less than three years will exceed 5% of the net assets of either Growth Fund or Multiple Strategies Fund. Money Fund, Capital Appreciation Fund, Growth & Income Fund, Global Securities Fund and Strategic Bond Fund are not subject to this restriction.

       - Participation Interests. Strategic Bond Fund, Global Securities Fund, High Income Fund and Multiple Strategies Fund and Growth & Income Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from the banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of a Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to each Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities" below.

       - Foreign Securities. Each Fund may purchase "foreign securities" that is, securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, and each Fund other than Money Fund may purchase securities issued by U.S. corporations denominated in non-U.S. currencies. Money Fund may invest in certain dollar-denominated foreign securities which are "Eligible Securities" as described above. Securities of foreign issuers that are represented by American Depository Receipts ("ADRs"), or that are listed on a U.S. securities exchange or are traded in the United States over-the-counter markets are not considered "foreign securities" for this purpose because they are not subject to many of the special considerations and risks (discussed below and in the Statement of Additional Information) that apply to foreign securities traded and held abroad. Each Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, subject to the investment policies described above. Foreign securities which the Funds may purchase may be denominated in U.S. dollars or in non-U.S. currencies. The Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment, other than in hedging transactions (see "Hedging" below).

       It is currently intended that each Fund (other than Global Securities Fund, Multiple Strategies Fund, Growth & Income Fund or Strategic Bond
Fund) will invest no more than 25% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Multiple Strategies Fund will invest no more than 35% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks.
Global Securities Fund, Growth & Income Fund and Strategic Bond Fund have no restrictions on the amount of their assets that may be invested in foreign securities. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

       The Funds have undertaken to comply with the foreign country diversification guidelines of Section 10506 of the California Insurance Code, as follows: Whenever a Fund's investment in foreign securities exceeds 25% of its net assets, it will invest its assets in securities of issuers located in a minimum of two different foreign countries; this minimum is increased to three foreign countries if foreign investments comprise 40% or more of a Fund's net assets, to four if 60% or more and to five if 80% or more. In addition, no such Fund will have more than 20% of its net assets invested in securities of issuers located in any one foreign country; that limit is increased to 35% for Australia, Canada, France, Japan, the United Kingdom or Germany.

       The percentage of each Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of their financial markets, the interest rate climate of such countries, and the relationship of such countries' currencies to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each such Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions and subject to the above diversification requirements those of a single country. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, changes in currency rates or currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Investment Objectives and Policies - Foreign Securities" in the Statement of Additional Information for further details.

       - Special Risks of "Emerging Markets". Investments in securities traded in "emerging markets" (which are trading markets that are relatively new in countries with developing economies) involve more risks than other foreign securities. Emerging markets may have extended settlement periods for securities transactions so that a Fund might not receive the repayment of principal or income on its investments on a timely basis, which could affect its net asset value. There may be a lack of liquidity for emerging market securities. Interest rates and foreign currency exchange rates may be more volatile. Government limitations on foreign investments may be more likely to be imposed than in more developed countries. Emerging markets may respond in a more volatile manner to economic changes than those of more developed countries.

       - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. Each of the Funds (except Money Fund) may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights that have been acquired as part of units with other securities or that were attached to other securities. No more than 2% of each such Fund's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

       - Repurchase Agreements. Each Fund may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (10% of net assets for Money Fund) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of certain of a Fund's investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on resale or cannot be sold publicly until it is registered under the Securities Act of 1933. No Fund will invest more than 15% of its net assets in illiquid or restricted securities; no Fund presently intends to invest more than 10% of its net assets in illiquid or restricted securities. This policy applies to participation interests, bank time deposits, master demand notes and repurchase transactions maturing in more than seven days, over-the-counter ("OTC") options held by any Fund and that portion of assets used to cover such OTC options; it does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

       - Loans of Portfolio Securities. To attempt to increase its income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. Each Fund must receive collateral for such loans. These loans are limited to 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to lend portfolio securities, but if any Fund does, the value of securities loaned is not expected to exceed 5% of the value of that Fund's total assets.

       - "When-Issued" or Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security changes prior to the settlement date.

       - Hedging. As described below, the Funds (other than Money Fund) may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock or bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes, and have limits on the use of them, described below. The hedging instruments the Funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. High Income Fund, Bond Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond
Fund may do so to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Funds' portfolios against price fluctuations.

       Other hedging strategies, such as buying futures and call options, tend to increase the Funds' exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on Funds' foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

       - Futures. Global Securities Fund, Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures). The latter three Funds and Global Securities Fund, Bond Fund and High Income Fund may buy and sell futures contracts that relate to broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures) or to interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

       - Put and Call Options. The Funds may buy and sell certain kinds of put options (puts) and call options (calls).

       The Funds may buy calls only on securities, broadly-based stock and bond indices, foreign currencies and Futures that the Fund is permitted to buy and sell (as explained above) or to terminate their obligation on a call that the Fund previously wrote. Each Fund may write (that is, sell) covered call options on up to 100% of its assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from that Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

       The Funds may purchase put options. Buying a put on an investment gives that Fund the right to sell the investment at a set price to a seller of a put on that investment. The Funds can buy only those puts that relate to (1) securities (whether or not that Fund owns such securities), (2) Futures that the Fund is permitted to buy and sell (as explained above), (3) broadly-based stock or bond indices or (4) foreign currencies. A Fund can buy a put on a Future whether or not that Fund owns the particular Future in its portfolio. A Fund may not sell a put other than a put that it previously purchased.

       The Funds may buy and sell puts and calls only if certain conditions are met: (1) calls the Funds buy or sell must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of The Nasdaq Stock Market, Inc.; (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) none of the Funds will write puts if, as a result, more than 50% of its net assets would be required to be segregated liquid assets; (4) each call the Funds write must be "covered" while it is outstanding: that means a Fund must own the security on which the call was written; calls (including calls on Futures) must be covered by securities or other liquid assets a Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (5) a Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (6) a call or put option may not be purchased if the value of all of a Fund's put and call options would exceed 5% of that Fund's total assets. No trading or listing requirement applies to calls written by a Fund.

       If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price less the commissions paid on the sale. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be recharacterized as non-taxable return of capital to shareholders.

       - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds (other than Money Fund) use them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. Such Funds may also use "cross hedging," where a Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

       - Interest Rate Swaps. Strategic Bond Fund, High Income Fund, Bond Fund and Growth & Income Fund can also enter into interest rate swap transactions. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. A Fund enters into swaps only on securities it owns. Each of these Funds may not enter into swaps with respect to more than 50% of its total assets. Also, each Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

       Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce that Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on a security that has increased in value, that Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Funds could be obligated to pay more under their swap agreements than they receive under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       - Derivative Investments. Each Fund (other than Money Fund) can invest in a number of different kinds of "derivative investments." Such Funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

       One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect that Fund's share price. Certain derivative investments held by the Funds may trade in the over-the-counter markets and may be illiquid. If that is the case, the Funds' investment in them will be limited, as discussed in "Illiquid and Restricted Securities."

       One type of derivative the Funds (other than Money Fund) may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment such Funds may invest in are currency-indexed securities. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

       Other derivative investments the Funds (other than Money Fund) may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

       - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Funds may engage frequently in short-term trading to try to achieve their objectives. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund and to a lesser extent, higher transaction costs for Money Fund, Bond Fund, Strategic Bond Fund and High Income Fund. The "Financial Highlights," above show the portfolio turnover for the past fiscal years for each Fund. If any Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify under the tax laws as a regulated investment company (see "Dividends, Capital Gains and Taxes," below).

       - Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Funds may not sell securities short except that each Fund (except Money Fund) may sell securities short in collateralized transactions referred to as "short sales against-the-box", where the Funds own an equivalent amount of the securities sold short. No more than 15% of any Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions

       Each of the Funds has certain investment restrictions which, together with its investment objective, are fundamental policies. Under some of those restrictions, each Fund cannot: (1) with respect to 75% of its total assets, invest in securities (except those of the U.S. Government or its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of that Fund's total assets would be invested in securities of that issuer, or (b) that Fund would then own more than 10% of that issuer's voting securities or 10% in principal amount of the outstanding debt securities of that issuer (the latter limitation on debt securities does not apply to Strategic Bond Fund); (2) lend money except in connection with the acquisition of debt securities which a Fund's investment policies and restrictions permit it to purchase; the Funds may also make loans of portfolio securities (see "Loans of Portfolio Securities"); (3) pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; (4) concentrate investments in any particular industry, other than securities of the U.S. Government or its agencies or instrumentalities (Money Fund, Bond Fund and High Income Fund, only); therefore these Funds will not purchase the securities of issuers primarily engaged in the same industry if more than 25% of the total value of that Fund's assets would (in the absence of special circumstances) consist of securities of companies in a single industry; however, there is no limitation as to concentration of investments by Money Fund in obligations issued by domestic banks, foreign branches of domestic banks (if guaranteed by the domestic parent), savings and loan associations or in obligations issued by the federal government and its agencies and instrumentalities; and (5) deviate from the percentage requirements and other restrictions listed under "Warrants and Rights," and the first paragraph under "Special Risks-Borrowing for Leverage." None of the percentage limitations and restrictions described above and in the Statement of Additional Information for the Funds with respect to writing covered calls, hedging, short sales and derivatives is a fundamental policy.

       All of the percentage restrictions described above and elsewhere in this Prospectus, other than those described under "Other Investment Techniques and Strategies--Special Risks-Borrowing for Leverage," apply only at the time a Fund purchases a security. A Fund need not dispose of a security merely because the size of the Fund's assets has changed or the
security has increased in value relative to the size of the Fund.   Money
Fund has separately undertaken to exclude savings and loan associations from the exception to the concentration limitation set forth under investment restriction (4), above. There are other fundamental policies discussed in the Statement of Additional Information.

       The Trustees of the Trust are required to monitor events to identify any irreconcilable conflicts which may arise between the variable life insurance policies and variable annuity contracts that invest in the Funds. Should any conflict arise which ultimately requires that any substantial amount of assets be withdrawn from any Fund, its operating expenses could increase.

How the Funds are Managed

Organization and History. The Trust was organized in 1984 as a Massachusetts business trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. It consists of nine separate Funds - Money Fund, Bond Fund and Growth Fund, all organized in 1984, High Income Fund, Capital Appreciation Fund and Multiple Strategies Fund, all organized in 1986, Global Securities Fund, organized in 1990, Strategic Bond Fund, organized in 1993 and Growth & Income Fund, organized in 1995.


       The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust will normally not hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

The Manager and Its Affiliates. The Funds are managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Fund which state the Manager's responsibilities. The Agreements set forth the fees paid by each Fund to the Manager and describe the expenses that each Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of March 31, 1996, held in more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


       - Portfolio Managers. The Portfolio Manager of High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund is David P. Negri, joined by Richard H. Rubinstein for Multiple Strategies Fund and by Arthur P. Steinmetz for Strategic Bond Fund. They are the persons principally responsible for the day-to-day management of those Funds since July 1989, January 1990, July 1989 (April 1991 for Mr. Rubinstein) and May 1993, respectively. During the past five years, Messrs. Steinmetz and Negri have also served as officers of other Oppenheimer funds. During the past five years, Mr. Rubinstein has served as an officer of other Oppenheimer funds and was formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser. The Portfolio Manager of Global Securities Fund is William Wilby. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since December, 1995. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brothers Harriman & Co., and a Managing Director and Portfolio Manager at AIG Global Investors. The Portfolio Manager of the Money Fund is Dorothy G. Warmack. On May 1, 1996, she became the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years, she has served as an officer of other Oppenheimer funds. The Portfolio Manager of Growth Fund is Jane Putnam. She has been the person principally responsible for the day-to-day management of that Fund's portfolio since May 1994. During the past five years, Ms. Putnam has also served as an Associate Portfolio Manager for other Oppenheimer funds and formerly served as a portfolio manager and equity research analyst for Chemical Bank. The Portfolio Manager of Capital Appreciation Fund is Paul LaRocco. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since January 1994. During the past five years, he has also served as an Associate Portfolio Manager for other Oppenheimer funds and formerly served as a securities analyst with Columbus Circle Investors, prior to which he was an investment analyst for Chicago Title
& Trust Co. The Portfolio Manager of Growth & Income Fund is Robert J. Milnamow and the Associate Portfolio Manager of that Fund is Michael S. Levine. Mr. Milnamow has been the person principally responsible for the day-to-day management of that Fund since November 1995. He is an officer of other Oppenheimer funds. During the past five years, Mr. Milnamow was a portfolio manager with Phoenix Securities Group, and Mr. Levine was a portfolio manager and research associate for Amos Securities, Inc., before which he was an analyst for Shearson Lehman Hutton, Inc. Messrs. Negri, Evans, Milnamow and Rubinstein and Ms. Warmack are Vice Presidents of the Manager, Mr. Levine is an Assistant Vice President of the Manager, Messrs. Steinmetz and Wilby are Senior Vice Presidents of the Manager, and Ms. Putnam and Mr. LaRocco are Assistant Vice Presidents of the Manager. Each of the Portfolio Managers named above is also a Vice President of the

Trust.


       - Fees and Expenses. The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows: (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities
Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.


       During the fiscal year ended December 31, 1995, the management fee (computed on an annualized basis as a percentage of the net assets of all the Funds as of the close of business each day) and the total operating expenses as a percentage of average net assets of each Fund were as follows:

                                                       Total
                                     Management        Operating
                                     Fees              Expenses(1)

Money Fund                           .45%              .51%
High Income Fund                     .75%              .81%
Bond Fund                            .75%              .80%
Capital Appreciation Fund            .74%              .78%
Growth Fund                          .75%              .79%
Multiple Strategies Fund             .74%              .77%
Global Securities Fund               .74%              .89%
Strategic Bond Fund                  .75%              .85%
Growth & Income Fund(2)              .75%              .93%


____________________
(1) This table does not reflect expenses that apply at the separate account level or to related insurance products.
(2) Because Growth & Income Fund is a new fund and has not completed a full fiscal year, the expenses shown above are based on amounts estimated to be payable in the current fiscal year. Growth & Income Fund's total operating expenses for the period from commencement of operations (July 5, 1995) to December 31, 1995 were 2.07% (on an annualized basis) as a percentage of net assets.

     The Funds pay expenses related to their daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Funds' assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement is contained in the Statement of Additional Information.

     There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

     - Shareholder Inquiries. Inquiries by policyowners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.


Performance of the Funds

Explanation of Performance Terminology. Money Fund uses the term "yield" to illustrate its performance. High Income Fund, Bond Fund and Strategic Bond Fund use the terms "yield," "total return," and "average annual total return" to illustrate performance. All the Funds, except Money Fund, use the terms "average annual total return" and "total return" to illustrate their performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Funds' total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Funds' performance. Each Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

     - Yields. Money Fund's "yield" is the income generated by an investment in that Fund over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The compounded "effective yield" is calculated similarly, but the annualized income earned by an investment in Money Fund is assumed to be reinvested. The compounded effective yield will therefore be slightly higher than the yield because of the effect of the assumed reinvestment.

     Yield for High Income Fund, Strategic Bond Fund or Bond Fund will be computed in a standardized manner for mutual funds, by dividing that Fund's net investment income per share earned during a 30-day base period by the maximum offering price (equal to the net asset value) per share on the last day of the period. This yield calculation is compounded on a semi-annual basis, and multiplied by 2 to provide an annualized yield. The Statement of Additional Information describes a dividend yield and a distribution return that may also be quoted for these Funds.

     - Total Returns. There are different types of total returns used to measure each Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Funds' actual year-by-year performance.

How Have the Funds Performed? Below is a discussion by the Manager of the Funds' performance during their last fiscal year ended December 31, 1995, followed by a graphical comparison of each Fund's performance, except Money Fund, to an appropriate broad-based market index.


Management's Discussion of Performance. During the Funds' fiscal year ended December 31, 1995, the bond markets and the equity markets experienced overall price increases in response to declines in interest rates and favorable corporate profits in the face of slower economic growth. During that period, the Manager emphasized the following investment strategies and techniques. High Income Fund focused on the higher quality tiers of below-investment grade bonds and sought value in the housing, gaming and energy sectors, and invested in bonds of growth companies such as foreign cable companies. Bond Fund reacted to a strong rally in treasury securities by reducing its treasury allocation in favor of increased allocations in different categories of U.S. Government and corporate bonds. It reduced its holdings in utilities and cyclical companies such as mining and metals companies in favor of companies expected to experience earnings growth, such as cable, communications, broadcasting and media firms. Capital Appreciation Fund experienced increased investor interest in small-cap stocks beginning in the third quarter of 1995, prior to which small-cap stocks were not participating fully in the stock market rally. Its focus throughout the fiscal year was on individual companies that appear to have carved out a unique market niche rather than on broad industry sectors. Growth Fund's strategy of looking for growth at reasonable price lead it to invest substantially in the technology and financial services sectors. Multiple Strategies Fund's equity investments reflected large positions in technology and health care stocks while its fixed-income positions were strategically positioned at year-end fairly equally across U.S. treasuries, foreign bonds and corporate high yield bonds, in part in reaction to higher yields available outside of the U.S. Growth & Income Fund had significant holdings in technology stocks (including semiconductor makers) healthcare and financial services. Global Securities Fund's investments reflected perceived worldwide trends such as telecommunications expansion, emerging consumer markets, infrastructure development and global integration, with increased exposure to Japanese and European export-oriented companies and high-quality technology stocks. Strategic Bond Fund added to its position in bonds of selected East Asian markets and private label mortgage-backed securities, in an effort to diversify among typically uncorrelated sectors of the fixed-income market.


     - Comparing each Fund's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Fund (except for Money Fund) held until December 31, 1995. Performance information does not reflect charges that apply to separate accounts investing in the Funds and is not restated to reflect the increased management fee rates that took effect September 1, 1994. If these charges and expenses were taken into account, performance would be lower.


     High Income Fund's performance is compared to the performance of the Salomon Brothers High Yield Market Index which is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely-recognized as a measure of the performance of the high-yield corporate bond market. Bond Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, which is an unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The performance of Capital Appreciation Fund, Growth Fund and Growth & Income Fund is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Multiple Strategies Fund's performance is compared to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. Global Securities Fund's performance is compared to the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S., and is widely recognized as a measure of global stock market performance. Strategic Bond Fund's performance is compared to the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, and is widely recognized as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Fund's performance reflects the effect of that Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for a Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value of $10,000 Hypothetical Investments in High Income Fund Versus Salomon Brothers High Yield Market Index

(Graph comparing total return of High Income Fund shares to performance of Salomon Brothers High Yield Market Index)

Average Annual Total Return at 12/31/95 (1)

              1 year        5 years           Life of Fund

              20.37%        18.38%            13.27%

(1) The inception date of the Fund was 4/30/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Bond Fund Versus Lehman Brothers Corporate Bond Index

(Graph comparing total return of Bond Fund shares to performance of Lehman Brothers Corporate Bond Index)

Average Annual Total Returns at 12/31/95 (1)

         1 year             5 years           Life of Fund

         17%                10.19%            9.35%

(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


Comparison of Change in Value of $10,000 Hypothetical Investments in Capital Appreciation Fund Versus S&P 500 Index

(Graph comparing total return of Capital Appreciation Fund shares to performance of S&P 500 Index)

Average Annual Total Returns at 12/31/95 (1)

              1 year        5 years           Life of Fund

              32.52%        22.73%            15.20%

(1) The inception date of the Fund was 8/15/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Growth Fund Versus S&P 500 Index

(Graph comparing total return of Growth Fund shares to performance of S&P 500 Index)

Average Annual Total Returns at 12/31/95 (1)

              1 year        5 years      Life of Fund

              36.65%        16.30%       13.57%


(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Multiple Strategies Fund Versus S&P 500 Index and Lehman Brothers
Aggregate Bond Index

(Graph comparing total return of Multiple Strategies Fund shares to performance of S&P 500 Index and Lehman Brothers Aggregate Bond Index)

Average Annual Total Returns at 12/31/95 (1)

              1 year        5 years           Life of Fund

              21.36%        12.05%            11.09%

(1) The inception date of the Fund was 2/9/87. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Global Securities Fund Versus Morgan Stanley World Index

(Graph comparing total return of Global Securities Fund shares to performance of Morgan Stanley World Index)

Average Annual Total Returns at 12/31/95 (1)

              1 year        5 years           Life of Fund

              2.24%         9.53%             9.36%

(1) The inception date of the Fund was 11/12/90. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Strategic Bond Fund Versus Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

(Graph comparing total return of Strategic Bond Fund to performance of Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index)

Average Annual Total Returns at 12/31/95 (1)

              1 year            Life of Fund

              15.33%            5.63%
______________
(1) The inception date of the Fund was 5/3/93. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

Comparison of Change in Value of $10,000 Hypothetical Investments in Growth & Income Fund Versus S&P 500 Index

(Graph comparing total return of Growth & Income Fund to performance of S&P 500)

Cumulative Total Return at 12/31/95 (1)

                            Life of Fund

                            25.25%

_________________________
(1) The inception date of the Fund was 7/5/95. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

     Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in that Fund's best interest to do so. Shares of each Fund are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without sales charge).

     All purchase orders are processed at the offering price next determined after receipt by the Trust of a purchase order in proper form. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Fund is determined by dividing the value of that Fund's net assets by the number of its shares outstanding. The Board of Trustees has established procedures for valuing each Fund's securities. In general, those valuations are based on market value. Under Rule 2a-7, the amortized cost method is used to value Money Fund's net asset value per share, which is expected to remain fixed at $1.00 per share except under extraordinary circumstances; there can be no assurance that Money Fund's net asset value will not vary. Further details are in "About Your Account- How to Buy Shares - Money Fund Net Asset Valuation" in the Statement of Additional Information.


How to Sell Shares

     Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Trust's transfer agent, OppenheimerFunds Services (the "Transfer Agent"), of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission.
The Trust understands that payment to the Account owner will be made in accordance with the terms of the accompanying Account Prospectus. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolios of the Funds is subject to daily fluctuations and the net asset value of the Funds' shares (other than shares of the Money Fund) will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Capital Gains And Taxes

Dividends of Money Fund. The Trust intends to declare Money Fund's dividends from its net investment income on each day the New York Stock Exchange is open for business. Such dividends will be payable on shares held of record at the time of the previous determination of net asset value. Daily dividends accrued since the prior dividend payment will be paid to shareholders monthly as of a date selected by the Board of Trustees. Money Fund's net income for dividend purposes consists of all interest income accrued on portfolio assets, less all expenses of that Fund for such period. Accrued market discount is included in interest income; amortized market premium is treated as an expense. Although distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently, Money Fund does not expect to realize long-term capital gains, and therefore does not contemplate payment of any capital gains distribution. Distributions from net realized gains will not be distributed unless Money Fund's capital loss carry forwards, if any, have been used or have expired. Money Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To effect this policy, under certain circumstances the Money Fund may withhold dividends or make distributions from capital or capital gains (see "Money Fund Net Asset Valuation" in the Statement of Additional Information).

Dividends and Distributions of High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund. The Trust intends to declare High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund dividends quarterly, payable in March, June, September and December.

Dividends and Distributions of Capital Appreciation Fund, Growth Fund and Global Securities Fund. The Trust intends to declare Capital Appreciation Fund, Growth Fund and Global Securities Fund dividends on an annual basis.


Capital Gains. Any Fund (other than Money Fund) may make a supplemental distribution annually in December out of any net short-term or long-term capital gains derived from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions. Each such Fund may also make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. All dividends and capital gains distributions paid on shares of any of the Funds are automatically reinvested in additional shares of that Fund at net asset value determined on the distribution date. There are no fixed dividend rates and there can be no assurance as to payment of any dividends or the realization of any capital gains.

Tax Treatment to the Account As Shareholder. Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term or long-term capital gains are includable in gross income of the Accounts holding such shares. The tax treatment of such dividends and distributions depends on the tax status of that Account.

Tax Status of the Funds. If the Funds qualify as "regulated investment companies" under the Internal Revenue Code, the Trust will not be liable for Federal income taxes on amounts paid as dividends and distributions from any of the Funds. The Funds did qualify during their last fiscal year and the Trust intends that they will qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which any Fund might not meet in any particular year (see, e.g., "Other Investment Techniques and Strategies - Portfolio Turnover"). If any Fund does not so qualify, it would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders of that Fund. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted.

APPENDIX A - DESCRIPTION OF TERMS

Some of the terms used in the Prospectus and the Statement of Additional Information are described below:

Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually 14 days to one year) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bank notes are short-term direct credit obligations of the issuing bank or bank holding company.

Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Variable rate master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement between the holder and the borrower. The holder has the right to increase the amount under the note at any time up to the face amount, or to decrease the amount borrowed, and the borrower may repay up to the face amount of the note without penalty.

Corporate obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Letters of credit are obligations by the issuer (a bank or other person) to honor drafts or other demands for payment upon compliance with specified conditions.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Such agencies and instrumentalities include, but are not limited to, Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Issues of the United States Treasury are direct obligations of the United States Government. Issues of agencies or instrumentalities are (i) guaranteed by the United States Treasury, or (ii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or (iii) supported by the issuing agency's or instrumentality's own credit.

APPENDIX B - DESCRIPTION OF SECURITIES RATINGS

This is a description of (i) the two highest rating categories for Short Term Debt and Long Term Debt by the Rating Organizations referred to under "Investment Objectives and Policies -- Money Fund", and (ii) additional rating categories that apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. The rating descriptions are based on information supplied by the Rating Organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and
(e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1:  Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.
TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings.

These rating categories apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. For Money Fund only, the two highest rating categories of each Rating Organization are relevant for securities purchased with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

A: Have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and"CC" the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Fitch:
AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than the risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation for investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risks significantly.


AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, it not quite as favorable as for companies in the highest rating category.

APPENDIX TO PROSPECTUS

       Graphic material included in Prospectus of Oppenheimer Variable Account Funds: "Comparison of Total Return of Oppenheimer Variable Account Funds with Broad-Based Indices - Changes in Value of a $10,000
Hypothetical Investment"

       Linear graphs will be included in the Prospectus of Oppenheimer Variable Account Funds (the "Funds") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in shares of the Funds for the life of each Fund (except Oppenheimer Money
Fund) and comparing such values with the same investments over the same time periods in Broad-Based Indices. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Broad-Based Indices, is set forth in the Prospectus under "How Have the Funds Performed? - Management's Discussion of Performance."

                                              Salomon
                                              Brothers
Fiscal                                        High Yield
Year Ended          High Income Fund          Market Index
04/30/86(1)         $10,000                   $10,000
12/31/86            $10,473                   $10,510
12/31/87            $11,318                   $10,990
12/31/88            $13,081                   $12,664
12/31/89            $13,715                   $13,012
12/31/90            $14,352                   $12,096
12/31/91            $19,220                   $16,851
12/31/92            $22,664                   $19,859
12/31/93            $28,632                   $24,878
12/31/94            $27,722                   $24,569
12/31/95            $33,369                   $29,412

                                              Lehman
                                              Brothers
Fiscal                                        Corporate
Year Ended          Bond Fund                 Bond Index

04/03/85            $10,000                   $10,000
12/31/85            $11,882                   $11,819
12/31/86            $13,084                   $13,770
12/31/87            $13,415                   $14,112
12/31/88            $14,618                   $15,352
12/31/89            $16,565                   $17,526
12/31/90            $17,877                   $18,811
12/31/91            $21,028                   $22,325
12/31/92            $22,395                   $24,294
12/31/93            $25,315                   $27,209
12/31/94            $24,825                   $26,139
12/31/95            $24,444                   $27,063

Fiscal              Capital
Year Ended          Appreciation Fund         S&P 500 Index
08/15/86(1)         $10,000                   $10,000
12/31/86            $ 9,835                   $ 9,684
12/31/87            $11,245                   $10,192
12/31/88            $12,754                   $11,880
12/31/89            $16,269                   $15,638
12/31/90            $13,533                   $15,152
12/31/91            $20,938                   $19,758
12/31/92            $24,167                   $21,261
12/31/93            $30,770                   $23,400
12/31/94            $28,434                   $23,706
12/31/95            $37,681                   $32,504

Fiscal
Year Ended          Growth Fund               S&P 500 Index

04/30/85            $10,000                   $10,000
12/31/85            $10,950                   $12,076
12/31/86            $12,894                   $14,331
12/31/87            $13,322                   $15,083
12/31/88            $16,265                   $17,581
12/31/89            $20,101                   $23,141
12/31/90            $18,450                   $22,422
12/31/91            $23,163                   $29,238
12/31/92            $26,528                   $31,463
12/31/93            $28,451                   $34,668
12/31/94            $28,726                   $35,081
12/31/95            $35,851                   $39,495
                                                                     Lehman
                                                                     Brothers
Fiscal              Multiple                                        Aggregate
Year Ended          Strategies Fund           S&P 500 Index         Bond Index

02/09/87(1)         $10,000                   $10,000                    $10,000
12/31/87            $10,397                   $ 8,923                    $10,063
12/31/88            $12,700                   $10,401                    $10,857
12/31/89            $14,701                   $13,690                    $12,434
12/31/90            $14,421                   $13,265                    $13,549
12/31/91            $16,941                   $17,297                    $15,716
12/31/92            $18,463                   $18,613                    $16,879
12/31/93            $21,408                   $20,486                    $18,525
12/31/94            $20,991                   $20,754                    $17,984
12/31/95            $25,474                   $28,457                    $21,307

                                              Morgan
Fiscal              Global                    Stanley
Year Ended          Securities Fund           World Index
11/12/90(1)         $10,000                   $10,000
12/31/90            $10,040                   $10,211
12/31/91            $10,380                   $12,148
12/31/92            $ 9,642                   $11,582
12/31/93            $16,423                   $14,261
12/31/94            $15,483                   $14,985
12/31/95            $15,830                   $18,090



                                              Lehman                 Salomon
                                              Brothers          Brothers World
Fiscal              Strategic                 Aggregate         Government
Year Ended          Bond Fund                 Bond Index        Bond Index
05/03/93(1)         $10,000                   $10,000            $10,000
12/31/93            $10,425                   $10,453            $10,426
12/31/94            $10,032                   $10,147            $10,671
12/31/95            $11,569                   $12,022            $12,703

_______________________
(1)  Commencement of operations.


Fiscal              Growth &                  S&P
Year Ended          Income Fund               500 Index

07/05/95(1)         $10,000                   $10,000
12/31/95            $12,525                   $11,455

_______________________
(1)  Commencement of operations.

Oppenheimer Variable Account Funds
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York  10048-0203

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York  10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado  80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado  80202


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Trust, OppenheimerFunds, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
PR0600.001.0496

Oppenheimer Variable Account Funds
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

                               Oppenheimer Variable Account Funds
                     3410 South Galena Street, Denver, Colorado  80231-5099
                                         1-800-525-7048

                                             PART B

                               STATEMENT OF ADDITIONAL INFORMATION
                                        October 18, 1996

                               ___________________________________

                    This Statement of Additional Information of Variable Account Funds consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Variable Account Funds dated May 1, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

2. Oppenheimer Variable Account Funds' Annual Report as of December 31, 1995, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

3. Oppenheimer Variable Account Funds' Semi-Annual Report as of June 30, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

4. (a) Prospectus of JP Family of Funds dated May 1, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

   (b) Supplement to Prospectus of JP Family of Funds dated October 8, 1996, filed herewith and incorporated herein by reference.

5. Statement of Additional Information of JP Capital Appreciation Fund, Inc., dated May 1, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

6. Statement of Additional Information of JP Investment Grade Bond Fund, Inc., dated May 1, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

7. Annual Report of JP Family of Funds as of December 31, 1995, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

8. Semi-Annual Report of JP Family of Funds as of June 30, 1996, previously filed with Registration Statement of Oppenheimer Variable Account Funds on Form N-14, 10/18/96, and incorporated herein by reference.

9. Pro Forma Financial Statements, filed herewith and incorporated herein by reference.

       This Statement of Additional Information (the "Statement of Additional Information") is not a Prospectus. This Statement of
Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OFS at the toll-free number shown above.

                               JP CAPITAL APPRECIATION FUND, INC.


                                SUPPLEMENT DATED OCTOBER 8, 1996
                                 TO PROSPECTUS DATED MAY 1, 1996


Please read this Supplement carefully and retain it for future reference.

On September 24, 1996, Jefferson-Pilot Corporation ("JPC") and OppenheimerFunds, Inc. signed an acquisition agreement pursuant to which OppenheimerFunds, Inc. will, subject to certain conditions, purchase substantially all of the assets of JP Investment Management Company, investment adviser to JP Capital Appreciation Fund, Inc. (the "Fund") and a wholly-owned subsidiary of JPC. In connection with this acquisition, the Board of Directors of the Fund recently met to consider a proposed Reorganization Agreement pursuant to which the Fund would be acquired by and reorganized into the Oppenheimer Growth Fund ("Growth Fund"), a series of Oppenheimer Variable Accounts Funds, which is managed by OppenheimerFunds, Inc. The Board determined that it is in the best interests of the Fund and the Fund's shareholders that the Fund reorganize with Growth Fund and unanimously approved the terms of the Reorganization Agreement and the reorganization transactions to which it relates. The Fund's Board of Directors also determined to recommend to the Fund's shareholders that they approve the Reorganization Agreement.

The Reorganization Agreement will provide for the transfer of substantially all the assets of the Fund to Growth Fund in exchange for the issuance of shares of Growth Fund; the distribution of such shares of Growth Fund to the shareholders of the Fund in liquidation of the Fund; and the cancellation of the outstanding shares of the Fund. As a result of the proposed reorganization, each shareholder of the Fund would likely receive that number of shares of Growth Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of the
Fund.   The reorganization is contemplated to be tax-free, and the Fund will request an opinion of tax counsel to that effect.

Unless otherwise determined by the Fund's Board of Directors, a meeting of the Fund's shareholders is expected to be held on December 3, 1996 to consider the Reorganization Agreement and the reorganization transactions to which it relates. The affirmative vote of a majority of the Fund's outstanding shares is required to approve the Reorganization Agreement and the related transactions. There can be no assurance that the Fund's shareholders will approve the Reorganization Agreement. Details about the Reorganization Agreement and the reorganization transactions to which it relates will be contained in a proxy statement and other soliciting materials to be sent to Fund shareholders of record on October 10, 1996. Persons who first acquire shares of the Fund after this date will not be entitled to vote on the Reorganization Agreement.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1995 (Unaudited)
Oppenheimer Growth Fund and JP Capital Appreciation Fund, Inc.



                                                       OPPENHEIMER        JP CAPITAL       COMBINED
                                                       GROWTH FUND       APPRECIATION     OPPENHEIMER
                                                          FUND               FUND         GROWTH FUND
                                                       ----------------------------------------------
ASSETS:
Investments, at value (cost * ) (including
   repurchase agreements **)                           $117,817,530      $72,620,683      $190,438,213
Cash                                                         49,380          234,191           283,571
Receivables:
   Dividends and interest                                   106,959          101,730           208,689
   Shares of beneficial interest sold                       364,845           73,582           438,427
   Investments sold                                         595,258               --           595,258
Other                                                         5,982               --             5,982
                                                       -----------------------------------------------
  Total assets                                          118,939,954       73,030,186       191,970,140
                                                       -----------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                    970,555        1,354,110         2,324,665
   Shares of beneficial interest redeemed                   231,518               --           231,518
   Other                                                     27,991           74,577           102,568
                                                       -----------------------------------------------
      Total liabilities                                   1,230,064        1,428,687         2,658,751
                                                       -----------------------------------------------
NET ASSETS                                             $117,709,890      $71,601,499      $189,311,389

===============================================
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                               4,997,725        3,776,774         8,038,128
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                     $23.55           $18.96            $23.55
*Cost                                                  $ 94,199,607      $57,777,456      $151,977,063
**Repurchase Agreements                                $ 23,470,000               --      $ 23,470,000

PRO FORMA COMBINING STATEMENTS OF OPERATIONS For the
Year Ended December 31, 1995 (Unaudited)

Oppenheimer Growth Fund and JP Capital Appreciation Fund, Inc.


                                                       OPPENHEIMER        JP CAPITAL                              COMBINED
                                                         GROWTH          APPRECIATION      PROFORMA              OPPENHEIMER
                                                          FUND               FUND         ADJUSTMENTS            GROWTH FUND
                                                       ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                               $  1,001,964      $   263,977      $                      $ 1,265,941
Dividends (net of withholding taxes of *)                   992,690        1,469,132                               2,461,822
                                                       ---------------------------------------------------------------------
   Total income                                           1,994,654        1,733,109                               3,727,763
                                                       ---------------------------------------------------------------------
EXPENSES:
Management fees                                             664,977          325,646           210,000 (1)         1,200,623
Custodian fees and expenses                                      --           26,499                                  26,499
Shareholder reports                                           3,864               --                                   3,864
Shareholder accounting services                                  --           18,200           (18,200)(2)                --
Legal and auditing fees                                      12,202           25,800           (25,800)(2)            12,202
Insurance expenses                                            3,525               --                                   3,525
Trustees' fees and expenses                                   1,901            3,660                                   5,561
Registration and filing fees                                  8,881               --                                   8,881
Other                                                         1,585            2,197                                   3,782
                                                       ---------------------------------------------------------------------
   Total expenses                                           696,935          402,002           166,000             1,264,937
   Less reimbursement                                            --          (18,225)           18,225 (3)                --
                                                       ---------------------------------------------------------------------
   Net Expenses                                             696,935          383,777           184,225             1,264,937
                                                       ---------------------------------------------------------------------
NET INVESTMENT INCOME                                     1,297,719        1,349,332          (184,225)            2,462,826
                                                       ---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments                                               8,674,291        4,429,313                              13,103,604
Net change in unrealized appreciation or
   depreciation on investments                           16,396,856       12,830,999                              29,227,855
                                                       ---------------------------------------------------------------------

Net realized and unrealized gain                         25,071,147       17,260,312                              42,331,459
                                                       ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $ 26,368,866      $18,609,644      $   (184,225)          $44,794,285

==========================================================
===========

*Withholding taxes                                           $9,674               --                                  $9,674

(1) Calculated in accordance with the current investment advisory agreement of Oppenheimer Variable Account Funds - Oppenheimer Growth Fund (.75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million, and
 .60% on the assets over $800 million).

(2) Estimated fee for similar size funds. Adjustments reflect expected savings when the two Funds combine.

(3) Expense reimbursement is not in effect for Oppenheimer Variable Account Funds - Oppenheimer Growth Fund.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 1996 (UNAUDITED) OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND AND JP
CAPITAL APPRECIATION FUND, INC.


                                                              OPPENHEIMER               JP CAPITAL                  COMBINED
                                                                 GROWTH                APPRECIATION               OPPENHEIMER
                                                                  FUND                     FUND                   GROWTH FUND
                                                            ------------------------------------------------------------------
ASSETS:
Investments, at value (cost * ) (including repurchase
   agreements **)                                           $144,789,612               $81,477,225               $226,266,837
Cash                                                             231,093                   446,968                    678,061
Receivables:
   Dividends and interest                                         92,377                    67,442                    159,819
   Shares of beneficial interest sold                            188,713                    45,793                    234,506
   Investments sold                                            1,096,302                         -                  1,096,302
Other                                                              3,708                         -                      3,708
                                                            ------------------------------------------------------------------
  Total assets                                               146,401,805                82,037,428                228,439,233
                                                            ------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                       1,655,939                   227,597                  1,883,536
   Shares of beneficial interest redeemed                            644                         -                        644
   Custodian fees                                                  3,287                         -                      3,287
   Other                                                          19,727                    58,331                     78,058
                                                            ------------------------------------------------------------------
      Total liabilities                                        1,679,597                   285,928                  1,965,525
                                                            ------------------------------------------------------------------

NET ASSETS                                                  $144,722,208               $81,751,500               $226,473,708

==========================================================
========
COMPOSITION OF NET ASSETS:
Paid-in capital                                             $107,561,054               $59,440,744               $167,001,798
Undistributed net investment income                              684,501                   841,453                  1,525,954
Accumulated net realized gain from investments
   and foreign currency transactions                           5,825,003                 5,602,586                 11,427,589
Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies                                      30,651,650                15,866,717                 46,518,367
                                                            ------------------------------------------------------------------

NET ASSETS                                                  $144,722,208               $81,751,500               $226,473,708

==========================================================
========
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                                    5,972,737                 4,205,324                  9,346,716
NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                                          $24.23                     19.44                     $24.23
*Cost                                                       $114,137,962               $65,610,508               $179,748,470
**Repurchase agreements                                      $17,400,000                         -                $17,400,000

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1996
OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER
GROWTH FUND AND JP CAPITAL APPRECIATION FUND, INC.

                                                  OPPENHEIMER          JP CAPITAL                          COMBINED
                                                     GROWTH           APPRECIATION        PROFORMA        OPPENHEIMER
                                                      FUND                FUND          ADJUSTMENTS       GROWTH FUND
                                                 ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                            $619,167          $286,477            $      -          $905,644
Dividends                                            593,891           778,721                   -         1,372,612
                                                 ---------------------------------------------------------------------
   Total income                                    1,213,058         1,065,198                   -         2,278,256
                                                 ---------------------------------------------------------------------
EXPENSES:
Management fees                                      488,805           190,021              175,000 (1)      853,826
Custodian fees and expenses                            5,212            14,182              (14,182)(2)        5,212
Legal and auditing fees                                5,513            12,900              (12,900)(2)        5,513
Insurance expenses                                     2,251                 -                    -            2,251
Trustees' fees and expenses                            1,103             2,490               (2,490)(2)        1,103
Registration and filing fees                           5,888             9,150                    -           15,038
Other                                                    229               663                    -              892
                                                 ---------------------------------------------------------------------

   Total expenses                                    509,001           229,406              145,428          883,835
                                                 ---------------------------------------------------------------------

   Less reimbursement                                      -            (8,982)               8,982(3)             -
                                                 ---------------------------------------------------------------------

Net expenses                                         509,001           220,424              154,410          883,835
                                                 ---------------------------------------------------------------------

NET INVESTMENT INCOME                                704,057           844,774             (154,410)       1,394,421
                                                 ---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain from investments                 5,982,807         5,612,860                    -       11,595,667
Net change in unrealized appreciation
or depreciation on investments                     7,033,727         1,023,490                    -        8,057,217
                                                 ---------------------------------------------------------------------
Net realized and unrealized gain                  13,016,534         6,636,350                    -       19,652,884
                                                 ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                        $13,720,591        $7,481,124            $(154,410)     $21,047,305

==========================================================
===========


(1) Calculated in accordance with the current investment advisory agreement of Oppenheimer Variable Account Funds - Oppenheimer Growth Fund (.75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million, and
 .60% on the assets over $800 million).

(2) Estimated fee for similar size funds. Adjustments reflect expected savings when the two Funds combine.

(3) Expense reimbursement is not in effect for Oppenheimer Variable Account Funds - Oppenheimer Growth Fund.

PRO FORMA COMBINING STATEMENTS OF INVESTMENTS JUNE 30, 1996 (UNAUDITED)
OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND AND JP CAPITAL APPRECIATION
FUND, INC.

                                                              PRINCIPAL AMOUNT                    MARKET VALUE (NOTE 1)
                                                --------------------------------------    ------------------------------------------
                                                OPPENHEIMER   JP CAPITAL    PRO FORMA     OPPENHEIMER    JP CAPITAL
   PRO FORMA
                                                GROWTH        APPRECIATION  COMBINED      GROWTH         APPRECIATION
 COMBINED
==========================================================
==========================================================
================
COMMON STOCKS - 80.0%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -4.4%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS -3.7%
        ----------------------------------------------------------------------------------------------------------------------------
        FMC Corp.                           (1) $     8,200   $        -    $     8,200   $    535,050   $              $    535,050
        ----------------------------------------------------------------------------------------------------------------------------
        Imperial Chemical Industries, Inc.                -       22,000         22,000              -     1,080,750       1,080,750
        ----------------------------------------------------------------------------------------------------------------------------
        IMC Global, Inc.                             19,000            -         19,000        714,875             -         714,875
        ----------------------------------------------------------------------------------------------------------------------------
        Monsanto Company                                  -       51,500         51,500              -     1,673,750       1,673,750
        ----------------------------------------------------------------------------------------------------------------------------
        Morton International, Inc.                   29,000            -         29,000      1,080,250             -       1,080,250
        ----------------------------------------------------------------------------------------------------------------------------
        PPG Industries, Inc.                          3,200            -          3,200        156,000             -         156,000
        ----------------------------------------------------------------------------------------------------------------------------
        Praxair, Inc.                                31,600            -         31,600      1,335,100             -       1,335,100
        ----------------------------------------------------------------------------------------------------------------------------
        Sterling Chemicals, Inc.            (1)      31,600            -         31,600        367,350             -         367,350
        ----------------------------------------------------------------------------------------------------------------------------
        Terra Industries, Inc.                       51,000            -         51,000        631,125             -         631,125
        ----------------------------------------------------------------------------------------------------------------------------
        Union Carbide Corp.                          19,000            -         19,000        755,250             -         755,250
                                                                                          ------------------------------------------
                                                                                             5,575,000     2,754,500       8,329,500
------------------------------------------------------------------------------------------------------------------------------------
PAPER -0.7%
        ----------------------------------------------------------------------------------------------------------------------------
        Boise Cascade Corp.                          12,000            -         12,000        439,500             -         439,500
        ----------------------------------------------------------------------------------------------------------------------------
        Bowater, Inc.                                14,000            -         14,000        526,750             -         526,750
        ----------------------------------------------------------------------------------------------------------------------------
        Sonoco Products Company                           -        8,400          8,400              -       238,350         238,350
        ----------------------------------------------------------------------------------------------------------------------------
        Willamette Industries, Inc.                   6,000            -          6,000        357,000             -         357,000
                                                                                          ------------------------------------------
                                                                                             1,323,250       238,350       1,561,600
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 9.7%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING -  0.8%
        ----------------------------------------------------------------------------------------------------------------------------
        AutoZone, Inc.                      (1)      12,000            -         12,000        417,000             -         417,000
        ----------------------------------------------------------------------------------------------------------------------------
        Pulte Corp.                                  22,000            -         22,000        588,500             -         588,500
        ----------------------------------------------------------------------------------------------------------------------------
        Toll Brothers, Inc.                 (1)      46,000            -         46,000        753,250             -         753,250
                                                                                          ------------------------------------------
                                                                                             1,758,750             -       1,758,750
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.8%
        ----------------------------------------------------------------------------------------------------------------------------
        Alaska Air Group, Inc.              (1)      25,000            -         25,000        684,375             -         684,375
        ----------------------------------------------------------------------------------------------------------------------------
        AMR Corp.                                     5,000            -          5,000        455,000             -         455,000
        ----------------------------------------------------------------------------------------------------------------------------
        Callaway Golf Co.                            25,000            -         25,000        831,250             -         831,250
        ----------------------------------------------------------------------------------------------------------------------------
        Delta Air Lines, Inc.                         8,000            -          8,000        664,000             -         664,000
        ----------------------------------------------------------------------------------------------------------------------------
        Disney (Walt) Co.                            25,000            -         25,000      1,571,875             -       1,571,875
        ----------------------------------------------------------------------------------------------------------------------------
        ITT Corp. (New)                     (1)       5,000            -          5,000        331,250             -         331,250
        ----------------------------------------------------------------------------------------------------------------------------
        McDonald's Corp.                             11,000            -         11,000        514,250             -         514,250
        ----------------------------------------------------------------------------------------------------------------------------
        Outback Steakhouse, Inc.            (1)      20,000            -         20,000        689,687             -         689,687
        ----------------------------------------------------------------------------------------------------------------------------
        Wendy's International, Inc.                  35,800            -         35,800        666,775             -         666,775
                                                                                          ------------------------------------------
                                                                                             6,408,462             -       6,408,462
------------------------------------------------------------------------------------------------------------------------------------
MEDIA -  0.2%
        ----------------------------------------------------------------------------------------------------------------------------
        US West Media Group                 (1)           -       13,400         13,400              -       244,550         244,550
        ----------------------------------------------------------------------------------------------------------------------------
        Viacom, Inc., Cl. B                 (1)       3,667            -          3,667        142,555             -         142,555
                                                                                          ------------------------------------------
                                                                                               142,555       244,550         387,105
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 3.8%
        ----------------------------------------------------------------------------------------------------------------------------
        Consolidated Stores Corporation     (1)           -       20,000         20,000             -        735,000         735,000
        ----------------------------------------------------------------------------------------------------------------------------
        Donna Karan International, Inc.              40,100            -         40,100     1,122,800              -       1,122,800
        ----------------------------------------------------------------------------------------------------------------------------
        Eckerd Corp.                        (1)      44,000       33,000         77,000       995,500        746,625       1,742,125
        ----------------------------------------------------------------------------------------------------------------------------
        Federated Department Stores, Inc.                 -       24,000         24,000             -        819,000         819,000
        ----------------------------------------------------------------------------------------------------------------------------
        Jones Apparel Group, Inc.           (1)      19,100            -         19,100       938,287              -         938,287
        ----------------------------------------------------------------------------------------------------------------------------
        Liz Claiborne, Inc.                          11,000            -         11,000       380,875              -         380,875
        ----------------------------------------------------------------------------------------------------------------------------
        Nautica Enterprises, Inc.           (1)      20,000            -         20,000       575,000              -         575,000
        ----------------------------------------------------------------------------------------------------------------------------
        Thrifty Payless Holdings, Inc.                    -       20,000         20,000             -        345,000         345,000
        ----------------------------------------------------------------------------------------------------------------------------
        Tommy Hilfiger Corp.                (1)      20,800            -         20,800     1,115,400              -       1,115,400
        ----------------------------------------------------------------------------------------------------------------------------
        Wal-Mart Stores, Inc.                        37,000            -         37,000       938,875              -         938,875
                                                                                          ------------------------------------------
                                                                                            6,066,737      2,645,625       8,712,362
------------------------------------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 2.1%
        ----------------------------------------------------------------------------------------------------------------------------
        Bed Bath & Beyond, Inc.             (1)      18,000            -         18,000       481,500              -         481,500
        ----------------------------------------------------------------------------------------------------------------------------
        Borders Group Inc.                  (1)           -       43,500         43,500             -      1,402,875       1,402,875
        ----------------------------------------------------------------------------------------------------------------------------
        Gap, Inc. (The)                              20,000            -         20,000       642,500              -         642,500
        ----------------------------------------------------------------------------------------------------------------------------
        General Nutrition Cos., Inc.        (1)      18,400            -         18,400       322,000              -         322,000
        ----------------------------------------------------------------------------------------------------------------------------
        Home Depot, Inc.                             22,000            -         22,000     1,188,000              -       1,188,000
        ----------------------------------------------------------------------------------------------------------------------------
        Lands' End, Inc.                    (1)      28,000            -         28,000       693,000              -         693,000
                                                                                          ------------------------------------------
                                                                                            3,327,000      1,402,875       4,729,875
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -16.9%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 1.0%
        ----------------------------------------------------------------------------------------------------------------------------
        Boston Beer Co., Inc., Cl. A        (1)      13,000            -         13,000       312,000              -         312,000
        ----------------------------------------------------------------------------------------------------------------------------
        Coca-Cola Co. (The)                          22,000            -         22,000     1,075,250              -       1,075,250
        ----------------------------------------------------------------------------------------------------------------------------
        PepsiCo, Inc.                                20,000            -         20,000       707,500              -         707,500
        ----------------------------------------------------------------------------------------------------------------------------
        Whitman Corp.                                 5,000            -          5,000       120,625              -         120,625
                                                                                          ------------------------------------------
                                                                                            2,215,375              -       2,215,375
------------------------------------------------------------------------------------------------------------------------------------
FOOD - 2.4%
        ----------------------------------------------------------------------------------------------------------------------------
        Casey's General Stores, Inc.                 13,000            -         13,000       258,375              -         258,375
        ----------------------------------------------------------------------------------------------------------------------------
        H.J. Heinz Co.                               15,000            -         15,000       455,625              -         455,625
        ----------------------------------------------------------------------------------------------------------------------------
        JP Foodservice, Inc.                (1)      25,600            -         25,600       640,000              -         640,000
        ----------------------------------------------------------------------------------------------------------------------------
        Kroger Co.                          (1)      25,000            -         25,000       987,500              -         987,500
        ----------------------------------------------------------------------------------------------------------------------------
        Richfood Holdings, Inc.                      16,000            -         16,000       520,000              -         520,000
        ----------------------------------------------------------------------------------------------------------------------------
        Safeway, Inc.                       (1)      32,000            -         32,000     1,056,000              -       1,056,000
        ----------------------------------------------------------------------------------------------------------------------------
        Sara Lee Corporation                              -       45,000         45,000             -      1,456,875       1,456,875
                                                                                          ------------------------------------------
                                                                                            3,917,500      1,456,875       5,374,375
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 5.6%
        ----------------------------------------------------------------------------------------------------------------------------
        Abbott Laboratories                          17,000            -         17,000       739,500              -         739,500
        ----------------------------------------------------------------------------------------------------------------------------
        Amgen, Inc.                         (1)       8,000            -          8,000       432,000              -         432,000
        ----------------------------------------------------------------------------------------------------------------------------
        Bristol-Myers Squibb Co.                      6,500            -          6,500       585,000              -         585,000
        ----------------------------------------------------------------------------------------------------------------------------
        Johnson & Johnson                            28,516       27,000         55,516     1,411,542      1,336,500       2,748,042
        ----------------------------------------------------------------------------------------------------------------------------
        Lilly (Eli) & Company                             -       20,090         20,090             -      1,305,850       1,305,850
        ----------------------------------------------------------------------------------------------------------------------------
        Merck & Company, Inc.                             -        9,000          9,000             -        581,625         581,625
        ----------------------------------------------------------------------------------------------------------------------------
        Pfizer, Inc.                                 26,500            -         26,500     1,891,437              -       1,891,437
        ----------------------------------------------------------------------------------------------------------------------------
        Pharmacia & Upjohn, Inc.                          -       27,000         27,000             -      1,198,125       1,198,125
        ----------------------------------------------------------------------------------------------------------------------------
        Schering-Plough Corp.                        16,000       25,400         41,400     1,004,000      1,593,850       2,597,850
        ----------------------------------------------------------------------------------------------------------------------------
        Warner-Lambert Co.                           10,000            -         10,000       550,000              -         550,000
                                                                                          ------------------------------------------
                                                                                            6,613,479      6,015,950      12,629,429
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 5.5%
        ----------------------------------------------------------------------------------------------------------------------------
        Alliance Pharmaceutical Corporation (1)           -       12,100         12,100             -        198,138         198,138
        ----------------------------------------------------------------------------------------------------------------------------
        Baxter International                              -       10,000         10,000             -        472,500         472,500
        ----------------------------------------------------------------------------------------------------------------------------
        Boston Scientific Corp.             (1)      21,000            -         21,000       945,000              -         945,000
        ----------------------------------------------------------------------------------------------------------------------------
        Columbia/HCA Healthcare Corp.                 8,000       26,600         34,600       427,000      1,419,775       1,846,775
        ----------------------------------------------------------------------------------------------------------------------------
        Guidant Corporation                               -        9,916          9,916             -        488,363         488,363
        ----------------------------------------------------------------------------------------------------------------------------
        HealthCare COMPARE Corp.            (1)      20,000            -         20,000       975,000              -         975,000
        ----------------------------------------------------------------------------------------------------------------------------
        HEALTHSOUTH Corp.                   (1)      17,000            -         17,000       612,000              -         612,000
        ----------------------------------------------------------------------------------------------------------------------------
        Lincare Holdings, Inc.              (1)      21,000            -         21,000       824,250              -         824,250
        ----------------------------------------------------------------------------------------------------------------------------
        Medtronic, Inc.                              26,000            -         26,000     1,456,000              -       1,456,000
        ----------------------------------------------------------------------------------------------------------------------------
        Nellcor Puritan Bennett, Inc.       (1)      15,800            -         15,800       766,300              -         766,300
        ----------------------------------------------------------------------------------------------------------------------------
        Oxford Health Plans, Inc.           (1)      16,000            -         16,000       658,000              -         658,000
        ----------------------------------------------------------------------------------------------------------------------------
        Sofamor Danek Group, Inc.           (1)      17,000            -         17,000       471,750              -         471,750
        ----------------------------------------------------------------------------------------------------------------------------
        St. Jude Medical, Inc.              (1)           -       20,000         20,000             -        665,000         665,000
        ----------------------------------------------------------------------------------------------------------------------------
        Vencor, Inc.                        (1)           -       48,000         48,000             -      1,464,000       1,464,000
        ----------------------------------------------------------------------------------------------------------------------------
        Ventritex, Inc.                     (1)      18,000            -         18,000       308,250              -         308,250
        ----------------------------------------------------------------------------------------------------------------------------
        VISX, Inc.                          (1)      11,000            -         11,000       375,375              -         375,375
                                                                                          ------------------------------------------
                                                                                            7,818,925      4,707,776      12,526,701
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.4%
        ----------------------------------------------------------------------------------------------------------------------------
        Procter & Gamble Co.                         11,000            -         11,000       996,875              -         996,875
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO - 2.0%
        ----------------------------------------------------------------------------------------------------------------------------
        Philip Morris Cos., Inc.                     15,000       14,000         29,000     1,560,000      1,456,000       3,016,000
        ----------------------------------------------------------------------------------------------------------------------------
        UST, Inc.                                    41,000            -         41,000     1,404,250              -       1,404,250
                                                                                          ------------------------------------------
                                                                                            2,964,250      1,456,000       4,420,250
------------------------------------------------------------------------------------------------------------------------------------
ENERGY -4.2%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.8%
        ----------------------------------------------------------------------------------------------------------------------------
        Global Marine, Inc.                 (1)      27,000            -         27,000       374,625              -         374,625
        ----------------------------------------------------------------------------------------------------------------------------
        Questar Corporation                               -       14,000         14,000             -        476,000         476,000
        ----------------------------------------------------------------------------------------------------------------------------
        Sonat Offshore Drilling, Inc.                18,000            -         18,000       909,000              -         909,000
                                                                                          ------------------------------------------
                                                                                            1,283,625        476,000       1,759,625
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 3.4%
        ----------------------------------------------------------------------------------------------------------------------------
        Amerada Hess Corporation                          -       15,500         15,500             -        831,187         831,187
        ----------------------------------------------------------------------------------------------------------------------------
        Amoco Corporation                                 -       15,600         15,600             -      1,129,050       1,129,050
        ----------------------------------------------------------------------------------------------------------------------------
        Atlantic Richfield Company                        -       13,600         13,600             -      1,611,600       1,611,600
        ----------------------------------------------------------------------------------------------------------------------------
        Mobil Corp.                                   6,000       12,100         18,100       672,750      1,356,713       2,029,463
        ----------------------------------------------------------------------------------------------------------------------------
        Royal Dutch Petroleum Co.                     3,500       10,500         14,000       538,125      1,614,375       2,152,500
                                                                                          ------------------------------------------
                                                                                            1,210,875      6,542,925       7,753,800
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 15.9%
------------------------------------------------------------------------------------------------------------------------------------
BANKS -4.6%
        ----------------------------------------------------------------------------------------------------------------------------
        Bank of Boston Corp.                         23,000            -         23,000     1,138,500              -      1,138,500
        ----------------------------------------------------------------------------------------------------------------------------
        Bank of New York Company, Inc.                    -       19,400         19,400             -        994,250         994,250
        ----------------------------------------------------------------------------------------------------------------------------
        BankAmerica Corp.                             7,500            -          7,500       568,125              -         568,125
        ----------------------------------------------------------------------------------------------------------------------------
        Chase Manhattan Corp. (New)                  15,240       10,400         25,640     1,076,325        734,500       1,810,825
        ----------------------------------------------------------------------------------------------------------------------------
        Citicorp                                          -       20,600         20,600             -      1,702,075       1,702,075
        ----------------------------------------------------------------------------------------------------------------------------
        Mellon Bank Corp                                  -       18,000         18,000             -      1,026,000       1,026,000
        ----------------------------------------------------------------------------------------------------------------------------
        NationsBank Corp.                            10,000            -         10,000       826,250              -         826,250
        ----------------------------------------------------------------------------------------------------------------------------
        PNC Bank Corp.                               24,600            -         24,600       731,850              -         731,850
        ----------------------------------------------------------------------------------------------------------------------------
        State Street Boston Corp.                    18,600            -         18,600       948,600              -         948,600
        ----------------------------------------------------------------------------------------------------------------------------
        Wells Fargo & Co.                             3,166            -          3,166       756,278              -         756,278
                                                                                          ------------------------------------------
                                                                                            6,045,928      4,456,825      10,502,753
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.9%
        ----------------------------------------------------------------------------------------------------------------------------
        Advanta Corp., Cl. A                         15,000            -         15,000       765,000              -         765,000
        ----------------------------------------------------------------------------------------------------------------------------
        Associates First Capital Corp.,
        Cl. A                               (1)      15,000            -         15,000       564,375              -         564,375
        ----------------------------------------------------------------------------------------------------------------------------
        Countrywide Credit Industries Inc.                -       68,000         68,000             -      1,683,000       1,683,000
        ----------------------------------------------------------------------------------------------------------------------------
        Federal Home Loan Mortgage Corp.              8,000        8,000         16,000       684,000        684,000       1,368,000
        ----------------------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Assn.              32,000            -         32,000     1,072,000              -       1,072,000
        ----------------------------------------------------------------------------------------------------------------------------
        First USA, Inc.                              25,000       18,000         43,000     1,375,000        990,000       2,365,000
        ---------------------------------------------------------------------------------------------------------------------------
        Franklin Resources, Inc.                     23,000            -         23,000     1,403,000              -       1,403,000
        ----------------------------------------------------------------------------------------------------------------------------
        Green Tree Financial Corp.                   56,000            -         56,000     1,750,000              -       1,750,000
        ----------------------------------------------------------------------------------------------------------------------------
        Price (T. Rowe) Associates                   43,200            -         43,200     1,328,400              -       1,328,400
        ----------------------------------------------------------------------------------------------------------------------------
        Salomon, Inc.                                18,000            -         18,000       792,000              -         792,000
        ----------------------------------------------------------------------------------------------------------------------------
        Schwab (Charles) Corp. (New)                 29,000            -         29,000       710,500              -         710,500
        ----------------------------------------------------------------------------------------------------------------------------
        Travelers Group, Inc.                        40,500            -         40,500     1,847,812              -       1,847,812
                                                                                          ------------------------------------------
                                                                                           12,292,087      3,357,000      15,649,087
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE -4.4%
        ----------------------------------------------------------------------------------------------------------------------------
        AFLAC Inc.                                        -       26,400         26,400             -        788,700         788,700
        ----------------------------------------------------------------------------------------------------------------------------
        Aetna Life & Casualty Company                     -       20,000         20,000             -      1,430,000       1,430,000
        ----------------------------------------------------------------------------------------------------------------------------
        Allstate Corp.                               20,000       20,500         40,500       912,500        935,312       1,847,812
        ----------------------------------------------------------------------------------------------------------------------------
        Amerin Corp.                        (1)      18,500            -         18,500       494,875              -         494,875
        ----------------------------------------------------------------------------------------------------------------------------
        CIGNA Corporation                                 -       10,600         10,600             -      1,249,475       1,249,475
        ----------------------------------------------------------------------------------------------------------------------------
        Everest Reinsurance Holdings, Inc.                -       25,500         25,500             -        659,813         659,813
        ----------------------------------------------------------------------------------------------------------------------------
        IPC Holdings, Ltd.                                -        6,000          6,000             -        120,750         120,750
        ----------------------------------------------------------------------------------------------------------------------------
        ITT Hartford Group, Inc.                      5,000            -          5,000       266,250              -         266,250
        ----------------------------------------------------------------------------------------------------------------------------
        Loews Corp.                                  11,000            -         11,000       867,625              -         867,625
        ----------------------------------------------------------------------------------------------------------------------------
        MGIC Investment Corp.                        14,100            -         14,100       791,363              -         791,363
        ----------------------------------------------------------------------------------------------------------------------------
        SunAmerica, Inc.                             24,000            -         24,000     1,356,000              -       1,356,000
                                                                                          ------------------------------------------
                                                                                            4,688,613      5,184,050       9,872,663
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL -6.6%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.1%
        ----------------------------------------------------------------------------------------------------------------------------
        Emerson Electric Co.                         16,500            -         16,500     1,491,188              -       1,491,188
        ----------------------------------------------------------------------------------------------------------------------------
        General Electric Co.                          9,000       25,000         34,000       778,500      2,162,500       2,941,000
        ----------------------------------------------------------------------------------------------------------------------------
        Kemet Corp.                         (1)      20,000            -         20,000       400,000              -         400,000
                                                                                          ------------------------------------------
                                                                                            2,669,688      2,162,500       4,832,188
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS - 1.4%
        ----------------------------------------------------------------------------------------------------------------------------
        Centex Corp.                                 21,000            -         21,000       653,625              -         653,625
        ----------------------------------------------------------------------------------------------------------------------------
        Fluor Corp.                                   6,000            -          6,000       392,250              -         392,250
        ----------------------------------------------------------------------------------------------------------------------------
        Rayonier, Inc.                               23,400            -         23,400       889,200              -         889,200
        ----------------------------------------------------------------------------------------------------------------------------
        WMX Technologies                                  -       30,000         30,000             -        982,500         982,500
        ----------------------------------------------------------------------------------------------------------------------------
        Wolverine Tube, Inc.                (1)       5,000            -          5,000       175,000              -         175,000
                                                                                          ------------------------------------------
                                                                                            2,110,075        982,500       3,092,575
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 0.8%
        ----------------------------------------------------------------------------------------------------------------------------
        Danka Business Systems PLC,
        Sponsored ADR                                13,000            -         13,000       380,250              -         380,250
        ----------------------------------------------------------------------------------------------------------------------------
        DecisionOne Holdings Corp.          (1)      23,600            -         23,600       560,500              -         560,500
        ----------------------------------------------------------------------------------------------------------------------------
        Kelly Services                                    -       12,000         12,000             -        351,000         351,000
        ----------------------------------------------------------------------------------------------------------------------------
        Manpower, Inc.                               12,500            -         12,500       490,625              -         490,625
                                                                                          ------------------------------------------
                                                                                            1,431,375        351,000       1,782,375
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING -0.8%
        ----------------------------------------------------------------------------------------------------------------------------
        AGCO Corp.                                   19,200            -         19,200       532,800              -         532,800
        ----------------------------------------------------------------------------------------------------------------------------
        AlliedSignal                                      -       14,000         14,000             -        799,750         799,750
        ----------------------------------------------------------------------------------------------------------------------------
        ITT Industries, Inc.                          3,000            -          3,000        75,375              -          75,375
        ----------------------------------------------------------------------------------------------------------------------------
        Kulicke & Soffa Industries, Inc.    (1)      33,000            -         33,000       482,625              -         482,625
                                                                                          ------------------------------------------
                                                                                            1,090,800        799,750       1,890,550
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
        ----------------------------------------------------------------------------------------------------------------------------
        Burlington Northern Santa Fe Corp.            7,000            -          7,000       566,125              -         566,125
        ----------------------------------------------------------------------------------------------------------------------------
        Canadian Pacific Ltd.                        62,000            -         62,000     1,364,000              -       1,364,000
        ----------------------------------------------------------------------------------------------------------------------------
        CSX Corporation                                   -       14,000         14,000             -        675,500         675,500
        ----------------------------------------------------------------------------------------------------------------------------
        Federal Express Corporation         (1)           -        4,400          4,400             -        360,800         360,800
        ----------------------------------------------------------------------------------------------------------------------------
        Illinois Central Corp.                       15,000            -         15,000       425,625              -         425,625
                                                                                          ------------------------------------------
                                                                                            2,355,750      1,036,300       3,392,050
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 17.6%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.7%
        ----------------------------------------------------------------------------------------------------------------------------
        Goodrich (B.F.) Co.                          24,000            -         24,000       897,000              -         897,000
        ----------------------------------------------------------------------------------------------------------------------------
        Lockheed-Martin Corporation                       -        9,300          9,300             -        781,200         781,200
                                                                                          ------------------------------------------
                                                                                              897,000        781,200       1,678,200
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.2%
        ----------------------------------------------------------------------------------------------------------------------------
        Adaptec, Inc.                       (1)      12,000            -         12,000       568,500              -         568,500
        ----------------------------------------------------------------------------------------------------------------------------
        Cabletron Systems, Inc.             (1)      15,000            -         15,000     1,029,375              -       1,029,375
        ----------------------------------------------------------------------------------------------------------------------------
        Compaq Computer Corp.               (1)      16,000            -         16,000       788,000              -         788,000
        ----------------------------------------------------------------------------------------------------------------------------
        EMC Corp.                           (1)      36,000            -         36,000       670,500              -         670,500
        ----------------------------------------------------------------------------------------------------------------------------
        Gateway 2000, Inc.                  (1)      30,800            -         30,800     1,047,200              -       1,047,200
        ----------------------------------------------------------------------------------------------------------------------------
        Seagate Technology, Inc.            (1)      19,000            -         19,000       855,000              -         855,000
                                                                                          ------------------------------------------
                                                                                            4,958,575              -       4,958,575
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.9%
        ----------------------------------------------------------------------------------------------------------------------------
        Automatic Data Processing, Inc.              20,000            -         20,000       772,500              -         772,500
        ----------------------------------------------------------------------------------------------------------------------------
        BMC Software, Inc.                  (1)      22,000            -         22,000     1,314,500              -       1,314,500
        ----------------------------------------------------------------------------------------------------------------------------
        Computer Associates International,
        Inc.                                          6,000            -          6,000       427,500              -         427,500
        ----------------------------------------------------------------------------------------------------------------------------
        First Data Corp.                             29,000            -         29,000     2,309,125              -       2,309,125
        ----------------------------------------------------------------------------------------------------------------------------
        Informix Corp.                      (1)      35,000            -         35,000       787,500              -         787,500
        ----------------------------------------------------------------------------------------------------------------------------
        Microsoft Corp.                     (1)      33,000            -         33,000     3,964,125              -       3,964,125
        ----------------------------------------------------------------------------------------------------------------------------
        Oracle Corp.                        (1)      45,400            -         45,400     1,790,463              -       1,790,463
        ----------------------------------------------------------------------------------------------------------------------------
        PLATINUM Technology, Inc.           (1)      33,000            -         33,000       499,125              -         499,125
        ----------------------------------------------------------------------------------------------------------------------------
        Sterling Software, Inc.             (1)      11,000            -         11,000       847,000              -         847,000
        ----------------------------------------------------------------------------------------------------------------------------
        SunGard Data Systems, Inc.          (1)           -       23,000         23,000             -        920,000         920,000
        ----------------------------------------------------------------------------------------------------------------------------
        System Software Associates, Inc.             27,500            -         27,500       467,500              -         467,500
        ----------------------------------------------------------------------------------------------------------------------------
        Xerox Corporation                                 -       30,000         30,000             -      1,605,000       1,605,000
                                                                                          ------------------------------------------
                                                                                           13,179,338      2,525,000      15,704,338
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 3.1%
        ----------------------------------------------------------------------------------------------------------------------------
        Applied Materials, Inc.             (1)      32,000            -         32,000       976,000              -         976,000
        ----------------------------------------------------------------------------------------------------------------------------
        Arrow Electronics, Inc.             (1)       8,000            -          8,000       345,000              -         345,000
        ----------------------------------------------------------------------------------------------------------------------------
        Atmel Corporation                                 -       15,000         15,000             -        451,875         451,875
        ---------------------------------------------------------------------------------------------------------------------------
        Cypress Semiconductor Corp.         (1)      55,000            -         55,000       660,000              -         660,000
        ----------------------------------------------------------------------------------------------------------------------------
        Intel Corp.                                  26,000            -         26,000     1,909,375              -       1,909,375
        ----------------------------------------------------------------------------------------------------------------------------
        LSI Logic Corp.                     (1)      16,000            -         16,000       416,000              -         416,000
        ----------------------------------------------------------------------------------------------------------------------------
        Motorola, Inc.                               10,000            -         10,000       628,750              -         628,750
        ----------------------------------------------------------------------------------------------------------------------------
        Novellus Systems, Inc.              (1)       8,200            -          8,200       295,200              -         295,200
        ----------------------------------------------------------------------------------------------------------------------------
        Philips Electronics NV, ADR                  11,000            -         11,000       358,875              -         358,875
        ----------------------------------------------------------------------------------------------------------------------------
        Tegal Corp.                         (1)      15,000            -         15,000       108,750              -         108,750
        ----------------------------------------------------------------------------------------------------------------------------
        Varian Associaties, Inc.                          -       15,300         15,300             -        791,775         791,775
                                                                                          ------------------------------------------
                                                                                            5,697,950      1,243,650       6,941,600
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 4.7%
        ----------------------------------------------------------------------------------------------------------------------------
        3Com Corp.                          (1)       3,000            -          3,000       137,250              -         137,250
        ----------------------------------------------------------------------------------------------------------------------------
        360 Communications Company          (1)           -        8,833          8,833             -        211,992         211,992
        ----------------------------------------------------------------------------------------------------------------------------
        Cisco Systems, Inc.                 (1)      23,000            -         23,000     1,302,375              -       1,302,375
        ----------------------------------------------------------------------------------------------------------------------------
        DSC Communicatinos Corportaion      (1)           -       25,000         25,000             -        750,000         750,000
        ----------------------------------------------------------------------------------------------------------------------------
        Hong Kong Telecommunications
        Ltd., Sponsored ADR                          21,000            -         21,000       378,000              -         378,000
        ----------------------------------------------------------------------------------------------------------------------------
        L.M. Ericsson Telephone Co.,
        Cl. B, ADR                                   42,000            -         42,000       903,000              -         903,000
        ----------------------------------------------------------------------------------------------------------------------------
        Loral Space & Communications, Ltd.  (1)           -       16,000         16,000             -        218,000         218,000
        ----------------------------------------------------------------------------------------------------------------------------
        Lucent Technologies, Inc.           (1)       6,200       33,000         39,200       234,825      1,249,875       1,484,700
        ----------------------------------------------------------------------------------------------------------------------------
        Newbridge Networks Corp.            (1)      23,000            -         23,000     1,506,500              -       1,506,500
        ----------------------------------------------------------------------------------------------------------------------------
        Telecom Corp. of New Zealand Ltd.,
        Sponsored ADR                                 7,000            -          7,000       467,250              -         467,250
        ----------------------------------------------------------------------------------------------------------------------------
        Tellabs, Inc.                       (1)      19,800       29,500         49,300     1,324,125      1,969,125       3,293,250
                                                                                          ------------------------------------------
                                                                                            6,253,325      4,398,992      10,652,317
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -4.7%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTLITIES - 2.2%
        ----------------------------------------------------------------------------------------------------------------------------
        American Electric Power Company,
        Inc.                                              -       11,550         11,550             -        492,319         492,319
        ----------------------------------------------------------------------------------------------------------------------------
        CMS Energy Corporation                            -       16,200         16,200             -        500,175         500,175
        ----------------------------------------------------------------------------------------------------------------------------
        Carolina Power & Light Company                    -        6,700          6,700             -        254,600         254,600
        ----------------------------------------------------------------------------------------------------------------------------
        CINergy Corporation                               -       22,800         22,800             -        729,600         729,600
        ----------------------------------------------------------------------------------------------------------------------------
        Consolidated Edison Company of
        NY Inc.                                           -        9,900          9,900             -        289,575         289,575
        ----------------------------------------------------------------------------------------------------------------------------
        Dominion Resources, Inc.                          -        7,650          7,650             -        306,000         306,000
        ----------------------------------------------------------------------------------------------------------------------------
        Entergy Corporation                               -       19,800         19,800             -         61,825         561,825
        ----------------------------------------------------------------------------------------------------------------------------
        FPL Group, Inc.                                   -       13,600         13,600             -        625,600         625,600
        ----------------------------------------------------------------------------------------------------------------------------
        Illinova Corporation                              -       15,900         15,900             -        457,125         457,125
        ----------------------------------------------------------------------------------------------------------------------------
        Northeast Utilities                               -       14,500         14,500             -        193,937         193,937
        ----------------------------------------------------------------------------------------------------------------------------
        PECO Energy Company                               -        8,300          8,300             -        215,800         215,800
        ----------------------------------------------------------------------------------------------------------------------------
        Public Service Enterprise Group,
        Inc.                                              -       12,550         12,550             -        343,556         343,556
                                                                                          ------------------------------------------
                                                                                                    -      4,970,112       4,970,112
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES -2.4%
        ----------------------------------------------------------------------------------------------------------------------------
        Bell Atlantic Corporation                         -        6,300          6,300             -        401,625         401,625
        ----------------------------------------------------------------------------------------------------------------------------
        BellSouth Corp.                               3,000       12,600         15,600       127,125        533,925         661,050
        ----------------------------------------------------------------------------------------------------------------------------
        Century Telephone Enterprises, Inc.               -       14,000         14,000             -        446,250         446,250
        ----------------------------------------------------------------------------------------------------------------------------
        Cincinnati Bell, Inc.                        13,800            -         13,800       719,325              -         719,325
        ----------------------------------------------------------------------------------------------------------------------------
        Fromtier Corporation                              -       43,000         43,000             -      1,316,875       1,316,875
        ----------------------------------------------------------------------------------------------------------------------------
        SBC Communications Inc.                           -        6,400          6,400             -        315,200         315,200
        ----------------------------------------------------------------------------------------------------------------------------
        Sprint Corporation                                -       26,500         26,500             -      1,113,000       1,113,000
        ----------------------------------------------------------------------------------------------------------------------------
        US West Communications Group                      -       13,400         13,400             -        427,125         427,125
                                                                                          ------------------------------------------
                                                                                              846,450      4,554,000       5,400,450
------------------------------------------------------------------------------------------------------------------------------------
WATER UTILITIES - 0.1%
        ----------------------------------------------------------------------------------------------------------------------------
        American Water Works Company, Inc.                -        6,000          6,000             -        241,500         241,500
                                                                                          ------------------------------------------

        Total Common Stocks
        (Cost $85,487,962, $49,158,263+,
        Combined $134,646,225)                                                            116,139,612     64,985,805     181,125,417

==========================================================
==========================================================
================
PREFERRED STOCKS - 0.7%
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.1%
        ----------------------------------------------------------------------------------------------------------------------------
        TCI Communications, Inc. $2.125
        Cum Pfd. Ser A                                    -        3,000          3,000             -        132,375         132,375
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO - 0.6%
        ----------------------------------------------------------------------------------------------------------------------------
        RJR Nabisco Holdings, Inc. Pfd. C                 -      220,000        220,000             -      1,430,000       1,430,000
                                                                                          ------------------------------------------

        Total Preferred Stocks
        (Cost $1,523,200+)                                                                          -      1,562,375       1,562,375

==========================================================
==========================================================
================
SHORT-TERM NOTES - 11.6%
        ----------------------------------------------------------------------------------------------------------------------------
        American Express Credit
        Corporation 7/03/96                               -      500,000        500,000             -        499,780         499,780
        ----------------------------------------------------------------------------------------------------------------------------
        American Express Credit
        Corporation 7/03/96                               -    2,000,000      2,000,000             -      1,999,123       1,999,123
        ----------------------------------------------------------------------------------------------------------------------------
        Chevron Oil Finance Company
        7/08/96                                           -    2,750,000      2,750,000             -      2,746,749       2,746,749
        ----------------------------------------------------------------------------------------------------------------------------
        Exxon Asset Management Company
        7/10/96                                           -    3,000,000      3,000,000             -      2,995,625       2,995,625
        ----------------------------------------------------------------------------------------------------------------------------
        Federal Home Loan Mortgage Corp.,
        5.27%, 7/1/96                            11,250,000            -     11,250,000    11,250,000              -      11,250,000
        ----------------------------------------------------------------------------------------------------------------------------
        Ford Motor Credit Company 7/17/96                 -    2,500,000      2,500,000             -      2,493,672       2,493,672
        ----------------------------------------------------------------------------------------------------------------------------
        General Electric Capital
        Corporation  7/05/96                              -    1,500,000      1,500,000             -      1,498,911       1,498,911
        ----------------------------------------------------------------------------------------------------------------------------
        Hershey Foods Corporation 7/12/96                 -    2,700,000      2,700,000             -      2,695,185       2,695,185
                                                                                          ------------------------------------------

        Total Short-Term Securities
        (Cost $11,250,000, $14,929,145,
        Combined $26,179,145)                                                              11,250,000     14,929,045      26,179,045

==========================================================
==========================================================
================
REPURCHASE AGREEMENT - 7.7%
        ----------------------------------------------------------------------------------------------------------------------------
        Repurchase agreement with Canadian
        Imperial Bank of Commerce, 5.45%,
        dated 6/28/96, to be repurchased at
        $17,407,903 on 7/1/96,
        collateralized by U.S. Treasury
        Bonds, 9.125%-11.25%, 2/15/15-
        5/11/18, with a value of $6,150,689,
        and U.S. Treasury Nts., 5.25%-8.50%,
        1/11/97-11/15/04, with a value of
        $11,623,981 (Cost $17,400,000)           17,400,000            -     17,400,000     17,400,000             -      17,400,000

        ----------------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS, AT VALUE
        (COST $114,137,962, $65,610,508,
        COMBINED $179,748,470)                       100.0%        99.7%         100.0%    144,789,612    81,477,225
226,266,837
        ----------------------------------------------------------------------------------------------------------------------------
        OTHER ASSETS NET OF LIABILITIES/
        LIABILITIES IN EXCESS OF OTHER
        ASSETS                                         0.0          0.3            0.0         (67,404)      274,275         206,871
                                                     ----------------------------------   ------------------------------------------
        NET ASSETS                                   100.0%       100.0%         100.0%   $144,722,208   $81,751,500
$226,473,708
                                                     ==================================
==========================================

        1.  Non-income producing security.
        +   Aggregate cost for Federal income tax purposes is the same.